2000 Annual Report

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                                       THE
                                      ROYCE
                                      FUNDS

                       Value Investing In Small Companies
                             For More Than 25 Years

                                ROYCE VALUE TRUST

                              ROYCE MICRO-CAP TRUST

                                ROYCE FOCUS TRUST

--------------------------------------------------------------------------------

                               www.roycefunds.com

A FEW WORDS ON CLOSED-END FUNDS
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Royce & Associates, Inc. manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Focus Trust, a closed-end fund that invests in a limited number of domestic and foreign companies.

A closed-end fund is an investment company whose shares are listed on a stock exchange or are traded in the over-the-counter market. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund's Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange or the Nasdaq market, as with any publicly traded stock. This is in contrast to open-end mutual funds, where the fund sells and redeems its shares on a continuous basis.

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A CLOSED-END FUND OFFERS SEVERAL DISTINCT ADVANTAGES NOT AVAILABLE FROM AN
OPEN-END FUND STRUCTURE

- Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.

- In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

- A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.

- The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

- Unlike open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Royce Value Trust has adopted a quarterly distribution policy.

We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

================================================================================

WHY DIVIDEND REINVESTMENT IS IMPORTANT

A very important component of an investor's total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 11, 13 and 15. For additional information on the Funds' Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, see page 17.

                                                                 THE ROYCE FUNDS
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ANNUAL REPORT REFERENCE GUIDE
================================================================================

  [GRAPHIC: Magnifying glass over The Royce Funds stock listing in newspaper]

For more than 25 years, our approach has focused on evaluating a company's current worth -- our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company's future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

Letter to Our Stockholders:

Old 'News'...The Road Ahead                                                    2
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Small-Cap Market Cycle Performance                                             8
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History Since Inception                                                        9
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Performance and Portfolio Review:
Royce Value Trust, Royce Micro-Cap Trust and Royce
Focus Trust                                                                   10
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A New Look at www.roycefunds.com                                              16
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Distribution Reinvestment and Cash Purchase Options                           17
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Updates and Notes: Are You Taking Advantage of Online
Account Access?                                                               18
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Schedules of Investments and Other Financial Statements                       19
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Postscript: 1, 2, 3...Z, Y, X, or A Value Investor's
Horoscope                                                      Inside Back Cover
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NAV AVERAGE ANNUAL TOTAL RETURNS Through December 31, 2000
--------------------------------------------------------------------------------

                            4TH QUARTER     JULY-DEC                                                     SINCE      INCEPTION
FUND                           2000*          2000*         1-YEAR         3-YEAR         5-YEAR       INCEPTION       DATE
-------------------------------------------------------------------------------------------------------------------------------
Royce Value Trust              0.59%          8.19%         16.59%         10.39%         14.66%         13.11%      11/26/86
-------------------------------------------------------------------------------------------------------------------------------
Royce Micro-Cap Trust         -4.24          -0.25          10.90           6.24          12.19          12.66       12/14/93
-------------------------------------------------------------------------------------------------------------------------------
Royce Focus Trust              4.11          19.93          20.94           7.02           n/a           10.98        11/1/96**
-------------------------------------------------------------------------------------------------------------------------------
Russell 2000                  -6.91          -5.88          -3.02           4.65          10.32           n/a          n/a
-------------------------------------------------------------------------------------------------------------------------------

Royce Value Trust's 10-year NAV average annual total return for the period ended 12/31/00 was 17.08%.

 *    Not annualized.
** Date Royce & Associates, Inc. assumed investment management responsibility.

LETTER TO OUR STOCKHOLDERS
--------------------------------------------------------------------------------

[SIDEBAR]

[PHOTO]

Charles M. Royce, President

People often ask us why we generally use the Russell 2000 as The Royce Funds' performance benchmark, as opposed to a style index such as the Russell 2000 Value index. (RVT uses the S&P 600 SmallCap Index as its benchmark for fee purposes only.) Considering our own risk-averse value approach, wouldn't it make more sense to use a value index as the benchmark?

We view a benchmark as a point of reference that provides us, our shareholders and potential investors with a representative return for a broad-based asset class. Unlike a lot of managers, we do not manage against an index. In other words, we select companies for our portfolios because we believe that they can provide a desired rate of return, not because we think that they can beat the return provided by an index. Any time one of our Funds outperforms the Russell 2000, it is a happy byproduct of our investment process.

(cont'd on page 4)
[END SIDEBAR]

        [GRAPHIC Royce Portfolio Managers in car driving in Express Lane]

                     Small-Cap Value in 2000's Express Lane

OLD 'NEWS'

By popular acclaim, the year 2000 marked the beginning not only of a new year, but a new decade, a new century and a new millennium. Once Y2K anxieties evaporated, the new way of thinking about the economy and the stock market that began in the late '90s was re-ignited. According to many prognosticators, the new year would lead us into a brave new world of endless growth, low interest rates and even lower unemployment. This was the New Paradigm, the blueprint for the New Economy that was ushering in a New Era in investing. Economic and market cycles, with their exhausting, bruising bounces up and down, were relics of the past, yesterday's rules.

      How quickly it all changed. By the end of the year, this kind of utopian talk seemed as outdated (and out of style) as the Edsel, and about as likely to return. While a summer rally helped the market shake off the spring correction, autumn brought a more serious downturn, one that dropped stock prices like leaves from trees. Earnings surprises, the slowing economy and the election controversy all conspired in the market's fall to earth. By the end of the year, the talk on Wall Street sounded sweetly familiar to experienced investors, and like a mysterious foreign language to those who had cut their teeth on day trading and billion dollar IPOs. Concepts that had been somewhat ignored, such as valuation, earnings and cash flow, were popping up more and more often in market commentaries. Value managers, once pariahs, became the latest gurus of the new, old-fashioned stock market.

THIS YEAR'S MODEL?

      After spending most of the late '90s stuck on the back roads, small companies cruised on to the expressway with a strong 1999 and an equally strong opening period in 2000. However, small-caps, as measured by the Russell 2000 index, ran out of gas just as they reached a historical high in early March. They had plenty of company, as the large-cap S&P 500 and the


2 | THE ROYCE FUNDS ANNUAL REPORT 2000

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high-octane Nasdaq Composite also slipped into reverse after posting new highs in March. In the third quarter, while both the S&P 500 and Nasdaq Composite continued to stall with negative returns, the Russell 2000 crept ahead of both indices for the year-to-date period. The small-cap index again outperformed its two larger counterparts in the more difficult fourth quarter.

--------------------------------------------------------------------------------
2000 PERFORMANCE OF S&P 500, NASDAQ COMPOSITE AND RUSSELL 2000
--------------------------------------------------------------------------------

   [The following information was represented as a line chart in the original text.]

                       S&P            Nasdaq            Russell
                       500           Composite           2000

12/31/1999             0.00%            0.00%            0.00%
                      -0.95%            1.52%           -1.65%
                      -4.75%           -4.12%           -5.22%
                      -4.57%           -4.71%           -5.14%
                      -4.48%           -8.41%           -5.83%
                      -1.89%           -4.59%           -3.26%
                      -0.79%           -0.48%           -0.57%
                      -2.09%           -3.64%           -2.41%
                      -2.52%           -5.39%           -2.91%
                      -1.33%           -2.75%           -0.71%
                      -0.28%           -0.12%            0.56%
                      -0.96%            1.51%            1.73%
                      -0.91%            2.01%            3.03%
                      -1.61%            2.95%            4.46%
                      -1.90%            4.08%            5.78%
                      -4.61%            0.66%            3.61%
                      -4.03%            2.41%            3.34%
                      -4.43%            0.01%            3.23%
                      -4.81%           -0.73%            2.43%
                      -7.42%           -4.48%           -0.03%
01/31/2000            -5.09%           -3.17%           -1.69%
                      -4.08%           -0.43%           -0.20%
                      -4.09%            0.11%            1.02%
                      -3.01%            3.48%            3.34%
                      -3.05%            4.30%            4.11%
                      -3.06%            6.20%            5.48%
                      -1.87%            8.80%            6.49%
                      -3.92%            7.22%            6.19%
                      -3.57%           10.23%            7.42%
                      -5.59%            8.01%            6.41%
                      -5.40%            8.58%            6.97%
                      -4.57%            8.64%            7.03%
                      -5.55%            8.81%            8.52%
                      -5.51%           11.79%           10.63%
                      -8.38%            8.41%            8.11%
                      -7.97%            7.69%            7.17%
                      -7.39%           11.82%            8.95%
                      -7.88%           13.48%            9.77%
                      -9.25%           12.81%           10.30%
                      -8.25%           12.50%           10.49%
02/28/2000            -7.00%           15.42%           14.45%
                      -6.13%           17.56%           16.56%
                      -5.95%           16.84%           15.71%
                      -4.09%           20.78%           18.45%
                      -5.31%           20.53%           19.20%
                      -7.73%           19.13%           17.97%
                      -6.98%           20.35%           17.82%
                      -4.60%           24.02%           20.07%
                      -5.05%           24.07%           19.63%
                      -5.83%           20.59%           16.92%
                      -7.49%           15.66%           13.52%
                      -5.25%           12.61%           10.72%
                      -0.73%           15.93%           13.77%
                      -0.33%           17.91%           13.87%
                      -0.86%           13.29%            8.81%
                       1.68%           15.79%            9.52%
                       2.14%           19.55%           13.16%
                       3.95%           21.41%           13.68%
                       3.96%           21.96%           13.72%
                       3.72%           21.85%           13.65%
                       2.62%           18.79%           10.76%
                       2.67%           14.14%            7.58%
                       1.27%            9.55%            5.31%
03/31/2000             2.00%           12.37%            6.80%
                       2.50%            3.79%            2.24%
                       1.73%            1.96%            0.27%
                       1.23%            2.46%            2.63%
                       2.18%            4.87%            5.50%
                       3.21%            9.27%            7.58%
                       2.40%            2.92%            2.76%
                       2.13%           -0.33%            1.07%
                      -0.14%           -7.36%           -2.24%
                      -1.96%           -9.65%           -3.08%
                      -7.67%          -18.38%          -10.11%
                      -4.62%          -13.03%           -9.01%
                      -1.88%           -6.78%           -3.70%
                      -2.84%           -8.92%           -3.67%
                      -2.36%          -10.45%           -4.54%
                      -2.68%          -14.42%           -7.17%
                       0.56%           -8.80%           -3.11%
                      -0.56%          -10.79%           -4.06%
                      -0.29%           -7.26%           -2.01%
04/30/2000            -1.14%           -5.13%            0.30%
                      -0.07%           -2.73%            2.81%
                      -1.56%           -6.98%            0.12%
                      -3.69%           -8.90%           -1.82%
                      -4.06%           -8.58%           -0.56%
                      -2.49%           -6.20%            1.60%
                      -3.07%           -9.83%           -0.93%
                      -3.89%          -11.90%           -2.75%
                      -5.87%          -16.82%           -6.04%
                      -4.18%          -14.00%           -3.04%
                      -3.29%          -13.28%           -2.74%
                      -1.15%          -11.34%           -1.37%
                      -0.22%           -8.64%            0.24%
                      -1.46%          -10.43%           -1.01%
                      -2.18%          -13.04%           -2.73%
                      -4.24%          -16.68%           -4.96%
                      -4.66%          -17.33%           -6.55%
                      -6.49%          -22.23%           -9.06%
                      -4.78%          -19.63%           -8.52%
                      -5.97%          -21.23%           -9.62%
                      -6.21%          -21.24%           -9.39%
                      -3.19%          -14.99%           -5.56%
05/31/2000            -3.31%          -16.43%           -5.66%
                      -1.39%          -11.96%           -2.43%
                       0.55%           -6.29%            1.64%
                      -0.11%           -6.08%            1.69%
                      -0.78%           -7.69%            1.37%
                       0.14%           -5.65%            2.34%
                      -0.52%           -5.99%            1.94%
                      -0.84%           -4.78%            3.63%
                      -1.58%           -7.41%            0.74%
                       0.01%           -5.36%            1.78%
                       0.09%           -6.68%            0.97%
                       0.65%           -5.49%            1.49%
                      -0.33%           -5.13%            1.78%
                       1.14%           -1.95%            3.57%
                       0.46%           -1.37%            4.15%
                       0.67%           -0.13%            4.53%
                      -1.16%           -3.26%            2.03%
                      -1.89%           -5.50%            1.12%
                      -0.95%           -3.86%            2.30%
                      -1.27%           -5.17%            0.66%
                      -0.98%           -3.17%            3.22%
                      -1.83%           -4.72%            1.55%
06/30/2000            -1.00%           -2.54%            2.47%
                       0.02%           -1.90%            3.82%
                      -1.57%           -5.07%            2.67%
                      -0.86%           -2.67%            3.68%
                       0.66%           -1.13%            4.65%
                       0.43%           -2.19%            5.17%
                       0.79%           -2.77%            4.95%
                       1.61%            0.74%            7.03%
                       1.81%            2.59%            7.53%
                       2.77%            4.35%            7.50%
                       2.81%            5.05%            8.01%
                       1.67%            2.65%            6.25%
                       0.87%           -0.34%            4.58%
                       1.79%            2.83%            5.94%
                       0.74%            0.62%            3.56%
                      -0.34%           -2.16%            1.88%
                       0.36%           -0.98%            1.90%
                      -1.15%           -2.01%            1.79%
                      -1.34%           -5.58%           -0.62%
                      -3.36%           -9.98%           -2.88%
07/31/2000            -2.61%           -7.43%           -0.81%
                      -2.12%           -9.43%           -1.38%
                      -2.08%          -10.10%           -0.90%
                      -1.14%           -7.60%           -1.05%
                      -0.43%           -6.93%           -0.22%
                       0.69%           -5.07%            1.01%
                       0.92%           -5.42%            0.79%
                       0.25%           -5.30%            0.54%
                      -0.61%           -7.60%           -0.61%
                       0.18%           -6.88%            1.09%
                       1.52%           -5.40%            1.93%
                       1.03%           -5.35%            1.03%
                       0.72%           -5.11%            1.58%
                       1.83%           -3.16%            2.32%
                       1.53%           -3.42%            2.13%
                       2.06%           -2.85%            2.32%
                       1.97%           -2.73%            2.52%
                       2.50%           -1.43%            2.60%
                       2.66%           -0.39%            3.68%
                       2.53%           -0.65%            4.03%
                       3.05%            0.03%            4.31%
                       2.76%            0.32%            4.93%
                       2.27%            0.85%            5.46%
08/31/2000             3.30%            3.37%            6.57%
                       3.51%            4.06%            7.36%
                       2.57%            1.82%            6.79%
                       1.57%           -1.38%            6.25%
                       2.26%            0.71%            7.54%
                       1.72%           -2.23%            6.13%
                       1.36%           -4.25%            5.72%
                       0.87%           -5.40%            5.48%
                       1.07%           -4.31%            5.79%
                       0.79%           -3.82%            6.83%
                      -0.23%           -5.75%            5.18%
                      -1.68%           -8.42%            2.36%
                      -0.64%           -5.01%            3.68%
                      -1.22%           -4.22%            3.30%
                      -1.37%           -5.91%            1.90%
                      -1.40%           -6.53%            2.79%
                      -2.06%           -8.06%            2.11%
                      -2.86%           -9.34%            1.02%
                      -2.90%          -10.15%            0.67%
                      -0.75%           -7.15%            3.76%
09/30/2000            -2.23%           -9.74%            3.29%
                      -2.25%          -12.30%            1.37%
                      -2.91%          -15.08%           -0.02%
                      -2.38%          -13.42%            0.54%
                      -2.24%          -14.68%           -0.41%
                      -4.10%          -17.41%           -2.72%
                      -4.58%          -17.54%           -3.02%
                      -5.60%          -20.37%           -4.58%
                      -7.12%          -22.14%           -5.95%
                      -9.49%          -24.44%           -8.28%
                      -6.47%          -18.49%           -4.83%
                      -6.44%          -19.14%           -4.56%
                      -8.12%          -21.02%           -6.71%
                      -8.65%          -22.06%           -7.64%
                      -5.48%          -15.99%           -4.65%
                      -4.92%          -14.40%           -3.43%
                      -5.00%          -14.76%           -2.93%
                      -4.84%          -15.96%           -3.34%
                      -7.10%          -20.64%           -5.85%
                      -7.13%          -19.59%           -4.95%
                      -6.10%          -19.44%           -4.93%
                      -4.80%          -21.57%           -4.36%
10/31/2000            -2.71%          -17.19%           -1.40%
                      -3.27%          -18.08%           -1.90%
                      -2.79%          -15.73%            0.44%
                      -2.90%          -15.18%            0.59%
                      -2.52%          -16.05%           -0.16%
                      -2.54%          -16.06%            0.25%
                      -4.08%          -20.58%           -0.81%
                      -4.70%          -21.35%           -1.87%
                      -7.03%          -25.57%           -4.73%
                      -8.03%          -27.10%           -5.59%
                      -5.87%          -22.88%           -3.53%
                      -5.41%          -22.21%           -2.57%
                      -6.60%          -25.49%           -4.58%
                      -6.91%          -25.61%           -4.39%
                      -8.62%          -29.33%           -6.84%
                      -8.30%          -29.44%           -7.52%
                     -10.00%          -32.29%           -9.28%
                      -8.68%          -28.63%           -6.51%
                      -8.19%          -29.21%           -6.55%
                      -9.06%          -32.79%           -9.06%
                      -8.67%          -33.48%           -9.94%
11/30/2000           -10.50%          -36.16%          -11.65%
                     -10.48%          -34.99%           -9.49%
                      -9.82%          -35.72%          -10.77%
                      -6.31%          -28.99%           -6.65%
                      -8.02%          -31.28%           -8.16%
                      -8.56%          -32.36%           -8.65%
                      -6.76%          -28.31%           -5.09%
                      -6.06%          -25.91%           -3.47%
                      -6.67%          -27.95%           -5.35%
                      -7.44%          -30.63%           -6.90%
                      -8.73%          -32.95%           -8.51%
                     -10.69%          -34.80%           -9.26%
                      -9.97%          -35.50%           -8.22%
                     -11.14%          -38.28%           -9.11%
                     -13.92%          -42.67%          -12.08%
                     -13.23%          -42.49%          -11.44%
                     -11.11%          -38.15%           -8.27%
                     -10.49%          -38.72%           -7.55%
                      -9.55%          -37.60%           -5.04%
                      -9.19%          -37.15%           -2.12%
12/31/2000            -9.08%          -39.29%           -3.02%

--------------------------------------------------------------------------------
                      TOTAL RETURN FROM INDEX HISTORIC PEAK
--------------------------------------------------------------------------------

                                             Peak        12/31/00       % Change

--------------------------------------------------------------------------------
S&P 500                                     1527.46       1320.28         -12.8
--------------------------------------------------------------------------------
Nasdaq Composite                            5048.62       2470.52         -51.0
--------------------------------------------------------------------------------
Russell 2000                                 606.05        483.53         -19.4
--------------------------------------------------------------------------------

For the year, the Russell 2000 was down 3.0%, versus -9.2% for the S&P 500 and -39.3% for the Nasdaq. So while 2000 was a negative year in terms of returns, it was significant because the Russell 2000 had never before outperformed the S&P 500 in a down year for both indices. While past performance is no guarantee of future results, it bears pointing out that the last time small-cap strung consecutive calendar years of outperformance together was from 1991 - 1993, a period in which the Russell 2000's cumulative total return was nearly double that of the S&P 500.

[PULL QUOTE]
--------------------------------------------------------------------------------
Value, just one year ago the stodgy old model from a bygone era, was indeed one of the few bright spots in a market that seemed as eager to punish high-flying companies as it once had been to reward them.
--------------------------------------------------------------------------------
[END PULL QUOTE]

      As pleased as we were with small-cap's showing in a difficult year, the more exciting news was the return of value investing across all asset classes. Value, just one year ago the stodgy old model from a bygone era, was indeed one of the few bright spots in a market that seemed as eager to punish high-flying companies as it once had been to reward them. Interestingly, the shift from high-growth to value happened almost instantly and was not accompanied by any single economic or market event, aside from some scattered earnings surprises. After focusing almost exclusively on hopes and dreams, investors fled from the more ephemeral attractions of high growth potential, and shifted their attention to current earnings and valuation.


                                          THE ROYCE FUNDS ANNUAL REPORT 2000 | 3

LETTER TO OUR STOCKHOLDERS
--------------------------------------------------------------------------------

BLOW-OUT VALUE

      Within small-cap, value outperformed growth by a considerable margin. The spring correction hit small-cap growth issues, namely Technology, especially hard. The damage only grew worse with the advent of cold weather. While 2000's "Tech Wreck" is a familiar story by now, equally significant in our eyes was the comeback of several traditional Old Economy industries. Energy, insurance and transportation companies generally enjoyed a terrific year, helping to justify the patience that managers such as ourselves had placed in firms selected from these areas. The strong showings by once-neglected stocks were enough to make value investors smile, even those of us who felt that value's rebound was long overdue.

      As one might expect, small-cap value held its own through the spring and fall downturns. From the 3/9/00 small-cap peak through 12/31/00, the Russell 2000 Value index was up 17.4%, while the Russell 2000 Growth index was down 40.6% (the Russell 2000 was down 19.4% in the same period). More surprising, but no less rewarding, was value's robust up-market performance through 12/31/00 from the small-cap market trough on 11/30/00 (+10.7% versus +6.1%). In 2000, the Russell 2000 Value was up 22.8%, versus -22.4% for the Russell 2000 Growth, reflecting value's performance advantage on both an absolute (a positive return in a year when most domestic equity indices were negative) and relative (its best year ever since its inception in 1979 versus small-cap growth) basis. The last time small-cap value so handily beat small-cap growth was in 1981, the first of seven consecutive years of small-cap value outperformance in the '80s.

[SIDEBAR]

There are several important reasons why we use the Russell 2000 instead of its value counterpart. First, the Securities and Exchange Commission requires that we use a broad-based index for certain performance comparisons, such as the graphs that show the growth of a $10,000 investment over a certain time period. The Russell 2000 satisfies this requirement in that it is broad (2000 issues ranging in market cap from $3.3 million to $6.1 billion), has history (1979 inception) and incorporates a full range of securities and industry sectors.

As a broad-based index, the Russell 2000 is also more representative of our selection universe. Style indices such as the Russell 2000 Value and Growth generally include only companies that meet statistical definitions of value or growth. Although we use a value approach to select companies, we do not limit our universe to the stocks in the Russell 2000 Value index. In fact, many times we buy what are regarded as growth stocks, such as Technology and Healthcare issues, when they meet our own value selection criteria. In addition, there are also value sectors, such as Utilities, in which we typically do not invest.

(cont'd on page 6)

[END SIDEBAR]

--------------------------------------------------------------------------------
               RUSSELL 2000 VALUE VS. GROWTH One-Year Performance
--------------------------------------------------------------------------------

   [The following information was represented as a line chart in the original text.]

                          Russell              Russell
                           2000                 2000
                           Value               Growth
12/31/1999                 0.00%                0.00%
01/03/2000                -1.83%               -1.18%
01/04/2000                -3.93%               -6.07%
01/05/2000                -3.45%               -6.24%
01/06/2000                -2.98%               -7.72%
01/07/2000                -1.11%               -4.64%
01/10/2000                -0.10%               -0.84%
01/11/2000                -1.06%               -3.27%
01/12/2000                -1.30%               -3.96%
01/13/2000                 0.06%               -1.15%
01/14/2000                 0.78%                0.49%
01/18/2000                 1.08%                2.21%
01/19/2000                 1.52%                4.09%
01/20/2000                 1.82%                6.31%
01/21/2000                 2.31%                8.18%
01/24/2000                 0.74%                5.66%
01/25/2000                 0.29%                5.47%
01/26/2000                 0.17%                5.39%
01/27/2000                -0.57%                4.54%
01/28/2000                -1.85%                1.31%
01/31/2000                -2.62%               -0.93%
02/01/2000                -1.55%                0.86%
02/02/2000                -0.96%                2.49%
02/03/2000                 0.21%                5.56%
02/04/2000                 0.22%                6.85%
02/07/2000                 0.68%                8.81%
02/08/2000                 0.59%               10.55%
02/09/2000                 0.10%               10.39%
02/10/2000                 0.15%               12.43%
02/11/2000                -0.81%               11.41%
02/14/2000                -0.71%               12.27%
02/15/2000                -0.11%               11.97%
02/16/2000                 0.23%               14.24%
02/17/2000                 1.07%               17.20%
02/18/2000                -0.60%               14.13%
02/22/2000                -0.87%               12.77%
02/23/2000                -0.40%               15.37%
02/24/2000                -0.15%               16.61%
02/25/2000                 0.13%               17.29%
02/28/2000                 0.17%               17.58%
02/29/2000                 3.34%               22.12%
03/01/2000                 3.75%               25.35%
03/02/2000                 3.48%               24.11%
03/03/2000                 4.81%               27.91%
03/06/2000                 5.14%               28.86%
03/07/2000                 3.65%               27.72%
03/08/2000                 3.30%               27.77%
03/09/2000                 4.62%               30.65%
03/10/2000                 3.92%               30.36%
03/13/2000                 2.50%               26.81%
03/14/2000                 0.32%               22.56%
03/15/2000                 0.45%               17.97%
03/16/2000                 4.23%               20.44%
03/17/2000                 4.26%               20.61%
03/20/2000                 2.57%               13.31%
03/21/2000                 3.12%               14.17%
03/22/2000                 4.94%               19.08%
03/23/2000                 5.04%               19.84%
03/24/2000                 5.03%               19.96%
03/27/2000                 4.67%               20.03%
03/28/2000                 3.03%               16.31%
03/29/2000                 2.71%               11.28%
03/30/2000                 2.36%                7.78%
03/31/2000                 3.82%                9.28%
04/03/2000                 2.17%                2.82%
04/04/2000                 0.85%                0.40%
04/05/2000                 2.39%                3.33%
04/06/2000                 4.12%                7.03%
04/07/2000                 5.30%                9.65%
04/10/2000                 2.64%                3.44%
04/11/2000                 2.58%                0.69%
04/12/2000                 1.93%               -4.37%
04/13/2000                 1.59%               -5.51%
04/14/2000                -2.66%              -14.36%
04/17/2000                -2.02%              -13.03%
04/18/2000                 0.62%               -5.92%
04/19/2000                 0.60%               -5.82%
04/20/2000                 0.68%               -7.35%
04/24/2000                -0.69%              -10.80%
04/25/2000                 2.27%               -6.00%
04/26/2000                 2.05%               -7.41%
04/27/2000                 3.07%               -4.70%
04/28/2000                 4.44%               -1.75%
05/01/2000                 5.87%                1.49%
05/02/2000                 4.21%               -1.90%
05/03/2000                 2.56%               -4.00%
05/04/2000                 3.63%               -2.62%
05/05/2000                 5.19%               -0.04%
05/08/2000                 4.05%               -3.46%
05/09/2000                 3.12%               -5.88%
05/10/2000                 1.29%              -10.07%
05/11/2000                 3.79%               -6.72%
05/12/2000                 4.10%               -6.43%
05/15/2000                 5.33%               -5.00%
05/16/2000                 6.15%               -2.84%
05/17/2000                 5.04%               -4.17%
05/18/2000                 3.96%               -6.31%
05/19/2000                 2.51%               -9.07%
05/22/2000                 1.64%              -11.13%
05/23/2000                 0.50%              -14.52%
05/24/2000                 1.04%              -13.91%
05/25/2000                 0.18%              -15.22%
05/26/2000                 0.67%              -15.12%
05/30/2000                 2.71%              -10.12%
05/31/2000                 2.84%              -10.35%
06/01/2000                 4.51%               -6.10%
06/02/2000                 6.25%               -0.57%
06/05/2000                 5.57%               -0.01%
06/06/2000                 5.64%               -0.60%
06/07/2000                 6.08%                0.73%
06/08/2000                 5.53%                0.45%
06/09/2000                 6.33%                2.73%
06/12/2000                 5.23%               -1.28%
06/13/2000                 6.40%               -0.30%
06/14/2000                 6.13%               -1.37%
06/15/2000                 6.34%               -0.65%
06/16/2000                 6.02%                0.01%
06/19/2000                 7.20%                2.23%
06/20/2000                 7.02%                3.30%
06/21/2000                 6.95%                3.99%
06/22/2000                 4.76%                1.32%
06/23/2000                 4.52%               -0.06%
06/26/2000                 5.20%                1.44%
06/27/2000                 4.65%               -0.87%
06/28/2000                 6.40%                2.24%
06/29/2000                 5.52%                0.08%
06/30/2000                 5.85%                1.23%
07/03/2000                 7.99%                1.82%
07/05/2000                 7.83%               -0.08%
07/06/2000                 8.88%                0.91%
07/07/2000                 9.30%                2.31%
07/10/2000                 9.88%                2.80%
07/11/2000                 9.80%                2.45%
07/12/2000                11.16%                5.16%
07/13/2000                11.32%                5.93%
07/14/2000                11.31%                5.92%
07/17/2000                11.33%                6.81%
07/18/2000                10.43%                4.37%
07/19/2000                 9.65%                1.97%
07/20/2000                10.69%                3.64%
07/21/2000                 9.51%                0.25%
07/24/2000                 8.52%               -1.96%
07/25/2000                 8.96%               -2.29%
07/26/2000                 9.24%               -2.67%
07/27/2000                 8.51%               -6.41%
07/28/2000                 7.27%               -9.50%
07/31/2000                 9.37%               -7.45%
08/01/2000                 9.41%               -8.47%
08/02/2000                 9.91%               -7.97%
08/03/2000                10.01%               -8.29%
08/04/2000                10.61%               -7.29%
08/07/2000                11.45%               -5.70%
08/08/2000                11.82%               -6.41%
08/09/2000                11.66%               -6.66%
08/10/2000                10.99%               -8.19%
08/11/2000                12.88%               -6.59%
08/14/2000                13.72%               -5.74%
08/15/2000                12.68%               -6.54%
08/16/2000                13.08%               -5.83%
08/17/2000                13.40%               -4.75%
08/18/2000                12.78%               -4.61%
08/21/2000                12.63%               -4.14%
08/22/2000                12.71%               -3.85%
08/23/2000                12.43%               -3.45%
08/24/2000                12.90%               -1.90%
08/25/2000                13.03%               -1.33%
08/28/2000                12.82%               -0.70%
08/29/2000                13.20%                0.14%
08/30/2000                13.52%                0.88%
08/31/2000                14.26%                2.29%
09/01/2000                14.62%                3.44%
09/05/2000                14.45%                2.53%
09/06/2000                15.08%                1.14%
09/07/2000                15.92%                2.78%
09/08/2000                15.23%                0.55%
09/11/2000                15.75%               -0.29%
09/12/2000                15.74%               -0.72%
09/13/2000                15.79%               -0.17%
09/14/2000                16.26%                1.35%
09/15/2000                15.06%               -0.70%
09/18/2000                12.69%               -3.90%
09/19/2000                13.24%               -1.98%
09/20/2000                12.98%               -2.42%
09/21/2000                11.68%               -3.93%
09/22/2000                12.12%               -2.67%
09/25/2000                11.60%               -3.46%
09/26/2000                10.90%               -4.87%
09/27/2000                11.06%               -5.55%
09/28/2000                13.70%               -2.02%
09/29/2000                13.62%               -2.80%
10/02/2000                12.27%               -5.19%
10/03/2000                12.06%               -7.51%
10/04/2000                12.38%               -6.72%
10/05/2000                11.85%               -8.01%
10/06/2000                10.52%              -11.10%
10/09/2000                10.42%              -11.55%
10/10/2000                 9.42%              -13.58%
10/11/2000                 8.43%              -15.22%
10/12/2000                 6.44%              -17.84%
10/13/2000                 8.75%              -13.45%
10/16/2000                 8.45%              -12.75%
10/17/2000                 6.59%              -15.15%
10/18/2000                 6.32%              -16.59%
10/19/2000                 8.21%              -12.70%
10/20/2000                 8.62%              -10.86%
10/23/2000                 8.70%              -10.02%
10/24/2000                 8.90%              -10.91%
10/25/2000                 7.60%              -14.37%
10/26/2000                 8.60%              -13.54%
10/27/2000                 9.44%              -14.12%
10/30/2000                11.33%              -14.53%
10/31/2000                13.21%              -10.69%
11/01/2000                12.58%              -11.07%
11/02/2000                14.36%               -8.25%
11/03/2000                14.19%               -7.84%
11/06/2000                13.73%               -8.83%
11/07/2000                14.10%               -8.38%
11/08/2000                14.30%              -10.39%
11/09/2000                13.71%              -11.81%
11/10/2000                11.70%              -15.35%
11/13/2000                12.04%              -17.13%
11/14/2000                12.97%              -14.17%
11/15/2000                13.90%              -13.14%
11/16/2000                12.66%              -15.77%
11/17/2000                13.53%              -16.04%
11/20/2000                12.22%              -19.43%
11/21/2000                12.15%              -20.58%
11/22/2000                11.46%              -23.18%
11/24/2000                13.27%              -19.64%
11/27/2000                13.01%              -19.49%
11/28/2000                12.02%              -23.18%
11/29/2000                12.04%              -24.72%
11/30/2000                10.91%              -26.90%
12/01/2000                12.74%              -24.47%
12/04/2000                12.09%              -26.23%
12/05/2000                15.07%              -21.20%
12/06/2000                13.48%              -22.64%
12/07/2000                13.53%              -23.53%
12/08/2000                16.71%              -19.62%
12/11/2000                17.58%              -17.40%
12/12/2000                16.12%              -19.61%
12/13/2000                15.04%              -21.52%
12/14/2000                14.07%              -23.61%
12/15/2000                13.46%              -24.48%
12/18/2000                15.58%              -24.25%
12/19/2000                15.42%              -25.68%
12/20/2000                13.51%              -29.49%
12/21/2000                15.12%              -29.56%
12/22/2000                17.91%              -26.05%
12/26/2000                19.16%              -25.72%
12/27/2000                21.90%              -23.24%
12/28/2000                24.76%              -20.21%
12/29/2000                22.83%              -22.43%

--------------------------------------------------------------------------------
                    SMALL-CAP STYLE BENCHMARKS' TOTAL RETURNS
--------------------------------------------------------------------------------

                                                            2000     3/9/00 Peak
                                                           Return     -12/31/00
--------------------------------------------------------------------------------
Russell 2000 Value                                          22.8%        17.4%
--------------------------------------------------------------------------------
Russell 2000 Growth                                        -22.4        -40.6
--------------------------------------------------------------------------------
Russell 2000                                                -3.0        -19.4
--------------------------------------------------------------------------------


4 | THE ROYCE FUNDS ANNUAL REPORT 2000

--------------------------------------------------------------------------------

ROLLING DOWN THE HIGHWAY

      In a difficult year for equities, we were pleased with both the calendar year and recent market cycle performances of our closed-end funds. The year was split somewhat in that Royce Micro-Cap Trust enjoyed a stellar first half and then cooled off a bit in the second half (though it posted a strong third quarter return). On the other hand, Royce Value Trust and Royce Focus Trust lagged a bit in the first half, but then flourished in the downturn that developed with the onset of winter. Interestingly, on a net asset value basis, Royce Focus Trust was our worst performer in the first half, yet our best performer for the calendar year.

[The following information was represented as a bar chart in the original text.]

--------------------------------------------------------------------------------
               2000 RESULTS FOR THE ROYCE FUNDS VS. RUSSELL 2000
--------------------------------------------------------------------------------

 Royce          Royce           Royce
 Value        Micro-Cap         Focus          Russell
 Trust          Trust           Trust            2000

16.59%          10.90%          20.94%          -3.02%

Looking at longer-term performance, all three Royce Funds then in existence outperformed the Russell 2000 for both the three- and five-year periods ended 12/31/00. In addition, the three- and five-year performance advantages that our funds had were delivered with lower volatility than their benchmark. (For more complete discussions of Fund performance, see pages 10-15. For a more complete discussion of volatility, see page 18.)


                                          THE ROYCE FUNDS ANNUAL REPORT 2000 | 5

LETTER TO OUR STOCKHOLDERS
--------------------------------------------------------------------------------

           [GRAPHIC The Royce Funds team of Portfolio Managers leading the pack in the Stock Market Marathon]

                            [CAPTION] Heartbreak Hill

THE RACE DOESN'T BEGIN UNTIL THE HILLS

      In recent years, stock performance was measured as if it were a one-way street of positive returns. It's easy to understand why. 2000 marked the first year since 1990 that all three major domestic equity indices -- the S&P 500, Nasdaq Composite and Russell 2000 -- posted negative results. It also ended the S&P 500's string of nine consecutive years of positive performance. The long bull market, a booming economy and the emergence of the internet had created what we felt was unsustainable optimism. While investors were enjoying high returns, they were growing increasingly indifferent to risk. As risk-conscious value investors, we couldn't share this indifference. Successful performance is never an effortless jaunt. It's a long-distance run that includes many ups and downs and holds more than its share of risk.

[PULL QUOTE]

--------------------------------------------------------------------------------
In the current market environment, returns have been lower, indexing no longer seemingly guarantees high (or even positive) returns, risk plays a major role in the form of increased volatility and small-cap value has been a leader. This climate may disappoint some investors, but we feel perfectly at home here.
--------------------------------------------------------------------------------

[END PULL QUOTE]

      The past year reminded us of Heartbreak Hill, the last in a series of brutal ups and downs near the finish line of the Boston Marathon. Interestingly, Heartbreak's uphill struggle is not what has wasted many of the world's finest runners. The rapid descent, torturous to a runner's tired legs, does the

[SIDEBAR]

Instead of using only statistical criteria (such as low P/E and/or low P/B ratios), we employ a business buyer's approach to investing that takes into consideration quantitative and qualitative factors. We don't begin the investment process looking for low P/E or P/B stocks. Rather, we look for well-run companies with histories of high returns on assets that are trading at discounted prices. This often leads us to invest in a company that has just experienced an earnings disappointment and subsequently sports an above-average P/E. It's almost certain that this type of company would be slotted for inclusion in the Growth style index.

Finally, returns often vary among the various small-cap value style indices, frequently by large amounts. A typical example occurred in 2000 when the Russell 2000 Value index was up 22.8%, while the Wilshire Small-Cap Value index was up only 13.2%. Both select companies from the small-cap universe, but each defines value differently. Thus, there exists the potential for a substantial divergence in returns. Choosing one over the other for benchmarking purposes would be very tricky.

[END SIDEBAR]


6 | THE ROYCE FUNDS ANNUAL REPORT 2000

--------------------------------------------------------------------------------

damage. We think that the stock market functions much like Heartbreak Hill. The true test of an investment approach comes on the down side, not the race to the top. And as the legendary Beantown marathoner John Kelley once observed, "The race doesn't begin until the hills." We believe that the stock market will continue to be a winding road of peaks and valleys, including several heartbreaking hills, and that those prepared for the downturns will have the long-term advantage.

                                     [PHOTO]

                (l-r) Charlie Dreifus, Jack Fockler, Buzz Zaino,
                           Whitney George, Chuck Royce

THE ROAD AHEAD

      As we look ahead, the market no longer appears to be an open highway for the fastest, newest models. In the current market environment, returns have been lower, indexing no longer seemingly guarantees high (or even positive) returns, risk plays a major role in the form of increased volatility and small-cap value has been a leader. This climate may disappoint some investors, but we feel perfectly at home here.

      The year 2000 reminded many people of the need for consistency and discipline, two previously out of favor investment attributes that we hold in high regard. We think that the new cycle will reward managers who pay attention to balance sheets, cash flows and earnings. Lower returns are neither fatal nor a sign that the market has run out of potentially profitable opportunities. In our sector, there remain plenty of well-run, undervalued companies. We believe that a long-term value approach can be successful in the current climate and for the market marathon that lies ahead.

      We appreciate your continued support.

Sincerely,


/s/ Charles M. Royce        /s/ W. Whitney George       /s/ Jack E. Fockler, Jr.

Charles M. Royce            W. Whitney George           Jack E. Fockler, Jr.
   President                 Vice President                Vice President

January 29, 2001

PS We invite you to visit our ever-evolving website, www.roycefunds.com, and to read a feature about our upcoming redesign of the site on page 16 of this report.


                                          THE ROYCE FUNDS ANNUAL REPORT 2000 | 7

SMALL-CAP MARKET CYCLE PERFORMANCE
--------------------------------------------------------------------------------

Since the Russell 2000's inception in 1979, value has outperformed growth in five of the six full small-cap market cycles (defined as a move of 15% from a previous peak or trough). The last small-cap market cycle (4/21/98 - 3/9/00) was the exception. The current cycle represents what we believe is a return to more historically typical performance in that value has provided a significant advantage in the opening period downturn (3/9/00 - 11/30/00) and through year-end as well.

--------------------------------------------------------------------------------
     1998 - 2000 SMALL-CAP MARKET CYCLE: RUSSELL 2000 INDICES TOTAL RETURNS
--------------------------------------------------------------------------------

    [The following information was represented as a line chart in the printed material.]

                      Russell          Russell 2000          Russell 2000
                    2000 Index          Value Index          Growth Index
    Dec-97             0.00%               0.00%                 0.00%
                      -0.13%               0.04%                -0.30%
                      -0.01%              -0.09%                 0.07%
                      -0.91%              -0.95%                -0.87%
                      -1.65%              -1.70%                -1.60%
                      -2.57%              -2.49%                -2.66%
                      -5.47%              -4.87%                -6.12%
                      -5.95%              -5.08%                -6.88%
                      -4.21%              -4.06%                -4.37%
                      -3.41%              -3.21%                -3.62%
                      -3.44%              -3.29%                -3.60%
                      -2.39%              -2.26%                -2.53%
                      -1.25%              -1.46%                -1.02%
                      -1.59%              -1.92%                -1.25%
                      -2.43%              -2.50%                -2.35%
                      -2.76%              -2.92%                -2.59%
                      -3.64%              -3.39%                -3.89%
                      -3.29%              -3.05%                -3.55%
                      -1.92%              -1.99%                -1.84%
                      -1.14%              -1.51%                -0.74%
                      -1.58%              -1.81%                -1.33%
                      -1.58%              -1.81%                -1.33%
                      -0.60%              -1.12%                -0.04%
                       0.15%              -0.63%                 0.99%
                       1.10%              -0.04%                 2.32%
                       1.61%               0.42%                 2.88%
                       1.95%               0.79%                 3.19%
                       2.37%               1.03%                 3.79%
                       3.26%               1.83%                 4.78%
                       3.47%               2.02%                 5.01%
                       3.56%               2.16%                 5.05%
                       4.00%               2.42%                 5.69%
                       3.71%               2.36%                 5.14%
                       4.06%               2.65%                 5.56%
                       3.96%               2.43%                 5.59%
                       3.91%               2.44%                 5.48%
                       4.43%               2.99%                 5.97%
                       3.98%               2.86%                 5.18%
                       4.94%               3.60%                 6.37%
                       5.65%               4.13%                 7.27%
                       5.70%               4.13%                 7.38%
                       5.70%               4.13%                 7.38%
                       5.62%               4.19%                 7.14%
                       5.84%               4.63%                 7.13%
                       5.77%               4.41%                 7.22%
                       4.55%               3.40%                 5.78%
                       6.12%               4.63%                 7.70%
                       5.51%               4.42%                 6.68%
                       6.30%               4.97%                 7.72%
                       6.88%               5.48%                 8.38%
                       7.04%               5.53%                 8.66%
                       7.27%               5.64%                 9.01%
                       7.95%               6.19%                 9.82%
                       7.78%               6.47%                 9.19%
                       8.07%               6.64%                 9.59%
                       8.56%               6.93%                10.31%
                       8.56%               7.05%                10.17%
                       8.51%               6.86%                10.26%
                       9.04%               7.38%                10.81%
                       9.20%               7.55%                10.96%
                       9.37%               7.73%                11.12%
                       9.25%               7.57%                11.04%
                       9.06%               7.38%                10.85%
                      10.06%               8.35%                11.88%
                      11.04%               9.07%                13.13%
                      11.36%               9.48%                13.36%
                      11.22%               9.45%                13.11%
                      10.33%               8.93%                11.83%
                       8.83%               7.97%                 9.76%
                       8.87%               7.69%                10.13%
                       9.95%               8.55%                11.44%
                       9.84%               8.66%                11.09%
                      11.04%               9.61%                12.58%
                      11.59%               9.90%                13.39%
                      10.96%               9.12%                12.92%
                      11.56%               9.80%                13.44%
                      11.95%               9.96%                14.08%
04/21/1998            12.55%              10.43%                14.81%
                      12.50%              10.71%                14.41%
                      11.09%               9.65%                12.64%
                      10.03%               8.65%                11.50%
                       7.35%               6.30%                 8.48%
                       8.27%               6.84%                 9.79%
                       9.30%               7.52%                11.20%
                      10.67%               8.89%                12.57%
                      11.15%               9.49%                12.92%
                      11.26%               9.64%                12.98%
                      10.42%               8.89%                12.04%
                       9.90%               8.46%                11.44%
                       9.14%               7.91%                10.45%
                       9.94%               8.43%                11.55%
                       9.35%               8.16%                10.63%
                       9.17%               7.98%                10.43%
                       9.48%               8.23%                10.81%
                       9.03%               7.90%                10.23%
                       8.31%               7.33%                 9.37%
                       7.19%               6.59%                 7.85%
                       7.94%               7.24%                 8.70%
                       7.41%               6.92%                 7.95%
                       7.11%               6.76%                 7.50%
                       6.15%               5.99%                 6.35%
                       4.35%               4.64%                 4.07%
                       3.26%               3.53%                 2.99%
                       4.55%               4.63%                 4.49%
                       4.71%               5.03%                 4.39%
                       4.71%               5.03%                 4.39%
                       3.47%               4.41%                 2.50%
                       3.15%               4.15%                 2.13%
                       3.03%               4.17%                 1.86%
                       3.63%               4.57%                 2.66%
                       4.20%               4.98%                 3.41%
                       4.68%               5.30%                 4.04%
                       4.75%               5.21%                 4.29%
                       3.47%               4.33%                 2.60%
                       1.94%               2.96%                 0.89%
                       1.35%               2.25%                 0.42%
                      -0.42%               0.79%                -1.66%
                       0.62%               1.31%                -0.09%
                       1.93%               2.40%                 1.46%
                       0.92%               1.39%                 0.45%
                       0.61%               0.96%                 0.26%
                       1.34%               1.52%                 1.17%
                       2.66%               2.38%                 2.97%
                       3.61%               3.07%                 4.19%
                       3.31%               2.85%                 3.81%
                       3.37%               3.09%                 3.68%
                       4.14%               3.74%                 4.58%
    Jun-98             4.93%               4.44%                 5.46%
                       5.50%               5.25%                 5.80%
                       5.16%               5.13%                 5.23%
                       5.56%               5.36%                 5.80%
                       5.35%               5.40%                 5.35%
                       5.55%               5.40%                 5.75%
                       5.56%               5.48%                 5.70%
                       5.21%               5.01%                 5.45%
                       5.29%               4.84%                 5.78%
                       5.44%               4.98%                 5.93%
                       6.04%               5.24%                 6.87%
                       6.43%               5.45%                 7.43%
                       6.14%               5.20%                 7.10%
                       6.05%               4.79%                 7.34%
                       4.75%               3.68%                 5.85%
                       3.55%               2.57%                 4.54%
                       1.58%               1.00%                 2.19%
                       0.71%               0.13%                 1.31%
                      -0.54%              -1.00%                -0.05%
                      -1.84%              -2.19%                -1.46%
                      -2.15%              -2.34%                -1.92%
                      -1.37%              -1.77%                -0.93%
                      -3.57%              -3.74%                -3.35%
                      -5.04%              -4.71%                -5.33%
                      -7.73%              -7.14%                -8.27%
                      -8.40%              -7.56%                -9.19%
                      -6.58%              -6.05%                -7.05%
                      -4.47%              -4.30%                -4.58%
                      -5.43%              -5.24%                -5.56%
                      -7.96%              -7.50%                -8.37%
                      -6.11%              -5.87%                -6.31%
                      -7.19%              -6.68%                -7.66%
                      -7.45%              -6.69%                -8.14%
                      -7.18%              -6.52%                -7.79%
                      -5.50%              -5.09%                -5.86%
                      -6.74%              -6.16%                -7.27%
                      -7.67%              -6.91%                -8.37%
                      -9.05%              -8.08%                -9.96%
                      -9.51%              -8.37%               -10.57%
                     -10.42%              -9.22%               -11.55%
                     -12.55%             -11.06%               -13.97%
                     -15.86%             -13.93%               -17.70%
                     -17.58%             -15.17%               -19.89%
                     -22.29%             -18.82%               -25.66%
                     -19.96%             -17.23%               -22.59%
                     -18.91%             -16.46%               -21.28%
                     -20.38%             -17.83%               -22.86%
                     -20.20%             -17.62%               -22.71%
                     -16.77%             -15.07%               -18.40%
                     -18.89%             -16.83%               -20.89%
                     -20.67%             -18.44%               -22.82%
                     -18.67%             -16.77%               -20.51%
                     -17.71%             -16.05%               -19.31%
                     -17.70%             -15.76%               -19.59%
                     -17.17%             -15.47%               -18.82%
                     -18.23%             -16.29%               -20.09%
                     -16.40%             -14.41%               -18.32%
                     -16.54%             -14.51%               -18.50%
                     -15.25%             -13.43%               -17.01%
                     -13.44%             -12.01%               -14.83%
                     -14.77%             -13.12%               -16.36%
                     -15.04%             -13.54%               -16.50%
                     -15.22%             -13.57%               -16.82%
                     -15.73%             -13.90%               -17.50%
                     -16.21%             -14.23%               -18.12%
                     -19.31%             -16.52%               -22.01%
                     -19.36%             -16.15%               -22.46%
                     -22.34%             -18.39%               -26.16%
                     -23.33%             -19.25%               -27.28%
                     -25.71%             -21.01%               -30.25%
10/08/1998           -28.48%             -23.56%               -33.25%
                     -26.62%             -22.48%               -30.63%
                     -24.95%             -21.65%               -28.15%
                     -26.15%             -22.64%               -29.53%
                     -25.07%             -21.85%               -28.19%
                     -22.79%             -20.21%               -25.28%
                     -20.91%             -18.50%               -23.23%
                     -18.71%             -16.59%               -20.75%
                     -17.37%             -15.13%               -19.54%
                     -16.99%             -14.84%               -19.06%
                     -15.50%             -13.61%               -17.32%
                     -15.36%             -13.63%               -17.03%
                     -14.22%             -12.61%               -15.77%
                     -14.36%             -12.95%               -15.72%
                     -14.35%             -13.01%               -15.64%
                     -13.66%             -12.41%               -14.86%
                     -12.79%             -11.69%               -13.85%
                     -10.82%             -10.14%               -11.47%
                     -10.66%              -9.96%               -11.32%
                      -9.40%              -8.84%                -9.92%
                      -8.51%              -7.87%                -9.12%
                      -7.70%              -7.27%                -8.11%
                      -8.15%              -8.01%                -8.27%
                      -8.49%              -8.44%                -8.53%
                      -9.26%              -9.15%                -9.36%
                      -9.55%              -9.45%                -9.63%
                     -10.19%              -9.91%               -10.45%
                      -9.93%             -10.02%                -9.83%
                     -10.17%             -10.38%                -9.95%
                      -9.56%             -10.13%                -9.00%
                      -9.04%              -9.74%                -8.35%
                      -9.04%              -9.78%                -8.30%
                      -8.16%              -9.46%                -6.89%
                      -8.51%              -9.53%                -7.50%
                      -7.88%              -9.05%                -6.72%
                      -7.25%              -8.89%                -5.65%
                      -8.22%              -9.30%                -7.17%
                      -8.00%              -9.04%                -6.97%
                      -8.27%              -9.36%                -7.20%
                      -8.85%              -9.80%                -7.91%
                      -8.07%              -9.23%                -6.93%
                      -7.41%              -8.68%                -6.16%
                      -7.33%              -8.92%                -5.79%
                      -7.21%              -9.03%                -5.43%
                      -8.47%             -10.04%                -6.94%
                      -8.73%             -10.34%                -7.16%
                     -10.45%             -11.56%                -9.36%
                     -10.07%             -11.40%                -8.77%
                     -10.00%             -11.42%                -8.61%
                      -9.08%             -10.90%                -7.31%
                      -8.24%             -10.51%                -6.04%
                      -7.25%              -9.98%                -4.61%
                      -7.62%             -10.36%                -4.97%
                      -6.57%              -9.71%                -3.53%
                      -6.39%              -9.64%                -3.24%
                      -5.78%              -9.45%                -2.22%
                      -5.24%              -8.99%                -1.61%
                      -4.87%              -8.42%                -1.44%
    Dec-98            -2.55%              -6.45%                 1.23%
                      -2.69%              -6.07%                 0.57%
                      -2.50%              -5.85%                 0.75%
                      -1.18%              -5.14%                 2.65%
                      -1.14%              -5.59%                 3.17%
                      -0.35%              -5.22%                 4.35%
                       0.13%              -5.77%                 5.80%
                      -1.20%              -6.85%                 4.23%
                      -1.79%              -7.09%                 3.31%
                      -2.90%              -8.19%                 2.19%
                      -1.32%              -6.97%                 4.11%
                      -0.40%              -6.86%                 5.81%
                      -0.47%              -6.99%                 5.80%
                      -1.99%              -7.98%                 3.77%
                      -2.36%              -8.16%                 3.22%
                      -2.45%              -8.19%                 3.07%
                      -1.71%              -7.86%                 4.20%
                      -2.68%              -9.06%                 3.46%
                      -2.01%              -9.03%                 4.74%
                      -1.25%              -8.57%                 5.78%
                      -1.51%              -9.04%                 5.72%
                      -2.50%              -9.74%                 4.45%
                      -2.04%              -9.68%                 5.29%
                      -3.40%             -10.68%                 3.59%
                      -4.54%             -11.34%                 1.98%
                      -4.88%             -11.27%                 1.26%
                      -6.78%             -12.09%                -1.67%
                      -7.94%             -13.17%                -2.91%
                      -6.05%             -12.53%                 0.17%
                      -7.86%             -13.94%                -2.02%
                      -8.29%             -14.24%                -2.58%
                      -9.86%             -15.20%                -4.73%
                      -9.52%             -14.62%                -4.61%
                      -9.23%             -14.56%                -4.10%
                      -7.97%             -13.70%                -2.45%
                      -7.70%             -13.74%                -1.89%
                      -8.57%             -14.55%                -2.83%
                      -9.14%             -14.94%                -3.57%
                      -9.25%             -14.82%                -3.89%
                      -8.76%             -14.50%                -3.23%
                      -8.75%             -14.76%                -2.97%
                      -9.31%             -15.03%                -3.81%
                      -8.82%             -14.66%                -3.21%
                      -7.90%             -14.08%                -1.98%
                      -7.43%             -14.35%                -0.81%
                      -7.61%             -14.58%                -0.92%
                      -7.15%             -14.25%                -0.34%
                      -7.14%             -14.19%                -0.39%
                      -7.76%             -14.41%                -1.38%
                      -7.19%             -14.15%                -0.52%
                      -7.58%             -14.79%                -0.66%
                      -7.74%             -14.90%                -0.88%
                      -7.48%             -14.92%                -0.35%
                      -8.17%             -15.43%                -1.21%
                      -8.96%             -15.99%                -2.21%
                     -11.22%             -17.37%                -5.31%
                     -10.96%             -17.19%                -4.98%
                      -8.97%             -16.05%                -2.18%
                      -8.75%             -15.93%                -1.87%
                      -7.36%             -15.04%                 0.00%
                      -7.57%             -15.22%                -0.25%
                      -7.83%             -15.52%                -0.47%
                      -7.57%             -15.36%                -0.12%
                      -6.75%             -14.99%                 1.12%
                      -7.03%             -15.56%                 1.11%
                      -7.79%             -16.09%                 0.15%
                      -7.29%             -15.85%                 0.89%
                      -5.91%             -14.82%                 2.60%
                      -4.41%             -13.97%                 4.70%
                      -3.26%             -13.63%                 6.62%
                      -3.21%             -12.21%                 5.38%
                      -3.14%             -11.50%                 4.87%
                      -2.23%             -10.00%                 5.22%
                      -4.35%              -9.39%                 0.55%
                      -3.67%              -9.90%                 2.34%
                      -1.07%              -8.75%                 6.29%
                      -0.55%              -8.65%                 7.21%
                       0.13%              -8.30%                 8.19%
                       0.88%              -8.72%                10.05%
                       0.93%              -8.33%                 9.77%
                       0.57%              -7.64%                 8.44%
                       0.45%              -7.41%                 7.98%
                       0.43%              -7.81%                 8.32%
                       0.54%              -7.26%                 8.02%
                       0.38%              -6.92%                 7.39%
                       0.78%              -6.91%                 8.15%
                       0.57%              -6.47%                 7.34%
                       1.21%              -6.11%                 8.24%
                       2.55%              -5.07%                 9.87%
                       3.70%              -4.46%                11.53%
                       4.28%              -4.44%                12.64%
                       4.67%              -3.85%                12.83%
                       2.88%              -5.09%                10.53%
                       2.46%              -5.75%                10.33%
                       2.74%              -5.69%                10.81%
                       3.60%              -5.05%                11.89%
                       4.04%              -4.39%                12.12%
                       4.29%              -3.76%                12.01%
                       2.27%              -4.87%                 9.11%
                       0.89%              -5.40%                 6.93%
                       1.11%              -5.47%                 7.43%
                       0.55%              -5.83%                 6.68%
                       1.89%              -4.97%                 8.49%
                       1.61%              -4.69%                 7.67%
                       1.45%              -4.82%                 7.49%
                       1.28%              -4.76%                 7.10%
                       2.76%              -4.10%                 9.34%
                       3.81%              -3.66%                10.98%
                       3.13%              -4.04%                10.02%
                       3.44%              -4.05%                10.62%
                       2.75%              -4.54%                 9.75%
                       1.79%              -5.08%                 8.39%
                       0.28%              -5.46%                 5.82%
                       0.83%              -4.87%                 6.33%
                       2.54%              -4.04%                 8.87%
                       3.05%              -3.62%                 9.47%
                       3.44%              -3.38%                10.00%
                       4.46%              -2.85%                11.49%
                       3.97%              -2.93%                10.62%
                       3.92%              -3.11%                10.67%
                       3.02%              -3.71%                 9.50%
                       3.02%              -3.54%                 9.33%
                       4.32%              -2.49%                10.87%
                       5.61%              -1.81%                12.73%
    Jun-99             6.50%              -1.53%                14.21%
                       5.74%              -1.98%                13.10%
                       6.22%              -1.81%                13.92%
                       6.22%              -2.01%                14.15%
                       5.34%              -2.60%                12.95%
                       5.82%              -2.29%                13.62%
                       6.58%              -1.68%                14.53%
                       6.89%              -1.45%                14.92%
                       6.62%              -1.67%                14.59%
                       7.41%              -1.49%                16.04%
                       8.41%              -0.89%                17.48%
                       8.28%              -0.91%                17.23%
                       7.39%              -1.38%                15.88%
                       5.57%              -2.44%                13.25%
                       5.82%              -2.25%                13.58%
                       5.10%              -2.53%                12.37%
                       4.38%              -3.18%                11.58%
                       3.10%              -3.86%                 9.67%
                       3.95%              -3.48%                11.01%
                       3.98%              -3.62%                11.24%
                       2.83%              -4.47%                 9.77%
                       3.58%              -3.87%                10.67%
                       3.08%              -4.00%                 9.77%
                       1.61%              -4.79%                 7.58%
                       0.08%              -5.70%                 5.38%
                       0.09%              -5.84%                 5.57%
                      -0.29%              -6.16%                 5.11%
                      -0.79%              -6.33%                 4.27%
                      -1.50%              -6.89%                 3.39%
                      -0.23%              -6.04%                 5.12%
                      -0.08%              -6.23%                 5.62%
                       1.13%              -5.68%                 7.55%
                       1.09%              -5.85%                 7.66%
                       1.60%              -5.51%                 8.34%
                       0.94%              -5.99%                 7.49%
                       0.86%              -5.81%                 7.12%
                       1.24%              -5.45%                 7.53%
                       1.90%              -5.15%                 8.58%
                       1.88%              -5.32%                 8.72%
                       2.06%              -5.47%                 9.27%
                       1.63%              -5.78%                 8.71%
                       0.81%              -6.42%                 7.69%
                      -0.36%              -7.42%                 6.34%
                      -0.25%              -7.38%                 6.53%
                       0.50%              -6.91%                 7.58%
                      -0.33%              -7.52%                 6.53%
                       1.65%              -6.24%                 9.24%
                       2.19%              -6.00%                10.11%
                       1.66%              -6.45%                 9.50%
                       2.09%              -6.29%                10.22%
                       2.88%              -5.96%                11.51%
                       2.55%              -6.19%                11.06%
                       2.22%              -6.74%                10.97%
                       1.79%              -6.71%                10.04%
                       0.38%              -7.91%                 8.42%
                       1.36%              -7.43%                 9.93%
                       1.06%              -7.86%                 9.78%
                      -0.50%              -9.02%                 7.81%
                      -0.24%              -9.24%                 8.57%
                      -1.95%             -10.48%                 6.38%
                      -2.67%             -10.98%                 5.41%
                      -1.56%             -10.20%                 6.88%
                      -2.31%             -10.79%                 5.97%
                      -1.60%             -10.35%                 6.97%
                      -0.23%              -9.24%                 8.59%
                      -1.12%              -9.90%                 7.48%
                      -0.40%              -9.50%                 8.53%
                      -0.54%              -9.74%                 8.49%
                       0.36%              -9.39%                 9.97%
                      -0.03%              -9.84%                 9.66%
                      -0.12%             -10.04%                 9.68%
                       0.46%              -9.84%                10.67%
                      -0.82%             -10.96%                 9.24%
                      -2.06%             -11.60%                 7.37%
                      -2.05%             -11.93%                 7.73%
                      -3.14%             -12.45%                 6.04%
                      -4.49%             -13.19%                 4.05%
                      -4.01%             -13.39%                 5.26%
                      -3.31%             -13.43%                 6.74%
                      -3.22%             -13.61%                 7.11%
                      -2.19%             -12.54%                 8.10%
                      -2.40%             -12.70%                 7.82%
                      -2.87%             -13.09%                 7.28%
                      -2.62%             -12.67%                 7.35%
                      -1.21%             -11.69%                 9.21%
                       0.17%             -11.05%                11.37%
                       0.90%             -10.67%                12.47%
                       1.04%             -10.31%                12.36%
                       2.48%              -9.65%                14.62%
                       2.82%              -9.83%                15.50%
                       3.40%              -9.72%                16.59%
                       4.03%              -9.65%                17.80%
                       4.32%              -9.68%                18.43%
                       4.91%              -9.64%                19.59%
                       4.62%             -10.01%                19.40%
                       5.13%              -9.68%                20.09%
                       5.90%              -9.19%                21.14%
                       6.82%              -8.77%                22.60%
                       6.83%              -8.97%                22.82%
                       7.99%              -8.42%                24.61%
                       7.80%              -8.83%                24.67%
                       7.69%              -9.57%                25.23%
                       6.22%             -10.54%                23.22%
                       6.57%             -10.64%                24.05%
                       7.26%             -10.37%                25.19%
                       6.83%             -10.86%                24.82%
                       6.15%             -10.59%                23.15%
                       6.07%             -10.68%                23.06%
                       7.65%             -10.23%                25.82%
                       8.62%              -9.93%                27.50%
                       8.90%             -10.43%                28.60%
                       8.90%             -10.92%                29.11%
                       9.63%             -11.33%                31.04%
                       8.71%             -12.09%                29.97%
                       9.13%             -12.09%                30.83%
                      10.02%             -11.88%                32.42%
                       8.22%             -12.56%                29.46%
                       7.93%             -12.51%                28.80%
                       8.86%             -12.22%                30.41%
                       9.09%             -12.07%                30.70%
                       9.32%             -12.09%                31.20%
                      11.32%             -11.28%                34.46%
                      11.83%             -11.17%                35.39%
                      12.88%             -10.41%                36.72%
                      13.34%             -10.41%                37.67%
                      14.31%             -10.23%                39.46%
                      16.40%              -8.85%                42.29%
                      16.26%              -9.02%                42.19%
    Dec-99            18.17%              -7.84%                44.85%
                      16.47%              -9.53%                43.15%
                      12.01%             -11.47%                36.06%
                      12.11%             -11.02%                35.81%
                      11.29%             -10.59%                33.67%
                      14.36%              -8.87%                38.13%
                      17.53%              -7.93%                43.63%
                      15.35%              -8.82%                40.11%
                      14.75%              -9.04%                39.12%
                      17.38%              -7.79%                43.18%
                      18.89%              -7.12%                45.56%
                      20.25%              -6.85%                48.06%
                      21.78%              -6.44%                50.77%
                      23.50%              -6.17%                53.99%
                      25.06%              -5.72%                56.71%
                      22.53%              -7.16%                53.05%
                      22.18%              -7.58%                52.77%
                      22.07%              -7.69%                52.66%
                      21.12%              -8.37%                51.43%
                      18.22%              -9.55%                46.75%
                      16.27%             -10.25%                43.50%
                      18.05%              -9.27%                46.09%
                      19.49%              -8.73%                48.46%
                      22.22%              -7.65%                52.90%
                      23.14%              -7.64%                54.78%
                      24.76%              -7.22%                57.61%
                      25.95%              -7.30%                60.13%
                      25.61%              -7.75%                59.90%
                      27.08%              -7.70%                62.86%
                      25.91%              -8.59%                61.38%
                      26.57%              -8.50%                62.63%
                      26.63%              -7.95%                62.19%
                      28.40%              -7.63%                65.47%
                      30.91%              -6.86%                69.76%
                      27.94%              -8.40%                65.32%
                      26.84%              -8.64%                63.35%
                      28.91%              -8.22%                67.12%
                      29.92%              -7.98%                68.91%
                      30.53%              -7.73%                69.90%
                      30.76%              -7.68%                70.32%
                      35.47%              -4.77%                76.89%
                      37.96%              -4.38%                81.57%
                      36.95%              -4.64%                79.77%
                      40.29%              -3.41%                85.28%
                      41.11%              -3.11%                86.65%
                      39.60%              -4.48%                85.00%
                      39.48%              -4.80%                85.07%
03/09/2000            42.15%              -3.58%                89.25%
                      41.62%              -4.23%                88.83%
                      38.42%              -5.54%                83.69%
                      34.37%              -7.55%                77.53%
                      31.16%              -7.43%                70.89%
                      34.69%              -3.94%                74.45%
                      34.82%              -3.92%                74.70%
                      28.83%              -5.47%                64.13%
                      29.70%              -4.97%                65.38%
                      34.05%              -3.30%                72.49%
                      34.64%              -3.19%                73.59%
                      34.72%              -3.21%                73.77%
                      34.61%              -3.54%                73.87%
                      31.18%              -5.05%                68.47%
                      27.45%              -5.34%                61.19%
                      24.78%              -5.67%                56.12%
                      26.54%              -4.32%                58.30%
                      21.14%              -5.85%                48.94%
                      18.79%              -7.06%                45.43%
                      21.61%              -5.64%                49.68%
                      25.06%              -4.05%                55.04%
                      27.48%              -2.96%                58.83%
                      21.81%              -5.41%                49.84%
                      19.81%              -5.47%                45.85%
                      15.89%              -6.06%                38.53%
                      14.91%              -6.38%                36.87%
                       6.59%             -10.29%                24.05%
                       7.84%              -9.71%                25.97%
                      14.16%              -7.27%                36.27%
                      14.23%              -7.29%                36.42%
                      13.17%              -7.21%                34.20%
                      10.06%              -8.48%                29.21%
                      14.88%              -5.75%                36.16%
                      13.76%              -5.95%                34.11%
                      16.18%              -5.01%                38.04%
                      18.93%              -3.76%                42.31%
                      21.92%              -2.44%                47.01%
                      18.71%              -3.97%                42.10%
                      16.44%              -5.48%                39.06%
                      17.93%              -4.50%                41.06%
                      20.50%              -3.06%                44.79%
                      17.51%              -4.11%                39.83%
                      15.35%              -4.97%                36.34%
                      11.48%              -6.66%                30.26%
                      15.05%              -4.35%                35.12%
                      15.40%              -4.07%                35.54%
                      17.00%              -2.93%                37.62%
                      18.93%              -2.18%                40.74%
                      17.46%              -3.20%                38.81%
                      15.42%              -4.20%                35.71%
                      12.77%              -5.53%                31.71%
                      10.88%              -6.33%                28.73%
                       7.91%              -7.38%                23.82%
                       8.60%              -6.89%                24.71%
                       7.26%              -7.68%                22.80%
                       7.56%              -7.22%                22.95%
                      12.10%              -5.35%                30.19%
                      11.99%              -5.22%                29.85%
                      15.84%              -3.69%                36.01%
                      20.65%              -2.08%                44.03%
                      20.74%              -2.71%                44.83%
                      20.34%              -2.65%                43.98%
                      21.51%              -2.24%                45.92%
                      21.06%              -2.75%                45.51%
                      23.07%              -2.01%                48.80%
                      19.66%              -3.03%                43.00%
                      20.91%              -1.95%                44.42%
                      20.01%              -2.20%                42.87%
                      20.63%              -2.00%                43.91%
                      20.96%              -2.30%                44.87%
                      23.10%              -1.21%                48.07%
                      23.79%              -1.38%                49.63%
                      24.26%              -1.44%                50.63%
                      21.33%              -3.46%                46.76%
                      20.22%              -3.68%                44.76%
                      21.62%              -3.05%                46.94%
                      19.69%              -3.56%                43.59%
                      22.74%              -1.95%                48.09%
                      20.78%              -2.75%                44.97%
    Jun-00            21.76%              -2.45%                46.63%
                      23.26%              -0.48%                47.48%
                      21.92%              -0.63%                44.73%
                      23.12%               0.34%                46.17%
                      24.26%               0.73%                48.19%
                      24.89%               1.26%                48.91%
                      24.62%               1.19%                48.41%
                      27.11%               2.44%                52.32%
                      27.71%               2.59%                53.45%
                      27.69%               2.58%                53.43%
                      28.29%               2.60%                54.71%
                      26.21%               1.77%                51.18%
                      24.22%               1.05%                47.71%
                      25.86%               2.01%                50.12%
                      23.01%               0.92%                45.22%
                      21.04%               0.01%                42.02%
                      21.05%               0.42%                41.54%
                      20.94%               0.67%                40.99%
                      18.08%               0.00%                35.57%
                      15.39%              -1.15%                31.09%
                      17.84%               0.80%                34.06%
                      17.18%               0.83%                32.58%
                      17.77%               1.29%                33.31%
                      17.61%               1.38%                32.84%
                      18.59%               1.94%                34.30%
                      20.07%               2.71%                36.59%
                      19.79%               3.05%                35.56%
                      19.54%               2.91%                35.21%
                      18.18%               2.28%                32.99%
                      20.21%               4.03%                35.30%
                      21.21%               4.80%                36.53%
                      20.15%               3.84%                35.39%
                      20.82%               4.21%                36.41%
                      21.71%               4.50%                37.97%
                      21.48%               3.94%                38.17%
                      21.71%               3.80%                38.85%
                      21.95%               3.87%                39.27%
                      22.07%               3.61%                39.86%
                      23.34%               4.05%                42.10%
                      23.79%               4.16%                42.92%
                      24.10%               3.97%                43.84%
                      24.86%               4.32%                45.05%
                      25.51%               4.62%                46.12%
                      26.83%               5.30%                48.16%
                      27.78%               5.63%                49.83%
                      27.09%               5.47%                48.51%
                      26.48%               6.05%                46.50%
                      28.01%               6.83%                48.87%
                      26.17%               6.19%                45.65%
                      25.87%               6.67%                44.43%
                      25.58%               6.66%                43.80%
                      25.97%               6.71%                44.61%
                      27.23%               7.15%                46.81%
                      25.24%               6.03%                43.84%
                      21.89%               3.85%                39.20%
                      23.45%               4.36%                41.98%
                      23.03%               4.12%                41.34%
                      21.35%               2.92%                39.16%
                      22.42%               3.32%                40.98%
                      21.63%               2.85%                39.84%
                      20.33%               2.20%                37.80%
                      19.95%               2.35%                36.81%
                      23.67%               4.78%                41.93%
                      23.10%               4.71%                40.80%
                      20.81%               3.46%                37.33%
                      19.15%               3.27%                33.98%
                      19.84%               3.56%                35.12%
                      18.71%               3.08%                33.25%
                      15.95%               1.85%                28.77%
                      15.60%               1.76%                28.12%
                      13.73%               0.84%                25.18%
                      12.13%              -0.07%                22.80%
                       9.36%              -1.91%                19.01%
                      13.48%               0.22%                25.37%
                      13.80%              -0.05%                26.38%
                      11.24%              -1.77%                22.90%
                      10.13%              -2.02%                20.82%
                      13.71%              -0.28%                26.45%
                      15.15%               0.10%                29.12%
                      15.75%               0.17%                30.34%
                      15.26%               0.36%                29.04%
                      12.28%              -0.84%                24.04%
                      13.35%               0.09%                25.25%
                      13.38%               0.86%                24.40%
                      14.07%               2.60%                23.80%
                      17.61%               4.33%                29.37%
                      17.03%               3.75%                28.82%
                      19.83%               5.39%                32.90%
                      20.01%               5.23%                33.49%
                      19.12%               4.81%                32.06%
                      19.61%               5.15%                32.71%
                      18.36%               5.33%                29.81%
                      17.11%               4.79%                27.74%
                      13.71%               2.94%                22.62%
                      12.68%               3.25%                20.03%
                      15.14%               4.11%                24.33%
                      16.31%               4.96%                25.83%
                      13.92%               3.83%                22.02%
                      14.17%               4.62%                21.61%
                      11.23%               3.42%                16.70%
                      10.42%               3.35%                15.04%
                       8.32%               2.72%                11.27%
                      11.62%               4.38%                16.41%
                      11.59%               4.15%                16.61%
                       8.60%               3.23%                11.27%
                       7.58%               3.25%                 9.05%
11/30/2000             5.54%               2.21%                 5.88%
                       8.11%               3.89%                 9.41%
                       6.59%               3.30%                 6.85%
                      11.50%               6.05%                14.15%
                       9.72%               4.58%                12.06%
                       9.14%               4.62%                10.77%
                      13.39%               7.55%                16.44%
                      15.33%               8.36%                19.64%
                      13.10%               7.01%                16.44%
                      11.27%               6.02%                13.68%
                       9.36%               5.12%                10.65%
                       8.47%               4.57%                 9.39%
                       9.70%               6.52%                 9.72%
                       8.65%               6.37%                 7.65%
                       5.11%               4.61%                 2.13%
                       5.88%               6.09%                 2.03%
                       9.66%               8.66%                 7.11%
                      10.52%               9.81%                 7.60%
                      13.58%              12.34%                11.19%
                      17.08%              14.98%                15.58%
    Dec-00            14.60%              13.19%                12.36%

--------------------------------------------------------------------------------
                          PEAK TO PEAK       PEAK TO TROUGH    PEAK TO CURRENT
                        4/21/98 - 3/9/00   3/9/00 - 11/30/00  3/9/00 - 12/31/00
--------------------------------------------------------------------------------
Russell 2000                  26.3%             -25.8%             -19.4%
--------------------------------------------------------------------------------
Russell 2000 Value           -12.7                6.0               17.4
--------------------------------------------------------------------------------
Russell 2000 Growth           64.8              -44.1              -40.6
--------------------------------------------------------------------------------

NAV CUMULATIVE
TOTAL RETURN
--------------------------------------------------------------------------------
Royce Value Trust             10.0                0.7               10.0
--------------------------------------------------------------------------------
Royce Micro-Cap Trust         10.6               -8.5               -3.7
--------------------------------------------------------------------------------
Royce Focus Trust            -10.7                8.3               18.7
--------------------------------------------------------------------------------

PEAK-TO-TROUGH: Not only did value outperform growth (as measured by the Russell 2000 style indices), but it provided positive performance during the downdraft. All three Royce Funds outperformed the Russell 2000. Especially noteworthy performances were turned in by Royce Value Trust and Royce Focus Trust, both of which posted positive results for the period.

PEAK-TO-CURRENT: Through year-end, value maintained a sizeable lead over growth. Again, all three Royce Funds held performance advantages over the Russell 2000.


8 | THE ROYCE FUNDS ANNUAL REPORT 2000

HISTORY SINCE INCEPTION
--------------------------------------------------------------------------------

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions (including fractional shares) and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings maximizes the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

                                                     AMOUNT        PURCHASE                    NAV          MARKET
          HISTORY                                   INVESTED         PRICE        SHARES      VALUE*        VALUE*
          -------                                   --------       --------       ------      ------        ------
Royce Value Trust
   11/26/86      Initial Purchase                   $ 10,000       $ 10.000       1,000      $  9,280      $ 10,000
   10/15/87      Distribution $0.30                                   7.000          42
   12/31/87      Distribution $0.22                                   7.125          32         8,578         7,250
   12/27/88      Distribution $0.51                                   8.625          63        10,529         9,238
    9/22/89      Rights Offering                         405          9.000          45
   12/29/89      Distribution $0.52                                   9.125          67        12,942        11,866
    9/24/90      Rights Offering                         457          7.375          62
   12/31/90      Distribution $0.32                                   8.000          52        11,713        11,074
    9/23/91      Rights Offering                         638          9.375          68
   12/31/91      Distribution $0.61                                  10.625          82        17,919        15,697
    9/25/92      Rights Offering                         825         11.000          75
   12/31/92      Distribution $0.90                                  12.500         114        21,999        20,874
    9/27/93      Rights Offering                       1,469         13.000         113
   12/31/93      Distribution $1.15                                  13.000         160        26,603        25,428
   10/28/94      Rights Offering                       1,103         11.250          98
   12/19/94      Distribution $1.05                                  11.375         191        27,939        24,905
    11/3/95      Rights Offering                       1,425         12.500         114
    12/7/95      Distribution $1.29                                  12.125         253        35,676        31,243
    12/6/96      Distribution $1.15                                  12.250         247        41,213        36,335
     9/8/97      Distribution $0.33                                  15.625          61
    12/5/97      Distribution $0.88                                  15.313         169        52,556        46,814
     3/6/98      Distribution $0.37                                  16.688          69
     6/5/98      Distribution $0.39                                  16.250          76
     9/8/98      Distribution $0.40                                  12.563         104
    12/7/98      Distribution $0.38                                  13.000          98        54,313        47,506
     3/8/99      Distribution $0.37                                  11.875         108
     6/7/99      Distribution $0.34                                  13.313          91
     9/7/99      Distribution $0.33                                  12.688          95
    12/6/99      Distribution $0.33                                  12.750          97        60,653        50,239
     3/6/00      Distribution $0.33                                  13.750          92
     6/6/00      Distribution $0.35                                  13.250         104
     9/6/00      Distribution $0.35                                  14.813          96
    12/6/00      Distribution $0.45                                  14.063         132
-------------------------------------------------------------------------------------------------------------------
   12/31/00                                         $ 16,322                      4,270      $ 70,711      $ 61,648
-------------------------------------------------------------------------------------------------------------------

Royce Micro-Cap Trust
   12/14/93      Initial Purchase                  $   7,500       $  7.500       1,000      $  7,250      $  7,500
   10/28/94      Rights Offering                       1,400          7.000         200
   12/19/94      Distribution $0.05                                   6.750           9         9,163         8,462
    12/7/95      Distribution $0.36                                   7.500          58        11,264        10,136
    12/6/96      Distribution $0.80                                   7.625         133        13,132        11,550
    12/5/97      Distribution $1.00                                  10.000         140        16,694        15,593
    12/7/98      Distribution $0.29                                   8.625          52        16,016        14,129
    12/6/99      Distribution $0.27                                   8.781          49        18,051        14,769
    12/6/00      Distribution $1.72                                   8.469         333
-------------------------------------------------------------------------------------------------------------------
   12/31/00                                        $   8,900                      1,974      $ 20,016      $ 17,026
-------------------------------------------------------------------------------------------------------------------

Royce Focus Trust
   10/31/96      Initial Purchase                  $   4,375       $  4.375       1,000      $  5,280      $  4,375
   12/31/96                                                                                     5,520         4,594
    12/5/97      Distribution $0.53                                   5.250         101         6,650         5,574
   12/31/98                                                                                     6,199         5,367
    12/6/99      Distribution $0.145                                  4.750          34         6,742         5,356
    12/6/00      Distribution $0.34                                   5.563          69
-------------------------------------------------------------------------------------------------------------------
   12/31/00                                        $   4,375                      1,204      $  8,151      $  6,848
-------------------------------------------------------------------------------------------------------------------

* Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.


                                          THE ROYCE FUNDS ANNUAL REPORT 2000 | 9

ROYCE VALUE TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAV AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/00
--------------------------------------------------------------------------------
Fourth Quarter 2000*                                                       0.59%
--------------------------------------------------------------------------------
July-Dec 2000*                                                             8.19
--------------------------------------------------------------------------------
1-Year                                                                    16.59
--------------------------------------------------------------------------------
3-Year                                                                    10.39
--------------------------------------------------------------------------------
5-Year                                                                    14.66
--------------------------------------------------------------------------------
10-year                                                                   17.08
--------------------------------------------------------------------------------
Since Inception (11/26/86)                                                13.11
--------------------------------------------------------------------------------

*     Not annualized.

--------------------------------------------------------------------------------
RISK/RETURN COMPARISON
3-Year Period ended 12/31/00
--------------------------------------------------------------------------------
                                           Average Annual    Standard
                                            Total Return     Deviation      RUR*
--------------------------------------------------------------------------------
Royce Value
Trust (NAV)                                      10.4           18.4        0.57
--------------------------------------------------------------------------------
S&P 600                                           7.5           23.0        0.32
--------------------------------------------------------------------------------
Russell 2000                                      4.7           24.7        0.19
--------------------------------------------------------------------------------

* Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period.

      Over the last three years, Royce Value Trust has outperformed the S&P 600 and the Russell 2000 on both an absolute and a risk-adjusted basis.

--------------------------------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater in Percentages (%)
--------------------------------------------------------------------------------

                8/25/87-   10/9/89-   2/12/92-    3/18/94-   5/22/96-   1/22/97-   10/13/97-   4/21/98-    3/9/00-
                10/28/87   10/31/90    7/8/92     12/9/94    7/24/96    4/25/97     1/12/98    10/8/98    11/30/00
==================================================================================================================
RVT (NAV)        -26.4      -22.1       -2.1        -5.3       -6.3       -3.1        -8.1      -31.3        0.7
Russell 2000     -38.9      -32.5      -12.0       -12.3      -15.4       -9.0       -11.3      -36.5      -25.8

--------------------------------------------------------------------------------
CALENDAR YEAR NAV TOTAL RETURNS
--------------------------------------------------------------------------------
Year                                                                   RVT
2000                                                                   16.6%
--------------------------------------------------------------------------------
1999                                                                   11.7
--------------------------------------------------------------------------------
1998                                                                    3.3
--------------------------------------------------------------------------------
1997                                                                   27.5
--------------------------------------------------------------------------------
1996                                                                   15.5
--------------------------------------------------------------------------------
1995                                                                   22.6
--------------------------------------------------------------------------------
1994                                                                    1.1
--------------------------------------------------------------------------------
1993                                                                   17.9
--------------------------------------------------------------------------------
1992                                                                   19.9
--------------------------------------------------------------------------------
1991                                                                   39.5
--------------------------------------------------------------------------------
1990                                                                  -13.1
--------------------------------------------------------------------------------
1989                                                                   19.2
--------------------------------------------------------------------------------
1988                                                                   22.8
--------------------------------------------------------------------------------
1987                                                                   -7.7
--------------------------------------------------------------------------------

MANAGER'S DISCUSSION

Royce Value Trust (RVT) enjoyed the better times that value investing produced in 2000. For the year, RVT was up 16.6% on a net asset value (NAV) basis and 22.7% on a market price basis, ahead of both of its small-cap benchmarks, the Russell 2000 (-3.0%) and the S&P 600 (+11.8%). In contrast to its benchmarks, the Fund performed better on an NAV basis in the more volatile second half (+8.2%) than it did in the first (+7.8%). This reflects the Fund's investments in traditional companies that weathered market volatility better than the overall market. RVT's NAV average annual total return since inception (11/26/86) was 13.1%.

      The Fund's gains were spread across several sectors, in keeping with its broadly diversified portfolio. The largest net gains for the year came from the Financial Intermediaries sector, primarily from insurance stocks. More than a year of disappointing performance meant depressed stock prices, which had allowed us to increase our holdings in our favorite insurance firms. The industry began to rebound late in the second quarter, as increased premiums and industry consolidation attracted investors who were abandoning fast-sinking Technology issues. We took some gains, but are still holding on to large stakes in Everest Re Group, Old Republic International and White Mountains Insurance Group. The latter company, now RVT's largest holding, remains especially attractive. Its highly respected CEO, John Byrne, was using the firm's cash reserves wisely enough to keep Wall Street's attention even during the insurance industry slump. Zenith National Insurance is another large holding whose outlook we think remains very bright.

      Rising prices, renewed attention to valuation factors and cold winter weather kept the prices of energy stocks high throughout the year, making them the Fund's most consistently positive performers in 2000. Oil and gas companies Denbury Resources, Barrett Resources, Pure Resources and 3TEC Energy posted strong gains for the year. We sold some shares of each company, but continue to maintain sizeable positions. Energy services companies also benefited from the brisk market for energy stocks. Drilling equipment manufacturer Helmerich & Payne and ceramic proppant maker Carbo Ceramics both posted significant gains in 2000. We believe that both energy and insurance stocks have not yet exhausted their performance potential, in spite of having had terrific years.

      Within Financial Services, investment management companies did well. Nvest, The Pioneer Group and Phoenix Investment Partners were all bought out at large premiums. We sold our positions in the first two, but still hold shares of the third. In addition, the price of health care product and services distributor Henry Schein rallied in the summer, leading us to reduce our position. Woodward Governor, a maker of energy control systems for aircraft and industrial engine turbines, spiked up at the end of the year, making us happy in our decision to hold a large position. Although its performance was not as spectacular, innovative surgical product manufacturer Arrow International inspired a similar level of confidence.

      One area that struggled last year was information technology services companies. We took our losses in some, such as MarchFirst and CIBER, but are holding on to IMRglobal and American Management Systems. The latter two are companies that we think can benefit from an industry turnaround.

      We believe that the current market, which has so far been marked by lower returns, increased volatility and investor uncertainty, is well-suited for the Fund's time-tested and risk-averse approach.


10 | THE ROYCE FUNDS ANNUAL REPORT 2000

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOOD IDEAS THAT WORKED
2000 Net Realized and Unrealized Gain
--------------------------------------------------------------------------------
Lilly Industries Cl. A                                                $7,006,369
--------------------------------------------------------------------------------
Gallagher (Arthur J.) & Co                                             6,513,987
--------------------------------------------------------------------------------
Denbury Resources                                                      6,494,420
--------------------------------------------------------------------------------
White Mountains Insurance Group                                        6,052,775
--------------------------------------------------------------------------------
Nvest LP                                                               5,020,162
--------------------------------------------------------------------------------

Lilly Industries -- A long-time holding, this specialty chemicals producer was acquired in December by a larger company in the same industry, Valspar, at a substantial premium.

Gallagher (Arthur J.) & Co. -- The strong core business of this insurance brokerage company attracted enough attention from Wall Street to keep the price on an upswing throughout the year. The announcement of a 2-for-1 stock split in November helped to push the price even higher.

--------------------------------------------------------------------------------
GOOD IDEAS AT THE TIME
2000 Net Realized and Unrealized Loss
--------------------------------------------------------------------------------
Stone & Webster                                                       $3,394,977
--------------------------------------------------------------------------------
Spherion Corporation                                                   3,361,521
--------------------------------------------------------------------------------
CIBER                                                                  3,218,106
--------------------------------------------------------------------------------
Integral Systems                                                       3,021,312
--------------------------------------------------------------------------------
Blanch (E.W.) Holdings                                                 2,849,818
--------------------------------------------------------------------------------

Stone & Webster -- Our once-high hopes for this large-scale engineering and construction firm were dashed by bankruptcy, as new management was unable to negate the effects of massive overruns on its existing projects.

Spherion -- Post-Y2K budget tightening for information technology services and a missed earnings estimate dragged down the price of this workforce management company. We sold most of our shares in September.

--------------------------------------------------------------------------------
            ROYCE VALUE TRUST MARKET PRICE -- ACTUAL vs. ADJUSTED**
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Market Price Cumulative
                                  Total Returns
--------------------------------------------------------------------------------
Since Inception  =                                                        351.9%
--------------------------------------------------------------------------------
       10 Years  =                                                        341.9
--------------------------------------------------------------------------------
        5 Years  =                                                         97.3
--------------------------------------------------------------------------------
        3 Years  =                                                         31.7
--------------------------------------------------------------------------------
         1 Year  =                                                         22.7
--------------------------------------------------------------------------------

   [The following information was represented as a line chart in the original text.]

                    Adjusted              Actual
                  Market Price         Market Price

                     10                    10
    1986           9.88                  9.88
                  10.75                 10.75
                   9.75                  9.75
                   9.63                  9.63
                   8.63                  8.63
                    9.5                   9.5
                   9.37                  9.38
                   9.12                  9.13
                    9.5                   9.5
                   9.25                  9.25
                    7.3                     7
                   6.91                  6.63
    1987           7.26                  6.75
                   7.53                     7
                    8.6                     8
                   8.73                  8.13
                    8.6                     8
                   8.46                  7.88
                   9.27                  8.63
                   9.14                   8.5
                      9                  8.38
                   9.54                  8.88
                   9.27                  8.63
                   8.87                  8.25
    1988           9.25                  8.13
                   9.96                  8.75
                   9.68                   8.5
                   10.1                  8.88
                  10.39                  9.13
                  10.67                  9.38
                  10.53                  9.25
                  10.96                  9.63
                   11.1                  9.75
                  10.99                  9.63
                  10.84                   9.5
                  10.84                   9.5
    1989          11.46                   9.5
                  10.71                  8.88
                  10.56                  8.75
                  11.16                  9.25
                  11.16                  9.25
                  11.46                   9.5
                  11.61                  9.63
                  11.31                   9.5
                  10.26                  8.25
                   9.53                  7.88
                   8.78                  7.25
                   9.38                  7.75
    1990          10.23                  8.13
                  10.85                  8.75
                  12.43                  9.88
                  13.05                 10.38
                  13.53                 10.75
                   12.9                 10.25
                  12.58                    10
                  12.74                 10.13
                  12.42                  9.88
                  12.46                  9.88
                  12.93                 10.25
                  12.61                    10
    1991          13.83                 10.38
                  14.67                    11
                  15.67                 11.75
                  15.33                  11.5
                   15.5                 11.63
                  15.33                 11.38
                     15                 11.25
                     15                 11.25
                  14.83                 11.13
                  15.19                 11.38
                  15.36                  11.5
                  16.86                 12.63
    1992          17.54                 12.25
                  18.25                 12.75
                  18.25                 12.88
                  18.61                    13
                  18.43                 12.88
                  18.43                 12.88
                  18.79                 13.13
                  19.33                 13.38
                   19.5                 13.63
                  19.75                 13.75
                  20.47                 14.25
                  19.94                 13.88
    1993          20.13                 12.88
                  20.72                 13.25
                  20.33                    13
                  19.16                 12.25
                  19.55                  12.5
                  19.35                 12.38
                  19.16                 12.25
                  19.35                 12.38
                  19.74                 12.63
                  18.76                    12
                  18.18                 11.63
                  19.18                 12.13
    1994             19                    11
                  20.08                 11.63
                   20.3                 11.75
                  19.65                 11.38
                  20.52                 11.88
                  20.73                 12.13
                  20.73                    12
                  21.81                 12.63
                  22.68                 13.13
                  23.33                  13.5
                  22.25                 12.88
                   23.1                 13.25
    1995          22.91                 11.88
                  23.87                 12.38
                  23.39                 12.13
                  23.63                 12.25
                  23.63                 12.25
                  24.35                 12.63
                  23.87                 12.38
                  22.42                 11.63
                  23.63                 12.25
                  24.35                 12.63
                  23.87                 12.38
                  24.84                 12.88
    1996          26.64                 12.63
                  26.11                 12.38
                  26.37                  12.5
                  24.79                 11.75
                  25.06                 11.88
                   26.9                 12.75
                  29.01                 13.75
                  30.07                 14.25
                  32.31                 15.31
                  35.01                 16.25
                  33.39                  15.5
                  35.41                 16.44
    1997          34.32                 15.06
                  34.03                 14.94
                  36.74                 16.13
                  39.88                 17.13
                  39.45                 16.94
                  39.01                 16.75
                  39.35                  16.5
                  36.07                 15.13
                  28.02                 11.75
                  31.68                 12.88
                  33.68                 13.69
                  34.45                    14
    1998          34.82                 13.75
                  34.03                 13.44
                  31.97                 12.63
                  29.54                 11.31
                  33.95                    13
                  34.76                 13.31
                  35.48                 13.25
                  35.15                13.125
                  34.48                12.875
                     34                12.375
                  33.31                12.125
                  35.54                 12.94
    1999          36.82                 13.06
                  39.29                 13.94
                  38.93                 13.81
                  39.87                 13.81
                  38.07               13.1875
                  38.07               13.1875
                  40.37                13.625
                  41.11                13.875
                  44.07                14.875
                  43.79               14.4375
                  42.08                13.875
                  42.08                13.875
    2000          45.19               14.4375

** Reflects market price total return experience of a continuous stockholder who reinvested all distributions and fully participated in primary subscriptions of rights offerings. This graph illustrates the market price change from IPO of $10 per share on 11/26/86.

--------------------------------------------------------------------------------
PORTFOLIO DIAGNOSTICS
--------------------------------------------------------------------------------
Median Market Cap.                                                  $611 million
--------------------------------------------------------------------------------
Weighted Average P/E Ratio                                                 13.2x
--------------------------------------------------------------------------------
Weighted Average P/B Ratio                                                  1.6x
--------------------------------------------------------------------------------
Weighted Average Yield                                                      1.4%
--------------------------------------------------------------------------------
Fund Net Assets                                                     $783 million
--------------------------------------------------------------------------------
Turnover Rate                                                                36%
--------------------------------------------------------------------------------
Net Leverage+                                                                10%
--------------------------------------------------------------------------------
Symbol - Market Price                                                        RVT
--------------------------------------------------------------------------------
       - NAV                                                               XRVTX
--------------------------------------------------------------------------------

+ Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.

--------------------------------------------------------------------------------
TOP 10 POSITIONS % of Net Assets
--------------------------------------------------------------------------------
White Mountains Insurance Group                                             1.1%
--------------------------------------------------------------------------------
Charming Shoppes                                                            1.1
--------------------------------------------------------------------------------
Denbury Resources                                                           1.1
--------------------------------------------------------------------------------
Gallagher (Arthur J.) & Co.                                                 1.0
--------------------------------------------------------------------------------
Arnold Industries                                                           0.9
--------------------------------------------------------------------------------
Arrow International                                                         0.9
--------------------------------------------------------------------------------
Zenith National Insurance                                                   0.9
--------------------------------------------------------------------------------
Everest Re Group                                                            0.8
--------------------------------------------------------------------------------
Woodward Governor                                                           0.8
--------------------------------------------------------------------------------
Penn Engineering & Manufacturing                                            0.8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
--------------------------------------------------------------------------------
Technology                                                                 12.9%
--------------------------------------------------------------------------------
Financial Intermediaries                                                   12.9
--------------------------------------------------------------------------------
Industrial Products                                                        12.5
--------------------------------------------------------------------------------
Industrial Services                                                        11.7
--------------------------------------------------------------------------------
Natural Resources                                                           7.5
--------------------------------------------------------------------------------
Financial Services                                                          7.0
--------------------------------------------------------------------------------
Consumer Products                                                           6.9
--------------------------------------------------------------------------------
Health                                                                      6.8
--------------------------------------------------------------------------------
Consumer Services                                                           3.1
--------------------------------------------------------------------------------
Miscellaneous                                                               5.0
--------------------------------------------------------------------------------
Bonds & Preferred Stocks                                                    1.6
--------------------------------------------------------------------------------
Treasuries, Cash & Cash Equivalents                                        12.1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CAPITAL STRUCTURE
Publicly Traded Securities Outstanding at 12/31/00 at NAV or Liquidation Value
--------------------------------------------------------------------------------
37.6 million shares
of Common Stock                                                     $623 million
--------------------------------------------------------------------------------
7.80% Cumulative
Preferred Stock                                                      $60 million
--------------------------------------------------------------------------------
7.30% Tax-Advantaged
Cumulative
Preferred Stock                                                     $100 million
--------------------------------------------------------------------------------


                                         THE ROYCE FUNDS ANNUAL REPORT 2000 | 11

ROYCE MICRO-CAP TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAV AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/00
--------------------------------------------------------------------------------
Fourth Quarter 2000*                                                      -4.24%
--------------------------------------------------------------------------------
July-Dec 2000*                                                            -0.25
--------------------------------------------------------------------------------
1-Year                                                                    10.90
--------------------------------------------------------------------------------
3-Year                                                                     6.24
--------------------------------------------------------------------------------
5-Year                                                                    12.19
--------------------------------------------------------------------------------
Since Inception (12/14/93)                                                12.66
--------------------------------------------------------------------------------

*     Not annualized.

--------------------------------------------------------------------------------
RISK/RETURN COMPARISON
3-Year Period ended 12/31/00
--------------------------------------------------------------------------------
                                           Average Annual     Standard
                                            Total Return     Deviation      RUR*
--------------------------------------------------------------------------------
Royce Micro-Cap
--------------------------------------------------------------------------------
Trust (NAV)                                      6.2            18.0        0.34
--------------------------------------------------------------------------------
Russell 2000                                     4.7            24.7        0.19
--------------------------------------------------------------------------------

* Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period.

      Over the last three years, Royce Micro-Cap Trust has outperformed the Russell 2000 on a both an absolute and a risk-adjusted basis.

--------------------------------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
--------------------------------------------------------------------------------

   [The following information was represented as a bar chart in the original material.]

                3/18/94-     5/22/96-     1/22/97-     10/13/97-      4/21/98-     3/9/00-
                12/9/94      7/24/96      4/25/97       1/12/98       10/8/98     11/30/00
===========================================================================================
OTCM (NAV)        -0.4         -6.8         -3.4          -7.4         -29.9         -8.5
Russell 2000     -12.3        -15.4         -9.0         -11.3         -36.5        -25.8

--------------------------------------------------------------------------------
CALENDAR YEAR NAV TOTAL RETURNS
--------------------------------------------------------------------------------
Year                                                                        OTCM
--------------------------------------------------------------------------------
2000                                                                       10.9%
--------------------------------------------------------------------------------
1999                                                                       12.7
--------------------------------------------------------------------------------
1998                                                                       -4.1
--------------------------------------------------------------------------------
1997                                                                       27.1
--------------------------------------------------------------------------------
1996                                                                       16.6
--------------------------------------------------------------------------------
1995                                                                       22.9
--------------------------------------------------------------------------------
1994                                                                        6.0
--------------------------------------------------------------------------------

MANAGER'S DISCUSSION

Strong performances from a variety of companies in different industries helped Royce Micro-Cap Trust's (OTCM) diversified portfolio to post solid performance in 2000's more volatile market. For the year, the Fund was up 10.9% on a net asset value (NAV) basis and 15.3% on a market price basis, both returns substantially ahead of the Fund's benchmark, the Russell 2000, which was down 3.0%. The Fund's value approach was well-suited for a market that re-focused on valuation, balance sheets and cash flow. OTCM's NAV average annual total return since inception (12/14/93) was 12.7%.

      We had success with several companies in the drug and biotechnology industries, making Health the Fund's best-performing sector in 2000. A rapidly rising price early in the year prompted us to sell most of our position in Aurora Biosciences, a developer of drug discovery and enhancement systems. The price of biopharmaceutical firm Cephalon also climbed throughout the year, leading us to trim our position at various times during the year. We continue to hold a large position in BioReliance, a contract service firm that provides testing, development and manufacturing services, as we think that the stock has room to grow.

      Natural Resources turned in a strong performance as a group, buoyed by the rising stock prices of oil and gas and energy services companies. We took some gains in seismic data acquisition equipment maker Input/Output and oil and natural gas producer Pure Resources. We still maintain large holdings in oil and gas companies 3TEC Energy and Bonavista Petroleum, as well as in Carbo Ceramics, a maker of ceramic proppants, a key material in hydraulic drill equipment.

      Many insurance stocks in the Financial Intermediaries sector rebounded in the summer, rewarding our patience. Prior to the rally, we added to our positions in marine and aviation insurer NYMAGIC and malpractice insurer Medical Assurance. While we still hold a sizeable stake in property and casualty insurer, Trenwick Group, we took some gains late in the year. The price of financial services and data processing firm BARRA rose throughout the year, so we sold most of our shares. In addition, we sold our position in workplace services and products provider Business Resource Group as its price soared.

      The Fund's losses in 2000 were also spread across several different companies. We sold all of our shares of Reliance Group Holdings in August, convinced that its shaky financial condition would keep its price stalled even in the wake of an insurance industry turnaround. Although work flow systems and software maker Kronos was a weak performer, we believe its solid core business is capable of sustained profitable growth. We are also confident about the prospects for retailer Urban Outfitters, whose price suffered from the decline that affected many retail stocks last year. The company continues to operate on what we think is an intelligent expansion plan, so we are holding on to a large position.

      We are pleased with the Fund's performance and remain excited about the ongoing potential of value investing in micro-cap companies.


12 | THE ROYCE FUNDS ANNUAL REPORT 2000

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOOD IDEAS THAT WORKED
2000 Net Realized and Unrealized Gain
--------------------------------------------------------------------------------
Denbury Resources                                                     $2,454,557
--------------------------------------------------------------------------------
Myriad Genetics                                                        2,416,087
--------------------------------------------------------------------------------
Aurora Biosciences                                                     1,580,382
--------------------------------------------------------------------------------
BARRA                                                                  1,340,021
--------------------------------------------------------------------------------
Coherent                                                               1,076,954
--------------------------------------------------------------------------------

Denbury Resources -- It took a little while for the price of this oil and natural gas exploration company to take off, but once it did, it shot for the stars through a combination of record earnings and an excellent market for energy stocks. While we still hold a sizeable position in the company, we took some profit in the fall and winter.

Myriad Genetics -- We purchased this genomics company focused on the development of therapeutic and diagnostic products as a small "research-and-development" position in 1998. Its price then more than quadrupled in the first quarter's white-hot biotechnology run-up. We took gains through the fall, before and after a September stock split.

--------------------------------------------------------------------------------
GOOD IDEAS AT THE TIME
2000 Net Realized and Unrealized Loss
--------------------------------------------------------------------------------
Stone & Webster                                                       $1,321,709
--------------------------------------------------------------------------------
RCM Technologies                                                       1,185,619
--------------------------------------------------------------------------------
Kronos                                                                 1,164,925
--------------------------------------------------------------------------------
Urban Outfitters                                                       1,100,892
--------------------------------------------------------------------------------
Reliance Group Holdings                                                1,047,683
--------------------------------------------------------------------------------

Stone & Webster -- Our once-high hopes for this engineering and construction firm were dashed by bankruptcy, as new management was unable to rescue the company from substantial cost overruns on existing projects.

RCM Technologies -- The price of this business and technology services provider plummeted throughout the year. Reduced information technology budgets hurt it earlier in the year, then the bear market for Tech stocks dragged its price even lower. We sold our position in September.

--------------------------------------------------------------------------------
ROYCE MICRO-CAP TRUST MARKET PRICE -- ACTUAL vs. ADJUSTED*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Market Price Cumulative
                                 Total Returns
--------------------------------------------------------------------------------
Since Inception  =                                                         90.8%
--------------------------------------------------------------------------------
        5 Years  =                                                         68.0
--------------------------------------------------------------------------------
        3 Years  =                                                          9.2
--------------------------------------------------------------------------------
         1 Year  =                                                         15.3
--------------------------------------------------------------------------------

   [The following information was represented by a line graph in the original text.]

                    Adjusted              Actual
                  Market Price         Market Price
1993                   7.5                  7.5
                      7.75                 7.75
                       7.5                  7.5
                       6.5                  6.5
                      6.63                 6.63
                      7.13                 7.13
                      6.75                 6.75
                         7                    7
                      7.13                 7.13
                         7                    7
                      7.38                 7.38
                      7.19                 7.13
1994                  7.11                    7
                      6.86                 6.75
                      7.24                 7.13
                      6.98                 6.88
                      6.98                 6.88
                      7.11                    7
                      7.49                 7.38
                      7.87                 7.75
                      8.13                    8
                      8.51                 8.38
                      7.87                 7.75
                      7.75                 7.63
1995                  8.52                    8
                      8.25                 7.75
                      8.25                 7.75
                      8.25                 7.75
                      8.92                 8.38
                      8.92                 8.38
                      9.18                 8.63
                      8.25                 7.75
                      8.45                 7.94
                      8.52                    8
                      8.52                    8
                      9.05                  8.5
1996                  9.71                 8.25
                       9.3                 7.88
                      9.41                    8
                      8.97                 7.63
                      9.56                 8.13
                     10.15                 8.63
                     10.57                 8.98
                     10.66                 9.06
                     11.32                 9.63
                     13.16                11.19
                     12.79                10.88
                     12.72                10.81
1997                  13.1                10.13
                     12.62                 9.75
                     13.43                10.38
                     13.64                11.31
                      14.4                11.13
                     13.91                10.75
                     13.35                10.31
                     12.62                 9.75
                     10.11                 7.81
                     10.43                 8.06
                     10.67                 8.25
                     11.56                 8.94
1998                 11.87                 8.88
                     11.03                 8.25
                      10.7                    8
                      9.95                 7.44
                     11.12                 8.31
                     11.29                 8.44
                     11.29                 8.44
                     11.33                 8.47
                     11.29                 8.44
                     11.37                  8.5
                     11.04                 8.25
                     11.95                 8.94
1999                 12.41                 9.13
                     13.19                 9.56
                     13.88                10.06
                     14.31                10.38
                     13.28                9.625
                     13.23              9.59375
                     13.87              10.0625
                     14.48                 10.5
                     15.17                   11
                     14.99               10.875
                      14.3               10.375
                     13.78                   10
2000                  14.3                8.625

* Reflects market price total return experience of a continuous stockholder who reinvested all distributions and fully participated in the 1994 rights offering. This graph illustrates the market price change from IPO of $7.50 per share on 12/14/93.

--------------------------------------------------------------------------------
PORTFOLIO DIAGNOSTICS
--------------------------------------------------------------------------------
Median Market Cap                                                  $229 million
--------------------------------------------------------------------------------
Weighted Average P/E Ratio                                                12.8x*
--------------------------------------------------------------------------------
Weighted Average P/B Ratio                                                 1.4x
--------------------------------------------------------------------------------
Weighted Average Yield                                                     1.0%
--------------------------------------------------------------------------------
Fund Net Assets                                                    $204 million
--------------------------------------------------------------------------------
Turnover Rate                                                               49%
--------------------------------------------------------------------------------
Net Leverage+                                                               12%
--------------------------------------------------------------------------------
Symbol - Market Price                                                      OTCM
       - NAV                                                              XOTCX
--------------------------------------------------------------------------------

* Excludes 17% of the portfolio holdings with zero or negative earnings as of 12/31/00.

+ Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.

--------------------------------------------------------------------------------
TOP 10 POSITIONS % of Net Assets
--------------------------------------------------------------------------------
Denbury Resources                                                           1.3%
--------------------------------------------------------------------------------
Matthews International Cl. A                                                1.3
--------------------------------------------------------------------------------
Pure Resources                                                              1.2
--------------------------------------------------------------------------------
800 JR Cigar                                                                1.2
--------------------------------------------------------------------------------
NYMAGIC                                                                     1.2
--------------------------------------------------------------------------------
Medical Assurance                                                           1.1
--------------------------------------------------------------------------------
Bonavista Petroleum                                                         1.1
--------------------------------------------------------------------------------
Simpson Manufacturing                                                       1.1
--------------------------------------------------------------------------------
Florida Rock Industries                                                     1.1
--------------------------------------------------------------------------------
Ash Grove Cement Company                                                    1.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
--------------------------------------------------------------------------------
Technology                                                                 14.0%
--------------------------------------------------------------------------------
Industrial Products                                                        14.0
--------------------------------------------------------------------------------
Industrial Services                                                        12.1
--------------------------------------------------------------------------------
Natural Resources                                                          10.9
--------------------------------------------------------------------------------
Consumer Products                                                          10.6
--------------------------------------------------------------------------------
Financial Intermediaries                                                    9.2
--------------------------------------------------------------------------------
Health                                                                      6.2
--------------------------------------------------------------------------------
Consumer Services                                                           3.8
--------------------------------------------------------------------------------
Financial Services                                                          2.8
--------------------------------------------------------------------------------
Utilities                                                                   0.3
--------------------------------------------------------------------------------
Miscellaneous                                                               4.9
--------------------------------------------------------------------------------
Bond & Preferred Stock                                                      0.8
--------------------------------------------------------------------------------
Treasuries, Cash & Cash Equivalents                                        10.4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CAPITAL STRUCTURE
Publicly Traded Securities Outstanding at 12/31/00 at NAV or Liquidation Value
--------------------------------------------------------------------------------
16.2 million shares
of Common Stock                                                     $164 million
--------------------------------------------------------------------------------
7.75% Cumulative
Preferred Stock                                                      $40 million
--------------------------------------------------------------------------------


                                         THE ROYCE FUNDS ANNUAL REPORT 2000 | 13

ROYCE FOCUS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAV AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/00
--------------------------------------------------------------------------------
Fourth Quarter 2000*                                                       4.11%
--------------------------------------------------------------------------------
July-Dec 2000*                                                            19.93
--------------------------------------------------------------------------------
1-Year                                                                    20.94
--------------------------------------------------------------------------------
3-Year                                                                     7.02
--------------------------------------------------------------------------------
Since Inception (11/1/96)+                                                10.98
--------------------------------------------------------------------------------

*     Not annualized.
+ Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

--------------------------------------------------------------------------------
RISK/RETURN COMPARISON
3-Year Period ended 12/31/00
--------------------------------------------------------------------------------
                                           Average Annual    Standard
                                            Total Return     Deviation     RUR*
--------------------------------------------------------------------------------
Royce Focus
Trust (NAV)                                      7.0            21.1       0.33
--------------------------------------------------------------------------------
Russell 2000                                     4.7            24.7       0.19
--------------------------------------------------------------------------------

* Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period.

      Over the last three years, Royce Focus Trust has outperformed the Russell 2000 on a both an absolute and a risk-adjusted basis.

--------------------------------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
--------------------------------------------------------------------------------

    [The following information was represented as a bar chart in the printed material.]

                1/22/97-        10/13/97-       4/21/98-          3/9/00-
                4/25/97          1/12/98        10/8/98          11/30/00
================================================================================
FUND (NAV)       -1.1            -10.3           -35.2              8.3
Russell 2000     -9.0            -11.3           -36.5            -25.8

--------------------------------------------------------------------------------
CALENDAR YEAR NAV TOTAL RETURNS
--------------------------------------------------------------------------------
Year                                                                       FUND
--------------------------------------------------------------------------------
2000                                                                       20.9%
--------------------------------------------------------------------------------
1999                                                                        8.7
--------------------------------------------------------------------------------
1998                                                                       -6.8
--------------------------------------------------------------------------------
1997                                                                       20.5
--------------------------------------------------------------------------------

MANAGER'S DISCUSSION

Shaking off the effects of a disappointing first half, Royce Focus Trust (FUND) came back in the second. For the year, the Fund was up 20.9% on a net asset value (NAV) basis and 27.9% on a market price basis, both results well ahead of the Fund's benchmark, the Russell 2000, which was down 3.0%. The Fund's strong down market performance in last year's volatile market was just as gratifying to us. From the small-cap market peak on 3/9/00 through 12/31/00, FUND was up 18.7% on an NAV basis, while the Russell 2000 was down 19.4% for the same period. The renewed attention to valuation factors, earnings and cash flow certainly helped FUND's performance. The Fund's NAV average annual total return since the inception of our management (11/1/96) was 11.0%.

      The Fund's limited number of small-cap holdings allows individual companies to have a potentially greater impact on performance. This was certainly the case in 2000. Stellar performances came from two conservatively capitalized favorites in the insurance industry -- malpractice insurer Medical Assurance and Zenith National Insurance, a company that combines property and casualty insurance, workmen's compensation insurance and real-estate holdings. These firms were part of a long-awaited rebound for insurance stocks, as rising premiums and industry consolidation worked to attract investors in the second half following a sustained period of market neglect. They were the Fund's top-performing industry group in 2000.

      Increasing energy prices and renewed investor interest made oil and gas and energy services companies consistently positive performers last year. Seismic data acquisition equipment maker Input/Output benefited from the robust market and increasing demand for its products, events that had us trimming our position at mid-year. A run-up in the price of land-drilling contractor and oil well servicer Nabors Industries prompted us to reduce our stake. We sold shares of oil and natural gas producer Tom Brown through the spring and summer. Reports of the company's expansion into Canada helped to drive its price past our initial expectations, although we still hold some shares. Increased production and brisk earnings boosted the price of oil and natural gas producer 3TEC Energy, a smaller, Gulf-region firm. Our high regard for the company's management and financial characteristics led us to increase our position throughout the year.

      Companies in other industries also made significant contributions. Richardson Electronics, an electronic components and equipment distributor, rallied early in the year. While its price subsequently dipped, leading us to buy again, the company avoided the extreme lows that afflicted many other Technology issues in 2000. Smart acquisitions and strong earnings kept the market price of insurance broker Arthur J. Gallagher & Co. rising throughout the year, and we reduced our stake as increased prices exceeded our sell targets.

      Notable disappointments in the portfolio came from two companies that, while not Technology firms, offer Tech-related services. A kind of guilt-by-association effect drove their prices down in the bear market for Tech stocks. Comdisco is a technology services firm that provides equipment leasing and other services. Spherion is a workforce management and technology services company. We subsequently increased our position in each firm, confident that they can come back.

      While the current volatile market has fostered understandable investor uncertainty, we remain convinced that disciplined stock selection can continue to provide positive results.


14 | THE ROYCE FUNDS ANNUAL REPORT 2000

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOOD IDEAS THAT WORKED
2000 Net Realized and Unrealized Gain
--------------------------------------------------------------------------------
White Mountains Insurance Group                                       $3,555,994
--------------------------------------------------------------------------------
Oakley                                                                 3,306,596
--------------------------------------------------------------------------------
Input/Output                                                           1,622,963
--------------------------------------------------------------------------------
Richardson Electronics                                                 1,366,844
--------------------------------------------------------------------------------
Gallagher (Arthur J.) & Co.                                            1,318,209
--------------------------------------------------------------------------------

White Mountains Insurance Group -- We bought shares of this property and casualty insurer throughout the insurance industry downturn because we thought that highly respected, veteran CEO John Byrne would intelligently deploy the firm's large cash assets. Other investors began to take notice in 2000, driving its price up considerably.

Oakley -- After spending much of the last two years wandering in the single-digit wilderness, the stock of this leading designer, manufacturer and distributor of high-performance eyewear, footwear, watches and apparel finally came back as new products were more effectively integrated and institutional interest returned.

--------------------------------------------------------------------------------
GOOD IDEAS AT THE TIME
2000 Net Realized and Unrealized Loss
--------------------------------------------------------------------------------
Blanch (E.W.) Holdings                                                $2,001,724
--------------------------------------------------------------------------------
Anglogold                                                              1,112,917
--------------------------------------------------------------------------------
Comdisco                                                               1,039,195
--------------------------------------------------------------------------------
Spherion Corporation                                                     986,249
--------------------------------------------------------------------------------
New England Business Service                                             854,031
--------------------------------------------------------------------------------

Blanch (E.W.) Holdings -- We watched a combination of missed earnings estimates and management defections lead to a more than fifty percent loss in the first quarter. We reduced our position, although we are still believers in the high value of the firm's core business.

Anglogold -- The price of this international gold mining firm continued to suffer in 2000. However, we think that an eventual turnaround is likely for precious metals, and are confident about the prospects for what we think is a well-run company.

--------------------------------------------------------------------------------
ROYCE FOCUS TRUST MARKET PRICE -- ACTUAL vs. ADJUSTED(2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Market Price Cumulative
                                 Total Returns
--------------------------------------------------------------------------------
Since 11/1/96(1)  =                                                        56.5%
--------------------------------------------------------------------------------
       3 Years    =                                                        22.9
--------------------------------------------------------------------------------
        1 Year    =                                                        27.9
--------------------------------------------------------------------------------

   [The following information was represented as a line graph in the original text.]


                    Adjusted              Actual
                  Market Price         Market Price
                      4.38                 4.38
                      4.66                 4.66
1996                  4.59                 4.59
                      4.75                 4.75
                      4.56                 4.56
                      4.88                 4.88
                      4.72                 4.72
                      4.81                 4.81
                         5                    5
                      5.28                 5.28
                      5.44                 5.44
                      6.06                 6.06
                      5.69                 5.69
                      5.69                 5.69
1997                  5.57                 5.06
                      5.64                 5.13
                      5.78                 5.25
                      6.23                 5.66
                      6.54                 5.94
                      6.23                 5.66
                      6.05                  5.5
                      6.12                 5.56
                      4.82                 4.38
                       5.3                 4.81
                      5.09                 4.63
                       5.3                 4.81
1998                  5.37                 4.88
                      4.82                 4.38
                      4.54                 4.13
                      4.41                    4
                      4.54                 4.13
                      5.37                 4.88
                      5.44                 4.94
                      5.54                 5.03
                      5.58                 5.06
                      5.37                 4.88
                      5.34                 4.84
                       5.3                 4.81
1999                  5.36                 4.72
                       5.4                 4.75
                      5.47                 4.81
                      5.79                 5.09
                      5.61               4.9375
                      5.75               5.0625
                      5.57              4.90625
                      6.13              5.40625
                      6.42              5.65625
                      6.52                 5.75
                      6.52                 5.75
                      6.45               5.6875
2000                  6.84               5.6875

(1) Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

(2) Reflects market price cumulative total return experience of a continuous common stockholder who reinvested all distributions.

--------------------------------------------------------------------------------
PORTFOLIO DIAGNOSTICS
--------------------------------------------------------------------------------
Median Market Cap.                                                  $831 million
--------------------------------------------------------------------------------
Weighted Average P/E Ratio                                                 10.8x
--------------------------------------------------------------------------------
Weighted Average P/B Ratio                                                  1.7x
--------------------------------------------------------------------------------
Weighted Average Yield                                                      1.1%
--------------------------------------------------------------------------------
Fund Net Assets                                                      $81 million
--------------------------------------------------------------------------------
Turnover Rate                                                                69%
--------------------------------------------------------------------------------
Net Leverage+                                                                 0%
--------------------------------------------------------------------------------
Symbol - Market Price                                                       FUND
       - NAV                                                               XFUNX
--------------------------------------------------------------------------------

+ Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.

--------------------------------------------------------------------------------
TOP 10 POSITIONS % of Net Assets
--------------------------------------------------------------------------------
White Mountains Insurance Group                                             5.9%
--------------------------------------------------------------------------------
Charming Shoppes                                                            4.7
--------------------------------------------------------------------------------
Florida Rock Industries                                                     3.9
--------------------------------------------------------------------------------
Arrow International                                                         3.3
--------------------------------------------------------------------------------
Input/Output                                                                3.2
--------------------------------------------------------------------------------
Medical Assurance                                                           3.2
--------------------------------------------------------------------------------
Spherion Corporation                                                        3.1
--------------------------------------------------------------------------------
ABM Industries                                                              2.9
--------------------------------------------------------------------------------
Lincoln Electric Holdings                                                   2.9
--------------------------------------------------------------------------------
Zenith National Insurance                                                   2.7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
--------------------------------------------------------------------------------
Industrial Products                                                        13.0%
--------------------------------------------------------------------------------
Financial Intermediaries                                                   11.8
--------------------------------------------------------------------------------
Industrial Services                                                        11.0
--------------------------------------------------------------------------------
Natural Resources                                                          10.4
--------------------------------------------------------------------------------
Consumer Services                                                           9.9
--------------------------------------------------------------------------------
Technology                                                                  7.2
--------------------------------------------------------------------------------
Financial Services                                                          6.8
--------------------------------------------------------------------------------
Health                                                                      3.3
--------------------------------------------------------------------------------
Consumer Products                                                           1.3
--------------------------------------------------------------------------------
Treasuries, Cash & Cash Equivalents                                        25.3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CAPITAL STRUCTURE
Publicly Traded Securities Outstanding at 12/31/00 at NAV or Liquidation Value
--------------------------------------------------------------------------------
9.0 million shares
of Common Stock                                                      $61 million
--------------------------------------------------------------------------------
7.45% Cumulative
Preferred Stock                                                      $20 million
--------------------------------------------------------------------------------


                                         THE ROYCE FUNDS ANNUAL REPORT 2000 | 15

A NEW LOOK AT www.roycefunds.com
--------------------------------------------------------------------------------

Since first launching The Royce Funds website more than five years ago, we've made great efforts to evolve with the electronic innovations of the financial services world. This hasn't been an easy task given the evolution of e-services from the early days of providing basic information to today's demand for interactive and account servicing tools.

      As the internet has changed, we have chosen to take a steady and measured approach to implementing new online services. Our goal is to better serve your growing needs. As part of this effort, we have taken to heart "the good, the bad, and the ugly" of what many of you have said about our online efforts. Here is a sampling of comments received by our webmaster over the past year:

                "Very nice website! Much better design/content."

       "I've checked many fund sites for the past two years and your site is the most difficult to access any Fund information."

        "Congratulations! Most attractive and easiest to use site of the many fund family home pages I visit."

           "I like your approach to investing money, but your service on the internet leaves a lot to be desired."

      We are listening. By the end of the first quarter of 2001, we hope to relaunch www.roycefunds.com with a new look and navigation system. In addition, we have dedicated additional staff and resources to upgrading the online services available to prospective and existing shareholders. While we are in the midst of making final decisions, the following captures the essence of our prospective look.

                  [GRAPHIC: Sample of new Royce Funds Web Site]

      We encourage you to visit www.roycefunds.com, and we welcome your feedback. You may e-mail us through our website, or you may contact Heather MacLeod, Director of e-Marketing, directly at (212) 508-4562, or at heather@roycenet.com

The above screen image is intended as a visual representation of our new website, currently under construction. With regard to the Manager Commentary section, the thoughts concerning recent market movements and future prospects for small-company stocks are solely those of Royce, and, of course, there can be no assurance with regard to future market movements. Small- and micro-cap stocks may involve considerably more risk than large-cap stocks.


16 | THE ROYCE FUNDS ANNUAL REPORT 2000

DISTRIBUTION REINVESTMENT AND CASH PURCHASE OPTIONS FOR COMMON STOCKHOLDERS
--------------------------------------------------------------------------------

WHY SHOULD I REINVEST MY DISTRIBUTIONS?

      By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

HOW DOES THE REINVESTMENT OF DISTRIBUTIONS FROM THE ROYCE CLOSED-END FUNDS WORK?

      The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are issued at the lower of the market price or net asset value on the valuation date.

HOW DOES THIS APPLY TO REGISTERED STOCKHOLDERS?

      If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds' custodian, State Street Bank and Trust Company, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if State Street is properly notified.

WHAT IF MY SHARES ARE HELD BY A BROKERAGE FIRM OR A BANK?

      If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

WHAT OTHER FEATURES ARE AVAILABLE FOR REGISTERED STOCKHOLDERS?

      The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund's common stock directly through State Street on a monthly basis, and to deposit certificates representing your Fund shares with State Street for safekeeping. The Funds' investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2001.

HOW DO THE PLANS WORK FOR REGISTERED STOCKHOLDERS?

      State Street maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by State Street in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to State Street to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, State Street will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

HOW CAN I GET MORE INFORMATION ON THE PLANS?

      You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from State Street. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o EquiServe, PO Box 43011, Providence, RI 02940-3011, telephone (800) 426-5523.


                                         THE ROYCE FUNDS ANNUAL REPORT 2000 | 17

UPDATES AND NOTES TO PERFORMANCE AND RISK INFORMATION
--------------------------------------------------------------------------------

        [GRAPHIC: Computer with "The Royce Funds" displayed on monitor]

ARE YOU TAKING ADVANTAGE OF ROYCE ONLINE ACCOUNT SERVICES?

      With just one click from our homepage, you can establish online account access quickly and directly. This service allows you to view daily account information, including share balances, market prices, account values and transaction history. You may also make certain transactions, including the sale of shares and changes to your Personal Identification Number (PIN).

E-DELIVERY OF REGULATORY DOCUMENTS

      Make your life easier (and reduce Fund expenses) by electing to view and download the prospectus, semi-annual and annual reports electronically in Portable Document Format (PDF) via e-mail over the internet rather than receiving paper copies.

      For more information, e-mail us at funds@roycenet.com or call Investor Services at (800) 221-4268.

AUTHORIZED SHARE TRANSACTIONS

      Each of Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust may repurchase up to 300,000 shares of its common stock and up to 10% of the issued and outstanding shares of each series of its preferred stock during the year ending December 31, 2001. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share's then current net asset value, and preferred stock repurchases would be effected at a price per share that is less than the share's liquidation value.

      Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share's then current net asset value. The timing and terms of any such offering are within each Board's discretion.

NOTES TO PERFORMANCE AND RISK INFORMATION

      All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when sold. Royce closed-end funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies. The thoughts expressed in this report concerning recent market movements and future prospects for small-cap company stocks are solely those of Royce, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds' portfolios and Royce's investment intentions with respect to those securities reflect Royce's opinions as of December 31, 2000 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

      Standard deviation is a statistical measure within which a fund's total returns have varied over time. The greater the standard deviation, the greater a fund's volatility. The Funds' P/E ratio calculations exclude companies with zero or negative earnings.

      The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite, S&P 500 and S&P 600 SmallCap are unmanaged indices of domestic common stocks. The Royce Funds is a service mark of The Royce Funds.


18 | THE ROYCE FUNDS ANNUAL REPORT 2000

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - 86.3%

                                                         SHARES         VALUE
                                                         ------         -----
Consumer Products -- 6.9%
Apparel and Shoes - 2.3%
   Garan                                                  96,900     $ 2,265,037
  +Jones Apparel Group (a)                                42,000       1,351,875
   K-Swiss Cl. A                                         106,200       2,655,000
   Oshkosh B'Gosh Cl. A                                  114,300       2,114,550
  +Polo Ralph Lauren Cl. A (a)                           186,100       4,152,356
   Weyco Group                                           167,664       4,044,894
   Wolverine World Wide                                   99,400       1,515,850
                                                                     -----------
                                                                      18,099,562
                                                                     -----------
Collectibles - 0.3%
   Action Performance (a)                                 42,000          99,750
   The Boyds Collection (a)                               63,000         586,688
   Department 56 (a)                                      17,000         195,500
   Russ Berrie and Company                                 9,500         200,687
   Sotheby's Holdings Cl. A (a)                           48,800       1,131,550
                                                                     -----------
                                                                       2,214,175
                                                                     -----------
Food/Beverage/Tobacco - 0.7%
   800 JR Cigar (a),(d)                                  172,400       2,241,200
   Hain Celestial Group (a)                               37,800       1,228,500
   Hershey Creamery                                          583         877,415
   J & J Snack Foods (a)                                   5,000          84,062
   Tootsie Roll Industries                                13,390         616,777
                                                                     -----------
                                                                       5,047,954
                                                                     -----------
Home Furnishing/Appliances - 1.3%
   Bassett Furniture Industries                          131,675       1,481,344
   Burnham Corporation Cl. A                              46,956       1,643,460
   Burnham Corporation Cl. B                              18,000         630,000
   Ethan Allen Interiors                                  10,000         335,000
   La-Z-Boy                                               68,200       1,074,150
   Lifetime Hoan                                         386,727       2,803,771
   Mikasa                                                155,600       2,538,225
                                                                     -----------
                                                                      10,505,950
                                                                     -----------
Publishing - 0.1%
   Marvel Enterprises (a)                                476,400         684,825
   Scholastic Corporation (a)                              1,200         106,350
                                                                     -----------
                                                                         791,175
                                                                     -----------
Sports and Recreation - 0.7%
   Allen Organ Cl. B                                         700          37,100
   Lund International Holdings (a)                       387,950       1,066,863
   Oakley (a)                                            113,600       1,533,600
   RockShox (a),(c)                                    1,040,400         390,150
   Sturm, Ruger & Co.                                    283,400       2,674,587
                                                                     -----------
                                                                       5,702,300
                                                                     -----------
Other Consumer Products - 1.5%
   Lazare Kaplan International (a)                       131,600         666,225
   Matthews International Cl. A                          115,200       3,636,000
   Starrett (L. S.) Company Cl. A                         75,400       1,771,900
   VELCRO INDUSTRIES                                     525,800       5,520,900
                                                                     -----------
                                                                      11,595,025
                                                                     -----------
Total (Cost $37,961,397)                                              53,956,141
                                                                     ===========

Consumer Services -- 3.1%
Direct Marketing - 0.1%
   1-800 Contacts (a)                                      1,200          34,350
                                                                     -----------
Leisure/Entertainment - 0.7%
   Anchor Gaming (a)                                       2,000          78,000
   Cheap Tickets (a)                                      10,000          97,500
   Coachmen Industries                                   434,400       4,561,200
  +Ticketmaster Online-City Search Cl. B (a)             212,500       1,779,688
                                                                     -----------
                                                                       6,516,388
                                                                     -----------
Restaurants/Lodgings - 0.1%
   Papa John's International (a)                           5,000         111,250
                                                                     -----------

Retail Stores - 2.2%
   Abercrombie & Fitch Cl. A (a)                          25,000         500,000
   CHARMING SHOPPES (a)                                  851,800       5,110,800
   Claire's Stores                                       154,500       2,771,344
   Consolidated Stores (a)                               194,800       2,069,750
   Family Dollar Stores                                    4,700         100,756
   Michaels Stores (a)                                     5,000         132,500
   Pep Boys- Manny, Moe & Jack (The)                       5,000          18,125
   Pier 1 Imports                                         83,300         859,031
  +Ross Stores                                           127,300       2,148,187
   Stein Mart (a)                                          3,000          34,875
   Sunglass Hut International (a)                        236,800       1,213,600
   Urban Outfitters (a)                                  364,300       2,891,631
                                                                     -----------
                                                                      17,850,599
                                                                     -----------
Total (Cost $22,604,966)                                              24,512,587
                                                                     ===========

Financial Intermediaries -- 12.9%
Banking - 1.3%
   BOK Financial (a)                                      61,509       1,307,066
   Banknorth Group                                        11,400         227,288
   Boston Private Financial Holdings                      10,000         198,750
  +Farmers & Merchants Bank of
      Long Beach                                           1,266       2,538,330
   First National Bank of Anchorage                        2,100       1,827,000
   Fulton Financial                                       18,003         415,194
   Hudson City Bancorp                                    20,000         405,000
   Mechanics Bank                                            200       2,310,000
   Oriental Financial Group                               58,000         772,125
                                                                     -----------
                                                                      10,000,753
                                                                     -----------
Insurance - 11.5%
   American International Group                           12,534       1,235,382
   Argonaut Group                                        187,000       3,927,000
   Baldwin & Lyons Cl. B                                 126,000       2,929,500
   Berkley (W. R.)                                        34,300       1,618,531
   Capitol Transamerica                                  208,160       2,588,990
   Commerce Group                                         54,318       1,476,363
   Erie Indemnity Company Cl. A                           97,900       2,918,644
  +EVEREST RE GROUP                                       92,300       6,610,987
   Fidelity National Financial                            91,600       3,383,475
   The First American Corporation                         41,700       1,370,887
   HCC Insurance Holdings                                111,600       3,006,225
   Highlands Insurance Group (a)                         242,800       2,185,200
   Horace Mann Educators                                 121,200       2,590,650
   Independence Holding                                   63,980         863,730
   Leucadia National                                      59,300       2,101,444
   Markel Corporation (a)                                  4,200         760,200
   Medical Assurance (a)                                 230,371       3,844,316


                                         THE ROYCE FUNDS ANNUAL REPORT 2000 | 19

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                         SHARES          VALUE
                                                         ------          -----
Financial Intermediaries (continued)
Insurance (continued)
  +Mercury General                                        65,000    $  2,851,875
   Mutual Risk Management                                238,100       3,616,144
   NYMAGIC                                                47,700         900,337
   Old Republic International                            164,200       5,254,400
   PMA Capital Cl. A                                     219,700       3,789,825
   PXRE Group                                            215,551       3,650,895
   RLI                                                    66,362       2,965,552
   TRENWICK GROUP                                        212,000       5,260,250
   Wesco Financial                                        11,990       3,378,182
   WHITE MOUNTAINS INSURANCE GROUP                        27,900       8,900,100
   ZENITH NATIONAL INSURANCE                             226,700       6,659,313
                                                                    ------------
                                                                      90,638,397
                                                                    ------------
Securities Brokers - 0.1%
   Raymond James Financial                                 7,500         261,562
                                                                    ------------
Total (Cost $61,107,005)                                             100,900,712
                                                                    ============

Financial Services -- 7.0%
Information and Processing - 1.2%
   BARRA (a)                                              82,200       3,873,675
   Deluxe Corporation                                     32,600         823,802
   Fair, Isaac and Co.                                    77,300       3,942,300
   SunGard Data Systems (a)                               24,600       1,159,275
                                                                    ------------
                                                                       9,799,052
                                                                    ------------
Insurance Brokers - 3.3%
  +Aon                                                   134,800       4,616,900
   Blanch (E.W.) Holdings                                208,800       3,640,950
   Clark/Bardes Holdings (a)                             105,900       1,072,238
   Crawford & Co. Cl. A                                  327,350       3,334,878
   Crawford & Co. Cl. B                                   75,300         875,362
   GALLAGHER (ARTHUR J.) & COMPANY                       122,900       7,819,513
   Hilb, Rogal & Hamilton                                112,675       4,492,916
                                                                    ------------
                                                                      25,852,757
                                                                    ------------
Investment Management - 2.5%
   Affiliated Managers Group (a)                          68,600       3,764,425
   BKF Capital Group (a)                                  60,400       1,102,300
   BlackRock CL. A (a)                                    55,000       2,310,000
   Eaton Vance                                           130,200       4,198,950
   Federated Investors Cl. B                              15,000         436,875
   John Nuveen Company Cl. A                              51,400       2,955,500
   Liberty Financial Companies                             5,000         222,813
   Phoenix Investment Partners                           214,400       3,363,400
   SEI Investments                                         6,000         672,000
   U.S. Global Investors Cl. A (a)                       249,205         264,780
                                                                    ------------
                                                                      19,291,043
                                                                    ------------
Total (Cost $28,358,125)                                              54,942,852
                                                                    ============

Health -- 6.8%
Commercial Services - 1.8%
   IDEXX Laboratories (a)                                 47,100       1,036,200
  +MedQuist (a)                                           73,893       1,182,288
   PAREXEL International (a)                             320,200       3,462,163
   Quintiles Transnational (a)                           122,500       2,564,844
   Schein (Henry) (a)                                     95,800       3,317,075
  +The TriZetto Group (a)                                 81,800       1,365,037
   Young Innovations (a)                                  51,700         995,225
                                                                    ------------
                                                                      13,922,832
                                                                    ------------
Drugs and Biotech - 2.1%
   Affymetrix (a)                                         33,700       2,508,544
   Biogen (a)                                              4,000         240,250
   BioReliance (a)                                        66,000         874,500
   Cerus Corporation (a)                                  21,700       1,632,925
   Chiron Corporation (a)                                 21,800         970,100
  +Gene Logic (a)                                         69,700       1,280,738
   Genzyme Corporation -
      General Division (a)                                38,000       3,417,625
   Genzyme Corporation -
      Molecular Oncology (a)                               4,322          39,708
   Genzyme Corporation-
      Genzyme Biosurgery Division (a)                      9,468          82,249
   IDEC Pharmaceuticals (a)                               12,700       2,407,444
   Incyte Genomics (a)                                    14,000         348,250
   Millennium Pharmaceuticals (a)                         24,000       1,485,000
   Shire Pharmaceuticals Group ADR (a),(b)                20,853         960,541
                                                                    ------------
                                                                      16,247,874
                                                                    ------------
Health Services - 0.6%
   Capital Senior Living (a)                                 500           1,219
  +First Health Group (a)                                 33,000       1,536,562
  +Lincare Holdings (a)                                   31,200       1,780,350
  +Manor Care (a)                                         73,300       1,511,813
                                                                    ------------
                                                                       4,829,944
                                                                    ------------
Personal Care - 0.3%
   Chattem (a)                                           122,400         688,500
   Nu Skin Enterprises Cl. A (a)                          20,100         106,781
   Regis                                                 112,700       1,634,150
                                                                    ------------
                                                                       2,429,431
                                                                    ------------
Surgical Products and Devices - 2.0%
   Applera Corporation- Applied
      Biosystems Group                                     2,000         188,125
   Applera Corporation- Celera
      Genomics Group                                      11,000         395,313
   ARROW INTERNATIONAL                                   180,600       6,803,541
   Biomet                                                  7,500         297,656
   Diagnostic Products                                     2,000         109,250
   Haemonetics (a)                                       110,200       3,402,425
   Invacare                                               17,000         582,250
   STERIS (a)                                             33,600         541,800
   Varian Medical Systems (a)                             50,000       3,396,875
                                                                    ------------
                                                                      15,717,235
                                                                    ------------
Total (Cost $31,304,582)                                              53,147,316
                                                                    ============

Industrial Products -- 12.5%
Building Systems and Components - 3.4%
   Decker Manufacturing                                    6,022         289,056
   Falcon Products                                       377,000       2,992,437
   Fleetwood Enterprises                                 190,000       1,995,000
   International Aluminum                                 56,700       1,038,319
   KIMBALL INTERNATIONAL CL. B                           364,180       5,280,610
   Mueller (Paul)                                         53,200       1,423,100
   Preformed Line Products Company                       127,600       1,754,500
   SIMPSON MANUFACTURING (a)                             112,200       5,722,200
   Skyline                                               123,400       2,336,888


20 | THE ROYCE FUNDS ANNUAL REPORT 2000

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                         SHARES         VALUE
                                                         ------         -----
Industrial Products (continued)
Building Systems and Components (continued)
   Thor Industries                                       212,150     $ 4,189,962
                                                                     -----------
                                                                      27,022,072
                                                                     -----------
Construction Materials -1.8%
   Ameron International                                   13,000         484,250
   Ash Grove Cement Company Cl. B                         50,518       5,178,095
   FLORIDA ROCK INDUSTRIES                               148,000       5,790,500
   Puerto Rican Cement Company                           105,200       3,103,400
                                                                     -----------
                                                                      14,556,245
                                                                     -----------
Industrial Components -0.9%
   PENN ENGINEERING &
      MANUFACTURING                                      132,400       4,667,100
   PENN ENGINEERING &
      MANUFACTURING CL. A                                 39,800       1,236,287
   PerkinElmer                                             1,000         105,000
   Woodhead Industries                                    45,400         890,975
                                                                     -----------
                                                                       6,899,362
                                                                     -----------
Industrial OEM -0.1%
   Ionics (a)                                              5,000         141,875
                                                                     -----------
Machinery -1.5%
   Astec Industries (a)                                    5,000          65,938
   Federal Signal                                        114,900       2,254,912
   Hurco Companies (a)                                     5,000          17,500
   Lincoln Electric Holdings                             235,880       4,629,145
   Nordson Corporation                                   119,300       3,042,150
   PAXAR (a)                                             175,100       1,783,831
   Tecumseh Products Company Cl. A                         3,300         138,394
                                                                     -----------
                                                                      11,931,870
                                                                     -----------
Paper and Packaging -0.3%
   CLARCOR                                                 4,550          94,128
   Liqui-Box                                              59,978       2,234,181
                                                                     -----------
                                                                       2,328,309
                                                                     -----------
Pumps, Valves and Bearings -1.5%
   ConBraCo Industries                                     7,630       3,815,000
   Denison International ADR (a),(b)                      88,400       1,314,950
   Kaydon Corporation                                    179,300       4,460,087
   NN                                                    127,100       1,175,675
   Roper Industries                                       28,100         929,056
                                                                     -----------
                                                                      11,694,768
                                                                     -----------
Specialty Chemicals and Materials -1.8%
   Aceto                                                  60,010         540,090
   Arch Chemicals                                         38,200         678,050
   Brady Cl. A                                           118,700       4,013,544
   CFC International (a)                                 163,700         757,112
   Calgon Carbon                                          50,000         284,375
   Donaldson Company                                      26,000         723,125
   Hawkins Chemical                                      301,278       2,523,203
   MacDermid                                             209,131       3,973,489
   Valspar                                                10,000         321,800
                                                                     -----------
                                                                      13,814,788
                                                                     -----------
Textiles -0.4%
   Fab Industries                                         67,700         897,025
   Unifi (a)                                             241,200       2,155,725
   Wellman                                                15,000         211,875
                                                                     -----------
                                                                       3,264,625
                                                                     -----------
Other Industrial Products - 0.8%
   BHA Group Holdings                                    123,209       1,724,926
   Baldor Electric                                        62,900       1,328,762
   Landauer                                              112,900       2,060,425
   Myers Industries                                       38,348         556,046
   Scott Technologies (a)                                  1,000          22,375
   Steelcase Cl. A                                        50,000         693,750
                                                                     -----------
                                                                       6,386,284
                                                                     -----------
Total (Cost $72,835,707)                                              98,040,198
                                                                     ===========

Industrial Services -- 11.7%
Advertising/Publishing - 0.7%
   Grey Global Group                                       4,717       3,066,050
   True North Communications                              48,000       2,040,000
                                                                     -----------
                                                                       5,106,050
                                                                     -----------
Commercial Services - 2.4%
   ABM Industries                                         84,500       2,587,813
   ADVO (a)                                                1,300          57,687
  +Allied Waste Industries (a)                           124,800       1,817,400
   CDI Corporation (a)                                   216,600       3,167,775
   Carlisle Holdings (a)                                 191,100       1,337,700
   Catalina Marketing (a)                                 12,200         475,037
   Comdisco                                               77,800         889,838
   Cornell Companies (a)                                 111,800         600,925
   Fisher Companies                                       16,096         820,896
   Hardinge                                               70,200       1,000,350
   Kelly Services Cl. A                                    5,000         118,125
   Korn/Ferry International (a)                           43,700         928,625
   Manpower                                               55,800       2,120,400
   MAXIMUS (a)                                            25,000         873,437
   Modis Professional Services (a)                       114,300         471,488
   Open Plan Systems (a),(c)                             376,000         611,000
   Spherion Corporation (a)                               72,600         821,288
   Volt Information Sciences (a)                           3,200          66,400
                                                                     -----------
                                                                      18,766,184
                                                                     -----------
Engineering and Construction - 1.0%
   McDermott International                                31,000         333,250
   NVR (a)                                                   500          61,800
   Sevenson Environmental Services                       292,292       3,142,139
   Todd Shipyards (a)                                     39,200         254,800
   Washington Group International (a)                    510,100       4,176,444
                                                                     -----------
                                                                       7,968,433
                                                                     -----------
Food/Tobacco Processors - 1.8%
   DIMON                                                  58,300         320,650
   FARMER BROS                                            26,000       5,395,000
   Midwest Grain Products                                321,200       2,810,500
   Seaboard                                                3,750         585,000
   Standard Commercial                                   263,000       1,791,687
  +Universal                                              96,700       3,384,500
                                                                     -----------
                                                                      14,287,337
                                                                     -----------
Industrial Distribution - 0.6%
   Central Steel & Wire                                    3,699       1,590,570
   Ritchie Bros. Auctioneers (a)                         155,200       3,220,400
   TBC (a)                                                21,300          97,181
                                                                     -----------
                                                                       4,908,151
                                                                     -----------


                                         THE ROYCE FUNDS ANNUAL REPORT 2000 | 21

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                         SHARES          VALUE
                                                         ------          -----
Industrial Services (continued)
Printing - 2.0%
   Bowne & Co.                                           383,100     $ 4,046,494
   Ennis Business Forms                                  424,500       3,130,687
   New England Business Service                          268,500       4,900,125
   Standard Register (The)                               267,310       3,809,168
                                                                     -----------
                                                                      15,886,474
                                                                     -----------
Transportation and Logistics - 3.2%
   Airborne                                              100,000         975,000
   AirNet Systems (a)                                     85,700         326,731
   ARNOLD INDUSTRIES                                     396,248       7,132,464
   C. H. Robinson Worldwide                               40,000       1,257,500
  +CNF                                                    45,500       1,538,469
   EGL (a)                                               173,525       4,153,755
   Exel                                                   13,080         185,806
   Fritz Companies (a)                                   353,600       2,143,700
   Hub Group Cl. A (a)                                    77,000         693,000
   Kenan Transport                                        63,300       1,554,806
   Landstar System (a)                                    26,400       1,463,550
   Pittston Brink's Group                                156,213       3,104,733
                                                                     -----------
                                                                      24,529,514
                                                                     -----------
Total (Cost $81,219,664)                                              91,452,143
                                                                     ===========

Natural Resources -- 7.5%
Energy Services - 2.7%
   CARBO CERAMICS                                        149,100       5,581,931
   Global Industries (a)                                 119,500       1,635,656
   Helmerich & Payne                                      95,200       4,176,900
   Input/Output (a)                                      332,100       3,383,269
   Nabors Industries (a)                                  23,700       1,401,855
   Peerless Mfg. (c)                                      79,300       1,229,150
   Tidewater                                              27,100       1,202,563
   Valley National Gases (a)                              30,100         112,875
   Willbros Group (a)                                    358,400       2,284,800
                                                                     -----------
                                                                      21,008,999
                                                                     -----------
Gold - 0.5%
  +Anglogold ADR (b)                                     255,500       3,816,531
   MK Gold (a)                                           517,900         501,716
                                                                     -----------
                                                                       4,318,247
                                                                     -----------
Oil and Gas - 3.4%
   Alberta Energy Company                                 14,700         709,275
   BARRETT RESOURCES (a)                                 103,500       5,880,094
   Tom Brown (a)                                          28,000         920,500
   DENBURY RESOURCES (a)                                 779,400       8,573,400
   EOG Resources                                          10,000         546,875
   Forest Oil (a)                                          1,760          64,900
   Husky Energy (a)                                       41,184         409,012
   PetroCorp (a)                                         124,400       1,197,350
   PURE RESOURCES (a)                                    275,532       5,579,523
  +3TEC Energy (a)                                       120,000       2,130,000
   Toreador Resources                                     97,100         594,737
                                                                     -----------
                                                                      26,605,666
                                                                     -----------
Real Estate - 0.9%
   Alico                                                  52,000         858,000
  +Chelsea GCA Realty                                     82,000       3,023,750
   Consolidated-Tomoka Land                               13,564         161,073
   Federal Realty Investment Trust                         5,400         102,600
   Patriot Transportation Holding (a)                    166,300       2,494,500
   Vornado Realty Trust                                   10,000         383,125
                                                                     -----------
                                                                       7,023,048
                                                                     -----------
Total (Cost $38,572,569)                                              58,955,960
                                                                     ===========

Technology -- 12.9%
Aerospace/Defense - 1.6%
   CURTISS-WRIGHT                                        121,900       5,668,350
   Special Metals (a)                                    420,600       1,051,500
   WOODWARD GOVERNOR                                     138,600       6,202,350
                                                                     -----------
                                                                      12,922,200
                                                                     -----------
Components and Systems - 1.9%
   American Power Conversion (a)                          20,000         247,500
   Cognex Corporation (a)                                 68,400       1,513,350
   Dionex (a)                                            101,000       3,484,500
   Echelon Corporation (a)                                 5,000          80,313
   IFR Systems (a)                                         9,133          26,257
   Imation Corporation (a)                                50,000         775,000
   Kronos (a)                                             23,900         739,406
   Logitech International ADR (a),(b)                      2,000          48,500
   Newport                                                 1,500         117,914
   Perceptron (a)                                        242,100         363,150
   Printronix (a)                                         15,000         105,469
   Radiant Systems (a)                                    57,500       1,178,750
   Rainbow Technologies (a)                               65,600       1,037,300
   SAES Getters ADR (b)                                    5,000          43,750
   Scitex (a)                                            402,100       2,965,488
   Vicor (a)                                               5,000         151,875
   Zebra Technologies Cl. A (a)                           45,000       1,835,859
                                                                     -----------
                                                                      14,714,381
                                                                     -----------
Distribution - 1.3%
   Arrow Electronics (a)                                  54,100       1,548,612
   Avnet                                                 211,852       4,554,818
   Daisytek International (a)                             65,300         448,938
   Pioneer-Standard Electronics                          118,925       1,308,175
   Richardson Electronics                                180,300       2,479,125
                                                                     -----------
                                                                      10,339,668
                                                                     -----------
Internet Services - 0.1%
   FirstWorld Communications (Warrants) (a)                1,054          10,540
   Indigo (Warrants) (a)                                     307             134
   NaviSite (a)                                            5,000          11,719
  +PFSweb (a)                                             52,943          39,707
                                                                     -----------
                                                                          62,100
                                                                     -----------
IT Services - 0.9%
   American Management Systems (a)                       152,500       3,021,406
   answerthink (a)                                       103,900         376,638
   Cambridge Technology Partners (a)                     189,900         498,487
   Complete Business Solutions (a)                        20,000         206,250
   Computer Horizons (a)                                   5,000          12,188
   Concord Communications (a)                              5,000          43,750
   Gartner Group Cl. A (a)                                70,000         483,000
   IMRglobal Corporation (a)                             265,300       1,425,987
   Keane (a)                                              30,000         292,500
   QRS Corporation (a)                                    57,500         736,719
   Syntel (a)                                             51,900         298,425
                                                                     -----------
                                                                       7,395,350
                                                                     -----------


22 | THE ROYCE FUNDS ANNUAL REPORT 2000

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                         SHARES         VALUE
                                                         ------         -----
Technology (continued)
Semiconductors and Equipment - 2.8%
   BE Semiconductor Industries (a)                        40,000    $    365,000
   Benchmark Electronics (a)                              30,900         697,181
   Coherent (a)                                           36,300       1,179,750
   Credence Systems (a)                                   20,600         473,800
   Cymer (a)                                              14,500         373,148
   Dallas Semiconductor                                   92,200       2,362,625
   DuPont Photomasks (a)                                  35,000       1,849,531
   ESS Technology (a)                                    112,200         575,025
   Electroglas (a)                                       166,200       2,544,938
   Exar (a)                                               82,300       2,550,014
   Helix Technology                                       40,100         949,242
   Intevac (a)                                           191,850         599,531
   Kulicke & Soffa Industries (a)                         75,800         852,750
   Lam Research (a)                                       24,000         348,000
   Micrel (a)                                             15,200         512,050
   National Semiconductor (a)                             16,000         322,000
   Novellus Systems (a)                                   12,000         431,250
   PCD (a)                                               300,200       1,819,963
   PRI Automation (a)                                     10,000         187,500
   QuickLogic Corporation (a)                              2,500          17,344
   Read-Rite (a)                                           5,000          20,156
   Varian (a)                                             55,000       1,863,125
   Varian Semiconductor Equipment
      Associates (a)                                      37,000         878,750
   Veeco Instruments (a)                                   5,400         216,675
                                                                    ------------
                                                                      21,989,348
                                                                    ------------
Software - 3.8%
   ANSYS (a)                                              95,100       1,069,875
   Aspen Technology (a)                                   27,100         901,075
   Autodesk                                               92,100       2,480,944
   Avant! (a)                                             51,000         933,938
   BSQUARE Corporation (a)                                   200           1,200
   Business Objects ADR (a),(b)                           17,000         962,625
  +Covance (a)                                           379,600       4,080,700
   Documentum (a)                                         10,000         496,875
   J. D. Edwards & Company (a)                            12,800         228,000
   FileNet (a)                                            10,000         272,500
   HNC Software (a)                                       10,000         296,875
   iGate Capital (a)                                      77,200         221,950
   Informix (a)                                          590,000       1,751,562
   Integral Systems (a)                                  102,800       1,439,200
   JDA Software Group (a)                                214,500       2,801,906
   MSC.Software (a)                                      128,800       1,011,080
   Macromedia (a)                                          3,000         182,250
   Manugistics Group (a)                                  19,200       1,094,400
   National Instruments (a)                               61,100       2,967,169
   Pegasystems (a)                                        45,000         104,062
   Peregrine Systems (a)                                  17,375         343,156
   Phoenix Technologies (a)                                1,000          13,484
   Progress Software (a)                                  60,500         873,469
   Project Software & Development (a)                     56,000         601,125
   Remedy (a)                                             10,600         175,562
   SPSS (a)                                              105,200       2,320,975
   Structural Dynamics Research (a)                      131,200       1,312,000
   Tecnomatix Technologies (a)                            10,000          52,500
   West Teleservices (a)                                   5,000         140,625
   Wind River Systems (a)                                 12,100         412,913
                                                                    ------------
                                                                      29,543,995
                                                                    ------------
Telecommunication -0.5%
   MCK Communications (a)                                  5,000          42,187
   Plantronics (a)                                        34,100       1,602,700
   REMEC (a)                                             130,200       1,253,175
   Technical Communications (a),(c)                      106,700         200,063
   Technitrol                                             32,800       1,348,900
   Visual Networks (a)                                     1,000           3,250
                                                                    ------------
                                                                       4,450,275
                                                                    ------------
Total (Cost $82,675,052)                                             101,417,317
                                                                    ============

Miscellaneous -- 5.0%
Total (Cost $36,661,672)                                              38,922,663
                                                                    ============

TOTAL COMMON STOCKS
   (Cost $493,300,739)                                               676,247,889
                                                                    ============

PREFERRED STOCKS -- 0.5%
   Pioneer-Standard Electronics
      6.75% Conv                                          80,000       3,200,000
   SVB Capital I 8.25%                                    20,000         410,000
                                                                    ------------

TOTAL PREFERRED STOCKS
   (Cost $4,315,000)                                                   3,610,000
                                                                    ============


                                         THE ROYCE FUNDS ANNUAL REPORT 2000 | 23

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                  PRINCIPAL
                                                    AMOUNT            VALUE
                                                    ------            -----

CORPORATE BONDS -- 1.1%
CHARMING SHOPPES 7.50% Conv
   Sub. Note due 7/15/06                         $ 3,694,000      $   3,509,300
Dixie Group 7.00% Conv. Sub.
   Deb. due 5/15/12                                  681,000            389,872
FirstWorld Communications
   0% (Step)(e) Sr. Note due 4/15/08               4,515,000            406,350
MSC.Software 7.875% Conv. Sub.
   Deb. due 8/18/04                                2,765,000          2,395,181
Richardson Electronics 7.25%
   Conv. Sub. Deb. due 12/15/06                    1,319,000          1,137,638
Sunglass Hut International
   5.25% Conv. Sub. Note due
   6/15/03                                           500,000            374,375
                                                                  -------------
TOTAL CORPORATE BONDS
   (Cost $10,257,462)                                                 8,212,716
                                                                  =============

U.S. TREASURY OBLIGATIONS -- 5.7%
U.S. Treasury Note
   4.875%, due 3/31/01
   (Cost $44,922,656)                            $45,000,000         44,866,350
                                                                  =============

REPURCHASE AGREEMENT -- 6.5%
State Street Bank & Trust Company,
   5.50% dated 12/29/00, due
   1/2/01, maturity value $51,234,291
   (collateralized by U.S. Treasury
   Bonds, 7.875% due 2/15/21,
   valued at $52,229,110)
   (Cost $51,203,000)                                                51,203,000
                                                                  =============

TOTAL INVESTMENTS -- 100.1%
   (Cost $603,998,857)                                              784,139,955
LIABILITIES LESS CASH
   AND OTHER ASSETS -- (0.1)%                                          (877,593)
                                                                  -------------
NET ASSETS -- 100.0%                                              $ 783,262,362
                                                                  =============

--------------------------------------------------------------------------------
(a)   Non-income producing.
(b)   American Depository Receipt.
(c) At December 31, 2000, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.
(d) A security for which market quotations are no longer readily available represents 0.29% of net assets. This security has been valued at its fair value under procedures established by the Fund's Board of Directors.
(e)   Coupon rate of 0% to 4/2003; thereafter 13%.
+     New Additions in 2000.
      BOLD INDICATES THE FUND'S LARGEST 20 EQUITY HOLDINGS IN TERMS OF DECEMBER 31, 2000 MARKET VALUE.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $606,707,342. At December 31, 2000, net unrealized appreciation for all securities was $177,432,613, consisting of aggregate gross unrealized appreciation of $217,942,983 and aggregate gross unrealized depreciation of $40,510,370. The Fund designated $36,173,409 as a capital gain dividend for the purpose of the dividend paid deduction.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


24 | THE ROYCE FUNDS ANNUAL REPORT 2000

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments at value (identified cost $552,795,857)                                                                   $ 732,936,955
Repurchase agreement (at cost and value)                                                                                 51,203,000
Receivable for investments sold                                                                                           4,345,652
Receivable for dividends and interest                                                                                     1,473,919
Prepaid expenses                                                                                                             27,343
------------------------------------------------------------------------------------------------------------------------------------
    Total Assets                                                                                                        789,986,869
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                                                                         5,389,820
Payable for investment advisory fee                                                                                         770,274
Preferred dividends accrued but not yet declared                                                                            266,223
Accrued expenses and other liabilities                                                                                      298,190
------------------------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                                                                     6,724,507
------------------------------------------------------------------------------------------------------------------------------------
    Net Assets                                                                                                        $ 783,262,362
====================================================================================================================================
Net Assets applicable to Preferred Stock at a liquidation value of $25 per share                                      $ 160,000,000
====================================================================================================================================
Net Assets applicable to Common Stock (net asset value per share - $16.56)                                            $ 623,262,362
====================================================================================================================================
SUMMARY OF STOCKHOLDERS' EQUITY:
7.80% Cumulative Preferred Stock - par value $0.001 per share; 2,400,000 shares outstanding                           $       2,400
7.30% Tax-Advantaged Cumulative Preferred Stock - par value $0.001 per share; 4,000,000 shares outstanding                    4,000
Common Stock-par value $0.001 per share; 37,634,520 shares outstanding (150,000,000 shares authorized)                       37,635
Additional paid-in capital                                                                                              584,485,267
Undistributed net investment income                                                                                       4,909,558
Accumulated net realized gain on investments                                                                             13,948,627
Net unrealized appreciation on investments                                                                              180,141,098
Preferred dividends accrued but not yet declared                                                                           (266,223)
------------------------------------------------------------------------------------------------------------------------------------
    Net Assets                                                                                                        $ 783,262,362
------------------------------------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   Year ended         Year ended
                                                                                  December 31,       December 31,
                                                                                      2000               1999
                                                                                 -------------      -------------
INVESTMENT OPERATIONS:
    Net investment income                                                        $   6,912,303      $   7,312,087
    Net realized gain on investments                                                58,270,139         61,397,109
    Net change in unrealized appreciation on investments                            34,769,579         (2,262,846)
------------------------------------------------------------------------------------------------------------------
       Net increase in net assets from investment operations                        99,952,021         66,446,350
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
     Net investment income                                                          (1,075,514)        (1,338,166)
     Net realized gain on investments                                              (10,904,486)       (10,641,834)
------------------------------------------------------------------------------------------------------------------
       Total distributions to Preferred Stockholders                               (11,980,000)       (11,980,000)
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
     Net investment income                                                          (4,781,175)        (5,152,339)
     Net realized gain on investments                                              (48,640,033)       (40,974,216)
------------------------------------------------------------------------------------------------------------------
       Total distributions to Common Stockholders                                  (53,421,208)       (46,126,555)
------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
    Reinvestment of distributions to Common Stockholders                            35,783,120         27,625,539
------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                                          70,333,933         35,965,334
NET ASSETS:
    Beginning of year                                                              712,928,429        676,963,095
------------------------------------------------------------------------------------------------------------------
    End of year (including undistributed net investment income of $4,909,558
       and $4,175,310, respectively)                                             $ 783,262,362      $ 712,928,429
=================================================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                         THE ROYCE FUNDS ANNUAL REPORT 2000 | 25

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS YEAR ENDED                             DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
    Dividends                                                      $ 10,047,691
    Interest                                                          5,242,984
--------------------------------------------------------------------------------
Total income                                                         15,290,675
--------------------------------------------------------------------------------
Expenses:
    Investment advisory fees                                          7,847,835
    Administrative and office facilities expenses                       304,018
    Stockholder reports                                                 246,307
    Custodian and transfer agent fees                                   218,247
    Professional fees                                                    72,158
    Directors' fees                                                      68,383
    Other expenses                                                      127,048
--------------------------------------------------------------------------------
Total expenses                                                        8,883,996
Fees waived by investment adviser                                      (505,624)
--------------------------------------------------------------------------------
Net expenses                                                          8,378,372
--------------------------------------------------------------------------------
Net investment income                                                 6,912,303
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                     58,270,139
Net change in unrealized appreciation on investments                 34,769,579
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                      93,039,718
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS              $ 99,952,021
================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


26 | THE ROYCE FUNDS ANNUAL REPORT 2000

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

                                                                                  Years ended December 31,
                                                       -----------------------------------------------------------------------------
                                                          2000            1999            1998           1997             1996
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $     15.77     $     15.72     $     16.91     $     14.32     $     13.56
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS(a):
     Net investment income                                    0.18            0.26            0.17            0.21            0.26
     Net realized and unrealized gain on investments          2.58            1.65            0.67            3.85            1.92
------------------------------------------------------------------------------------------------------------------------------------
       Total investment operations                            2.76            1.91            0.84            4.06            2.18
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
     Net investment income                                   (0.03)          (0.04)          (0.03)          (0.03)          (0.01)
     Net realized gain on investments                        (0.30)          (0.32)          (0.26)          (0.15)          (0.06)
------------------------------------------------------------------------------------------------------------------------------------
       Total distributions to Preferred Stockholders         (0.33)          (0.36)          (0.29)          (0.18)          (0.07)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
     Net investment income                                   (0.13)          (0.15)          (0.16)          (0.19)          (0.15)
     Net realized gain on investments                        (1.35)          (1.22)          (1.38)          (1.02)          (1.00)
------------------------------------------------------------------------------------------------------------------------------------
       Total distributions to Common Stockholders            (1.48)          (1.37)          (1.54)          (1.21)          (1.15)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
     Effect of reinvestment of distributions by
      Common Stockholders                                    (0.16)          (0.13)          (0.09)          (0.08)          (0.11)
     Effect of Preferred Stock offerings                        --              --           (0.11)             --           (0.09)
------------------------------------------------------------------------------------------------------------------------------------
       Total capital stock transactions                      (0.16)          (0.13)          (0.20)          (0.08)          (0.20)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD(a)                      $     16.56     $     15.77     $     15.72     $     16.91     $     14.32
====================================================================================================================================
MARKET VALUE, END OF PERIOD                            $    14.438     $    13.063     $    13.750     $    15.063     $    12.625
====================================================================================================================================
TOTAL RETURN (b):
Net Asset Value (a)                                           16.6%           11.7%            3.3%           27.5%           15.5%
Market Value                                                  22.7%            5.7%            1.5%           28.8%           16.3%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
  COMMON STOCKHOLDERS:
Total expenses (c,d)                                          1.43%           1.39%           1.31%           1.12%           1.28%
     Management fee expense                                   1.25%           1.18%           1.10%           0.39%           0.39%
     Interest expense                                           --              --              --            0.45%           0.64%
     Other operating expenses                                 0.18%           0.21%           0.21%           0.28%           0.25%
Net investment income                                         1.18%           1.47%           1.11%           1.53%           1.27%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)               $   783,262     $   712,928     $   676,963     $   554,231     $   441,837
Portfolio Turnover Rate                                         36%             41%             43%             29%             34%
PREFERRED STOCK:
Total shares outstanding                                 6,400,000       6,400,000       6,400,000       2,400,000       2,400,000
Asset coverage per share                               $    122.38     $    111.40     $    105.78     $    165.51     $    120.15
Liquidation preference per share                       $     25.00     $     25.00     $     25.00     $     25.00     $     25.00
Average market value per share:
     7.80% Cumulative (e)                              $     23.44     $     24.98     $     25.91     $     25.70     $     25.20
     7.30% Tax-Advantaged Cumulative (e)               $     22.35     $     24.24     $     25.43              --              --
NOTES:
Total amount outstanding (in thousands)                         --              --              --     $    27,801     $    40,000
Asset coverage per note                                         --              --              --     $  2,090.89     $  1,201.51
Average market value per note (e)                               --              --              --     $    107.69     $    100.68

================================================================================
(a) Through December 31, 1997, Net Asset Value per share, Net Asset Value Total Returns and Income from Investment Operations were calculated assuming that the then outstanding convertible notes had been fully converted, except when the effect of doing so resulted in a higher Net Asset Value per share than would have been calculated without such assumption. If it were not assumed that the Notes had been converted, the Net Asset Value per share would have been increased by $0.31 and $0.17 at December 31, 1997 and 1996, respectively.
(b) The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions.
(c) Expense ratios based on total average net assets were 1.12%, 1.06%, 1.06%, 0.99% and 1.20% for the periods ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.
(d) Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.51%, 1.48%, 1.34%, 1.14% and 1.31% for the periods ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.
(e)   The average of month-end market values during the period.


                                         THE ROYCE FUNDS ANNUAL REPORT 2000 | 27

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Summary of Significant Accounting Policies:

      Royce Value Trust, Inc. ("the Fund") was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:

      Securities listed on an exchange or on the Nasdaq National Market System
(NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:

      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:

      The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund's Directors to defer the receipt of all or a portion of Directors' Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:

      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

Distributions:

      The Fund currently has a policy of paying quarterly distributions on the Fund's Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund's Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:

      The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.


28 | THE ROYCE FUNDS ANNUAL REPORT 2000

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

Capital Stock:

      The Fund currently has two issues of Preferred Stock outstanding: 7.80% Cumulative Preferred Stock and 7.30% Tax-Advantaged Cumulative Preferred Stock. Both issues of Preferred Stock have a liquidation preference of $25.00 per share.

      Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody's, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing Preferred Stock.

      The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that dividends are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.

      The Fund issued 2,562,739 and 2,191,520 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2000 and 1999, respectively.

Investment Advisory Agreement:

      As compensation for its services under the Investment Advisory Agreement, Royce & Associates, Inc. ("Royce") receives a fee comprised of a Basic Fee ("Basic Fee") and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600 SmallCap Index ("S&P 600").

      The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the month-end net assets of the Fund for the applicable performance period.

      The performance period for each month will be from July 1, 1996 to the most recent month-end, until the Investment Advisory Agreement has been in effect for 60 full calendar months, when it will become a rolling 60-month period ending with the most recent calendar month.

      The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

      Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund's investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

      Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund's Preferred Stock for any month in which the Fund's average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock dividend rate.

      For the year ended December 31, 2000, the Fund accrued and paid Royce advisory fees totaling $7,342,211, which is net of $505,624 voluntarily waived by Royce.

Purchases and Sales of Investment Securities:

      For the year ended December 31, 2000, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $260,650,703 and $323,793,959, respectively.


                                         THE ROYCE FUNDS ANNUAL REPORT 2000 | 29

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

Transactions in Shares of Affiliated Companies:

      An "Affiliated Company", as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company's outstanding voting securities. The Fund effected the following transactions in shares of such companies during the year ended December 31, 2000:

==================================================================================================================
                                 Purchases                Sales
                             ----------------      ------------------

   Affiliated Company        Shares      Cost      Shares        Cost       Realized Gain (Loss)   Dividend Income
   ------------------        ------      ----      ------        ----       --------------------   ---------------
Open Plan Systems             53,300   $105,860      31,600   $  299,575          ($236,375)               --

Peerless Mfg                      --         --          --           --                 --           $39,650

RockShox                   1,040,400   $487,688   1,060,400   $2,442,544        ($1,614,732)               --

Technical Communications          --         --          --           --                 --                --

==================================================================================================================

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Board of Directors and Stockholders of Royce Value Trust, Inc.

      We have audited the accompanying statement of assets and liabilities of Royce Value Trust, Inc., including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1997 were audited by other auditors whose report dated February 10, 1998 expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Value Trust, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                        TAIT, WELLER & BAKER

Philadelphia, PA
January 18, 2001


30 | THE ROYCE FUNDS ANNUAL REPORT 2000

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - 88.8%

                                                       SHARES          VALUE
                                                       ------          -----
Consumer Products - 10.6%
Apparel and Shoes - 2.8%
  +Delta Apparel                                       111,800      $ 1,502,312
   Garan                                                46,700        1,091,612
   Kleinert's (a),(d)                                   14,200          170,400
   Oshkosh B'Gosh Cl. A                                 75,800        1,402,300
   Weyco Group                                          68,400        1,650,150
                                                                    ------------
                                                                      5,816,774
                                                                    ------------
Collectibles - 0.8%
  +The Boyds Collection (a)                            149,000        1,387,563
   Enesco Group                                         32,700          153,281
                                                                    ------------
                                                                      1,540,844
                                                                    ------------
Food/Beverage/Tobacco - 1.7%
   800 JR CIGAR (a),(d)                                193,000        2,509,000
   Smithfield Companies (The) (c)                      148,400          918,225
                                                                    ------------
                                                                      3,427,225
                                                                    ------------
Home Furnishing/Appliances - 1.8%
   Bassett Furniture Industries                         92,600        1,041,750
   Lifetime Hoan                                       120,054          870,391
   Mikasa                                               99,400        1,621,463
   Mity Enterprises (a)                                 21,300          130,462
                                                                    ------------
                                                                      3,664,066
                                                                    ------------
Publishing - 0.1%
   Marvel Enterprises (a)                               87,700          126,069
   Topps Company (The) (a)                              21,000          192,938
                                                                    ------------
                                                                        319,007
                                                                    ------------
Sports and Recreation - 0.9%
   Allen Organ Cl. B                                     1,600           84,800
   Johnson Outdoors Cl. A (a)                          130,700          767,862
   Meade Instruments (a)                               139,700          916,781
                                                                    ------------
                                                                      1,769,443
                                                                    ------------
Other Consumer Products - 2.5%
   Koala Corporation (a)                                80,000          680,000
   Lazare Kaplan International (a)                     192,700          975,544
   MATTHEWS INTERNATIONAL CL. A                         81,000        2,556,563
   Velcro Industries                                    81,500          855,750
                                                                    ------------
                                                                      5,067,857
                                                                    ------------
Total (Cost $16,113,679)                                             21,605,216
                                                                    ============
Consumer Services - 3.8%
Direct Marketing - 0.1%
   Lillian Vernon                                        8,000           56,000
                                                                    ------------
Leisure/Entertainment - 0.3%
   +Cheap Tickets (a)                                   72,900          710,775
                                                                    ------------
Restaurants/Lodgings - 0.1%
   Chart House Enterprises (a)                          20,000           81,250
   Diedrich Coffee (a)                                 129,400           36,394
                                                                    ------------
                                                                        117,644
                                                                    ------------
Retail Stores - 3.3%
   Brookstone (a)                                       23,000          281,750
   Buckle (The) (a)                                     66,500        1,167,906
   Cato Cl. A                                          100,000        1,375,000
   Dress Barn (The) (a)                                 21,700          629,300
   Finish Line (The) Cl. A (a)                         115,000          679,219
   Stein Mart (a)                                       76,400          888,150
   Suzy Shier (a)                                      222,300          592,681
   Urban Outfitters (a)                                166,000        1,317,625
                                                                    ------------
                                                                      6,931,631
                                                                    ------------
Total (Cost $7,006,554)                                               7,816,050
                                                                    ============
Financial Intermediaries - 9.2%
Banking - 0.6%
   First Midwest Financial                               1,000           11,000
   HomeFed (a)                                       1,108,521          942,243
   Queen City Investments                                  948          343,176
                                                                    ------------
                                                                      1,296,419
                                                                    ------------
Closed End Funds - 0.2%
   Central Fund of Canada Cl. A                        140,000          446,250
                                                                    ------------
Insurance - 8.4%
   Capitol Transamerica                                 84,165        1,046,802
   GAINSCO                                              25,000           65,625
   Highlands Insurance Group (a)                        78,700          708,300
  +IPC Holdings (a)                                     80,600        1,692,600
   Independence Holding                                 36,630          494,505
   MEDICAL ASSURANCE (a)                               139,500        2,327,906
   NYMAGIC                                             125,200        2,363,150
   Navigators Group (a)                                114,400        1,522,950
   PICO Holdings (a)                                     1,000           12,437
   PMA Capital Cl. A                                    57,109          985,130
   PXRE Group                                           85,164        1,442,465
   Philadelphia Consolidated Holding (a)                54,200        1,673,425
   TRENWICK GROUP                                       73,850        1,832,403
   Wellington Underwriting                             444,712          871,121
                                                                    ------------
                                                                     17,038,819
                                                                    ------------
Total (Cost $13,800,375)                                             18,781,488
                                                                    ============
Financial Services - 2.8%
Information and Processing - 0.2%
   BARRA (a)                                             8,925          420,591
                                                                    ------------
Insurance Brokers - 2.0%
   BLANCH (E.W.) HOLDINGS                              103,700        1,808,269
   Clark/Bardes Holdings (a)                            68,700          695,588
   CorVel (a)                                           12,500          432,812
   Hilb, Rogal & Hamilton                               30,300        1,208,213
                                                                    ------------
                                                                      4,144,882
                                                                    ------------
Other Financial Services - 0.6%
  +Profit Recovery Group International (a)             180,000        1,147,500
                                                                    ------------
Total (Cost $4,693,032)                                               5,712,973
                                                                    ============
Health - 6.2%
Commercial Services - 1.4%
   ICON ADR (a),(b)                                      1,000           17,125
   PAREXEL International (a)                           144,400        1,561,325
   Young Innovations (a)                                65,900        1,268,575
                                                                    ------------
                                                                      2,847,025
                                                                    ------------


                                         THE ROYCE FUNDS ANNUAL REPORT 2000 | 31

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                       ------          -----
Health (continued)
Drugs and Biotech - 3.5%
  +Antigenics (a)                                       59,000      $   652,687
   Aurora Biosciences (a)                                4,800          150,900
   BIORELIANCE (a)                                     135,800        1,799,350
   Cephalon (a)                                          7,000          443,188
   Geron (a)                                             6,000           92,625
  +Lexicon Genetics (a)                                 17,000          282,625
   Myriad Genetics (a)                                  18,000        1,489,500
  +Organogenesis (a)                                    81,200          729,988
   ViroPharma (a)                                       21,000          304,172
   Visible Genetics (a)                                 29,500        1,113,625
                                                                    -----------
                                                                      7,058,660
                                                                    -----------
Health Services - 0.3%
  +DIANON Systems (a)                                   15,500          680,062
                                                                    -----------
Personal Care - 0.6%
  +Ocular Sciences (a)                                 103,800        1,206,675
                                                                    -----------
Surgical Products and Devices - 0.4%
   Allied Healthcare Products (a)                      102,200          300,213
   Biopure Corporation Cl. A (a)                        10,000          200,000
   NMT Medical (a)                                      91,100          105,334
   Orthofix International (a)                           12,000          229,500
                                                                    -----------
                                                                        835,047
                                                                    -----------
Total (Cost $8,480,445)                                              12,627,469
                                                                    ============
Industrial Products - 14.0%
Building Systems and Components - 2.9%
   Falcon Products                                     122,700          973,931
   LSI Industries                                       25,900          529,331
   Mueller (Paul)                                       16,650          445,387
   SIMPSON MANUFACTURING (a)                            42,600        2,172,600
   Skyline                                              32,100          607,894
   Thor Industries                                      59,300        1,171,175
                                                                    -----------
                                                                      5,900,318
                                                                    -----------
Construction Materials - 3.3%
   ASH GROVE CEMENT COMPANY                             20,000        2,050,000
   FLORIDA ROCK INDUSTRIES                              55,000        2,151,875
   Monarch Cement                                       50,410          882,175
   Puerto Rican Cement Company                          58,700        1,731,650
                                                                    -----------
                                                                      6,815,700
                                                                    -----------
Industrial Components - 1.1%
   PENN ENGINEERING & MANUFACTURING                     39,700        1,399,425
   PENN ENGINEERING & MANUFACTURING
      CL. A                                             15,400          478,363
   Scientific Technologies                              10,700           84,262
   Woodhead Industries                                  10,000          196,250
                                                                    -----------
                                                                      2,158,300
                                                                    -----------
Industrial OEM - 0.3%
   +Excel Technology (a)                                28,600          570,659
                                                                    -----------
Machinery - 0.1%
   Atchison Casting (a)                                 58,600          164,813
                                                                    -----------
Paper and Packaging - 0.8%
   Liqui-Box                                            13,100          487,975
  +Peak International (a)                              120,000          637,500
   Tuscarora                                            32,500          430,625
                                                                    -----------
                                                                      1,556,100
                                                                    -----------
Pumps, Valves and Bearings - 1.7%
   Denison International ADR (a),(b)                   113,500        1,688,312
   NN                                                   80,500          744,625
   Sun Hydraulics                                      152,550        1,010,644
                                                                    -----------
                                                                      3,443,581
                                                                    -----------
Specialty Chemicals and Materials - 1.4%
   Aceto                                                58,421          525,789
   Balchem                                              10,000          132,500
   CFC International (a)                               144,700          669,238
   Hawkins Chemical                                    122,667        1,027,336
   Synalloy Corporation                                 95,700          454,575
                                                                    -----------
                                                                      2,809,438
                                                                    -----------
Textiles - 0.5%
   Fab Industries                                       76,400        1,012,300
                                                                    -----------
Other Industrial Products - 1.9%
   BHA GROUP HOLDINGS                                  126,915        1,776,810
   CompX International  Cl. A                           52,700          471,006
   Landauer                                             32,300          589,475
   Maxwell Technologies (a)                             20,000          298,750
   Myers Industries                                     57,704          836,708
                                                                    -----------
                                                                      3,972,749
                                                                    -----------
Total (Cost $22,182,302)                                             28,403,958
                                                                    ===========
Industrial Services - 12.1%
Commercial Services - 4.0%
   aaiPharma (a)                                        57,000          580,687
  +CDI Corporation (a)                                  42,200          617,175
   Carlisle Holdings (a)                               128,400          898,800
   Cordiant Communications Group ADR (b)                 7,000          137,375
   Edgewater Technology (a)                             55,000          357,500
   Exponent (a)                                         63,200          604,350
   Marketing Specialists (a)                           155,000           38,750
   New Horizons Worldwide (a)                          116,500        1,616,438
   On Assignment (a)                                    30,000          855,000
   Open Plan Systems (a)                                31,600           51,350
   RemedyTemp Cl. A (a)                                 67,700          524,675
   Tyler Technologies (a)                              328,200          553,837
  +Wackenhut Corrections (a)                           184,800        1,362,900
                                                                    -----------
                                                                      8,198,837
                                                                    -----------
Engineering and Construction - 0.7%
   Sevenson Environmental Services                     137,632        1,479,544
                                                                    -----------
Food/Tobacco Processors - 1.9%
   Farmer Bros                                           4,000          830,000
   Midwest Grain Products                              121,122        1,059,818
   SENECA FOODS CL. A (a)                               15,000          213,750
   SENECA FOODS CL. B (a)                               39,200          575,750
                                                                    -----------


32 | THE ROYCE FUNDS ANNUAL REPORT 2000

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                       ------          -----
Industrial Services (continued)
Food/Tobacco Processors (continued)
   Standard Commercial                                 166,755      $ 1,136,018
                                                                    -----------
                                                                      3,815,336
                                                                    -----------
Industrial Distribution - 0.1%
 Lawson Products                                        10,000          271,875
                                                                    -----------
Printing - 1.6%
  +Bowne & Co.                                         110,000        1,161,875
   Ennis Business Forms                                 36,200          266,975
   New England Business Service                         84,500        1,542,125
   Schawk Cl. A                                         26,300          230,125
                                                                    -----------
                                                                      3,201,100
                                                                    -----------
Transportation and Logistics - 3.8%
   AirNet Systems (a)                                  210,200          801,388
   Aramex International (a)                             78,600          697,575
   EGL (a)                                              42,100        1,007,769
   Forward Air (a)                                      36,800        1,373,100
  +Fritz Companies (a)                                 150,000          909,375
   Frozen Food Express Industries (a)                  107,500          211,641
   Kenan Transport                                      34,800          854,775
   Knight Transportation (a)                            57,700        1,110,725
   Pittston Brink's Group                               39,365          782,379
                                                                    -----------
                                                                      7,748,727
                                                                    -----------
Total (Cost $23,028,193)                                             24,715,419
                                                                    ===========
Natural Resources - 10.9%
Energy Services - 3.9%
   CARBO CERAMICS                                       52,600        1,969,212
   Dril-Quip (a)                                        21,100          721,356
   GulfMark Offshore (a)                                49,600        1,407,400
   Input/Output (a)                                    166,100        1,692,144
   Lufkin Industries                                    25,000          448,437
   MarkWest Hydrocarbon (a)                             15,200          171,000
   Peerless Mfg                                         21,600          334,800
   Willbros Group (a)                                  181,900        1,159,613
                                                                    -----------
                                                                      7,903,962
                                                                    -----------
Gold - 0.3%
   MK Gold (a)                                         603,700          584,834
                                                                    -----------
Oil and Gas - 6.0%
   BONAVISTA PETROLEUM (a)                             105,000        2,197,561
   DENBURY RESOURCES (a)                               239,200        2,631,200
   Evergreen Resources (a)                              20,000          772,500
  +NATCO Group Cl. A (a)                                90,400          745,800
   PETROCORP (a)                                       203,200        1,955,800
   PURE RESOURCES (a)                                  125,724        2,545,911
  +3TEC Energy (a)                                      80,000        1,420,000
                                                                    -----------
                                                                     12,268,772
                                                                    -----------
Real Estate - 0.7%
   Liberte Investors                                   357,500        1,050,156
   Patriot Transportation Holding (a)                   27,700          415,500
                                                                    -----------
                                                                      1,465,656
                                                                    -----------
Total (Cost $12,496,262)                                             22,223,224
                                                                    ===========
Technology - 14.0%
Aerospace/Defense - 3.3%
   Curtiss-Wright                                       33,900        1,576,350
   DUCOMMUN (a)                                        165,200        1,827,525
  +HEICO Corporation                                    75,000        1,171,875
  +HEICO Corporation Cl. A                               7,500           87,188
   Herley Industries (a)                                50,000          831,250
   Special Metals (a)                                  228,800          572,000
   Woodward Governor                                    15,300          684,675
                                                                    -----------
                                                                      6,750,863
                                                                    -----------
Components and Systems - 3.2%
   CSP (a)                                             117,581          352,743
   Kronos (a)                                           42,500        1,314,844
   MOCON                                                65,000          422,500
   Perceptron (a)                                      155,300          232,950
   Performance Technologies (a)                         24,750          337,219
   Printronix (a)                                       25,000          175,781
   Rainbow Technologies (a)                             30,600          483,862
   SBS Technologies (a)                                 53,200        1,592,675
   SIPEX Corporation (a)                                20,000          478,750
  +T/R Systems (a)                                     106,100          676,388
   TransAct Technologies (a)                            68,200          358,050
                                                                    -----------
                                                                      6,425,762
                                                                    -----------
Distribution - 1.6%
   Kent Electronics (a)                                 35,500          585,750
  +Pioneer-Standard Electronics                         57,000          627,000
   RICHARDSON ELECTRONICS                              146,600        2,015,750
                                                                    -----------
                                                                      3,228,500
                                                                    -----------
Internet Services - 0.3%
  +internet.com (a)                                     94,300          559,906
   Online Resources & Communications (a)                35,000           70,000
  +SeraNova                                              5,000           11,250
                                                                    -----------
                                                                        641,156
                                                                    -----------
IT Services - 0.8%
   Analysts International                              160,000          610,000
   CACI International Cl. A (a)                          5,000          115,078
   Metro Information Services (a)                       40,000          230,000
   SCB Computer Technology (a)                          50,000           15,000
   Syntel (a)                                          106,300          611,225
                                                                    -----------
                                                                      1,581,303
                                                                    -----------
Semiconductors and Equipment - 2.2%
   Aetrium (a)                                          10,000           27,500
  +ESS Technology (a)                                  138,600          710,325
   Elamex (a)                                           70,200           92,138
   Electroglas (a)                                      62,500          957,031
   Exar (a)                                             17,000          526,734
   Helix Technology                                      9,500          224,883
   Intevac (a)                                         111,450          348,281
   PCD (a)                                             140,600          852,387
   Photronics (a)                                       29,750          697,266
   Robotic Vision Systems (a)                           20,000           55,000
   Xicor (a)                                            25,000           84,375
                                                                    -----------
                                                                      4,575,920
                                                                    -----------
Software - 2.5%
   Aladdin Knowledge Systems (a)                        27,300          102,375
   ANSYS (a)                                           100,100        1,126,125
   Applix (a)                                           20,000           50,000


                                         THE ROYCE FUNDS ANNUAL REPORT 2000 | 33

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                        SHARES         VALUE
                                                        ------         -----
Technology (continued)
Software (continued)
   iGate Capital (a)                                    15,200     $     43,700
   Integral Systems (a)                                 58,300          816,200
   JDA Software Group (a)                               87,600        1,144,275
   MSC.Software (a)                                     99,700          782,645
   SPSS (a)                                             45,700        1,008,256
                                                                   ------------
                                                                      5,073,576
                                                                   ------------
Telecommunication - 0.1%
   Globecomm Systems (a)                                20,000          147,500
   REMEC (a)                                            17,400          167,475
                                                                   ------------
                                                                        314,975
                                                                   ------------
Total (Cost $25,646,285)                                             28,592,055
                                                                   ============
Utilities -- 0.3%
   EnergySouth                                          30,200          634,200
                                                                   ------------
Total (Cost $592,891)                                                   634,200
                                                                   ============
Miscellaneous -- 4.9%
Total (Cost $10,416,699)                                              9,998,225
                                                                   ============
TOTAL COMMON STOCKS
   (Cost $144,456,717)                                              181,110,277
                                                                   ============
PREFERRED STOCK -- 0.5%
   Seneca Foods Conv. a
   (Cost $943,607)                                      75,409        1,055,726
                                                                   ============

                                                     PRINCIPAL
                                                      AMOUNT          VALUE
                                                      ------          -----
CORPORATE BOND -- 0.3%
   MSC.Software 7.875% Conv
      Sub. Deb. due 8/18/04
   (Cost $593,250)                                  $  700,000     $    606,375
                                                                   ============
U.S. TREASURY OBLIGATIONS -- 9.4%
U.S. Treasury Notes
   4.875%, due 3/31/01                               9,000,000        8,973,270
   6.25%, due 8/31/02                                5,000,000        5,075,800
   6.00%, due 9/30/02                                5,000,000        5,063,300
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $18,983,749)                                                19,112,370
                                                                   ============
REPURCHASE AGREEMENT -- 1.5%
State Street Bank & Trust Company,
   5.50% dated 12/29/00, due
   1/2/01, maturity value $3,002,834
   (collateralized by U.S. Treasury
   Notes, 6.625% due 5/31/02,
   valued at $3,063,750)
   (Cost $3,001,000)                                                  3,001,000
                                                                   ============
TOTAL INVESTMENTS -- 100.5%
   (Cost $167,978,323)                                              204,885,748
LIABILITIES LESS CASH
   AND OTHER ASSETS -- (0.5%)                                        (1,065,919)
                                                                   ------------
NET ASSETS -- 100.0%                                               $203,819,829
                                                                   ============

================================================================================
(a)   Non-income producing.
(b)   American Depository Receipt.
(c) At December 31, 2000, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.
(d) Securities for which market quotations are no longer readily available represent 1.31% of net assets. These securities have been valued at their fair value under procedures established by the Fund's Board of Directors.
+     New Additions in 2000.
      BOLD INDICATES THE FUND'S LARGEST 20 EQUITY HOLDINGS IN TERMS OF DECEMBER 31, 2000 MARKET VALUE.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $168,402,557. At December 31, 2000, net unrealized appreciation for all securities was $36,483,191, consisting of aggregate gross unrealized appreciation of $50,277,757 and aggregate gross unrealized depreciation of $13,794,566. The Fund designated $18,156,894 as a capital gain dividend for the purpose of the dividend paid deduction.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


34 | THE ROYCE FUNDS ANNUAL REPORT 2000

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments at value (identified cost $164,977,323)                                                                   $ 201,884,748
Repurchase agreement (at cost and value)                                                                                  3,001,000
Cash                                                                                                                        179,379
Receivable for investments sold                                                                                             352,293
Receivable for dividends and interest                                                                                       464,146
Prepaid expenses                                                                                                              7,555
-----------------------------------------------------------------------------------------------------------------------------------
    Total Assets                                                                                                        205,889,121
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                                                                         1,742,962
Payable for investment advisory fee                                                                                         179,376
Preferred dividends accrued but not yet declared                                                                             68,889
Accrued expenses                                                                                                             78,065
-----------------------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                                                                     2,069,292
-----------------------------------------------------------------------------------------------------------------------------------
    Net Assets                                                                                                        $ 203,819,829
===================================================================================================================================
Net Assets applicable to Preferred Stock at a liquidation value of $25 per share                                      $  40,000,000
===================================================================================================================================
Net Assets applicable to Common Stock (net asset value per share - $10.14)                                            $ 163,819,829
===================================================================================================================================
SUMMARY OF STOCKHOLDERS' EQUITY:
7.75% Cumulative Preferred Stock - par value $0.001 per share; 1,600,000 shares outstanding                           $       1,600
Common Stock - par value $0.001 per share; 16,161,365 shares outstanding (150,000,000 shares authorized)                     16,161
Additional paid-in capital                                                                                              162,136,560
Accumulated net realized gain on investments                                                                              4,826,972
Net unrealized appreciation on investments                                                                               36,907,425
Preferred dividends accrued but not yet declared                                                                            (68,889)
    Net Assets                                                                                                        $ 203,819,829
===================================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                       Year ended       Year ended
                                                                                                      December 31,     December 31,
                                                                                                          2000             1999
                                                                                                     -------------    -------------
INVESTMENT OPERATIONS:
    Net investment income                                                                            $   1,226,568    $   1,592,653
    Net realized gain on investments                                                                    21,073,379       10,265,741
    Net change in unrealized appreciation on investments                                                (3,359,234)       8,091,588
-----------------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets from investment operations                                            18,940,713       19,949,982
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
    Net investment income                                                                                 (160,545)        (707,110)
    Net realized gain on investments                                                                    (2,939,455)      (2,392,890)
-----------------------------------------------------------------------------------------------------------------------------------
       Total distributions to Preferred Stockholders                                                    (3,100,000)      (3,100,000)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
    Net investment income                                                                               (1,224,282)        (834,803)
    Net realized gain on investments                                                                   (22,436,013)      (2,800,617)
-----------------------------------------------------------------------------------------------------------------------------------
       Total distributions to Common Stockholders                                                      (23,660,295)      (3,635,420)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
    Reinvestment of distributions to Common Stockholders                                                20,370,540        2,559,108
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                                                              12,550,958       15,773,670
NET ASSETS:
    Beginning of year                                                                                  191,268,871      175,495,201
-----------------------------------------------------------------------------------------------------------------------------------
    End of year (including undistributed net investment income of $0
       and $260,595, respectively)                                                                   $ 203,819,829    $ 191,268,871
===================================================================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                         THE ROYCE FUNDS ANNUAL REPORT 2000 | 35

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS                             YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
    Interest                                                       $  1,712,715
    Dividends                                                         1,688,882
--------------------------------------------------------------------------------
Total income                                                          3,401,597
--------------------------------------------------------------------------------
Expenses:
    Investment advisory fees                                          1,776,697
    Custodian and transfer agent fees                                   114,928
    Administrative and office facilities expenses                        83,263
    Stockholder reports                                                  73,678
    Professional fees                                                    38,777
    Directors' fees                                                      32,348
    Other expenses                                                       55,338
--------------------------------------------------------------------------------
Total expenses                                                        2,175,029
--------------------------------------------------------------------------------
Net investment income                                                 1,226,568
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                     21,073,379
Net change in unrealized appreciation on investments                 (3,359,234)
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                      17,714,145
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS              $ 18,940,713
================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


36 | THE ROYCE FUNDS ANNUAL REPORT 2000

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

                                                                                     Years ended December 31,
                                                            ------------------------------------------------------------------------
                                                                2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $     11.00    $     10.06    $     10.84    $      9.38     $    8.89
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income                                           0.09           0.12           0.13           0.17          0.09
   Net realized and unrealized gain (loss) on investments
    and foreign currency                                           1.23           1.35          (0.36)          2.61          1.32
------------------------------------------------------------------------------------------------------------------------------------
        Total investment operations                                1.32           1.47          (0.23)          2.78          1.41
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
   Net investment income                                          (0.01)         (0.05)         (0.06)         (0.02)           --
   Net realized gain on investments and foreign currency          (0.22)         (0.18)         (0.18)         (0.12)           --
------------------------------------------------------------------------------------------------------------------------------------
        Total distributions to Preferred Stockholders             (0.23)         (0.23)         (0.24)         (0.14)           --
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
   Net investment income                                          (0.09)         (0.06)         (0.07)         (0.16)        (0.10)
   Net realized gain on investments and foreign currency          (1.63)         (0.21)         (0.22)         (0.84)        (0.70)
------------------------------------------------------------------------------------------------------------------------------------
        Total distributions to Common Stockholders                (1.72)         (0.27)         (0.29)         (1.00)        (0.80)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
   Effect of reinvestment of distributions by Common
    Stockholders                                                  (0.23)         (0.03)         (0.02)         (0.06)        (0.12)
   Effect of Preferred Stock offering                                --             --             --          (0.12)           --
------------------------------------------------------------------------------------------------------------------------------------
        Total capital stock transactions                          (0.23)         (0.03)         (0.02)         (0.18)        (0.12)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $     10.14    $     11.00    $     10.06    $     10.84     $    9.38
====================================================================================================================================
MARKET VALUE, END OF PERIOD                                 $     8.625    $      9.00    $     8.875    $    10.125     $    8.25
====================================================================================================================================
TOTAL RETURN (a):
Net Asset Value                                                    10.9%          12.7%          (4.1)%         27.1%         16.6%
Market Value                                                       15.3%           4.5%          (9.4)%         35.0%         13.9%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Total expenses (b,c)                                               1.32%          1.27%          1.18%          0.83%         0.85%
   Management fee expense                                          1.08%          0.91%          0.80%          0.40%         0.47%
   Other operating expenses                                        0.24%          0.36%          0.38%          0.43%         0.38%
Net investment income                                              0.74%          1.20%          1.21%          1.77%         0.88%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                    $   203,820    $   191,269    $   175,495    $   182,362     $ 113,953
Portfolio Turnover Rate                                              49%            49%            44%            34%           51%
PREFERRED STOCK:
Total shares outstanding                                      1,600,000      1,600,000      1,600,000      1,600,000            --
Asset coverage per share                                    $    127.39    $    119.54    $    109.68    $    113.98            --
Liquidation preference per share                            $     25.00    $     25.00    $     25.00    $     25.00            --
Average market value per share (d)                          $     23.08    $     24.67    $     25.40    $     25.56            --

================================================================================
(a) The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions.
(b) Expense ratios based on total average net assets were 1.06%, 0.98%, 0.92%, 0.72% and 0.85% for the periods ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.
(c) Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.44% and 1.24% for the periods ended December 31, 1999 and 1998, respectively.
(d)   The average of month-end market values during the period.


                                         THE ROYCE FUNDS ANNUAL REPORT 2000 | 37

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Summary of Significant Accounting Policies:

      Royce Micro-Cap Trust, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on September 9, 1993 as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:

      Securities listed on an exchange or on the Nasdaq National Market System
(NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:

      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:

      The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund's Directors to defer the receipt of all or a portion of Directors' Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:

      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

Distributions:

      Distributions to Common Stockholders are recorded on the ex-dividend date and paid annually in December. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:

      The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.


38 | THE ROYCE FUNDS ANNUAL REPORT 2000

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

Capital Stock:

      The Fund currently has 1,600,000 shares of 7.75% Cumulative Preferred Stock outstanding. The stock has a liquidation preference of $25.00 per share.

      Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody's, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing the Preferred Stock.

      The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.

      The Fund issued 2,405,377 and 291,429 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2000 and 1999, respectively.

Investment Advisory Agreement:

      As compensation for its services under the Investment Advisory Agreement, Royce & Associates, Inc. ("Royce") receives a fee comprised of a Basic Fee ("Basic Fee") and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.

      The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the month-end net assets of the Fund for the rolling 36-month period ending with such month. The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

      Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to the Fund's Preferred Stock for any month in which the Fund's average annual NAV total return since issuance of the Preferred Stock fails to exceed the Preferred Stock's dividend rate.

      For the year ended December 31, 2000, the Fund accrued and paid Royce advisory fees totaling $1,776,697.

Purchases and Sales of Investment Securities:

      For the year ended December 31, 2000, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $98,389,766 and $97,677,704, respectively.

Transactions in Shares of Affiliated Companies:

      An "Affiliated Company", as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company's outstanding voting securities. The Fund effected the following transactions in shares of such companies during the year ended December 31, 2000:

==================================================================================================================
                                 Purchases                Sales
                             ----------------      ------------------

   Affiliated Company        Shares      Cost      Shares        Cost       Realized Gain (Loss)   Dividend Income
   ------------------        ------      ----      ------        ----       --------------------   ---------------
Smithfield Companies (The)     --         --         --           --                 --                $21,518

==================================================================================================================


                                         THE ROYCE FUNDS ANNUAL REPORT 2000 | 39

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors and Stockholders of Royce Micro-Cap Trust, Inc.

      We have audited the accompanying statement of assets and liabilities of Royce Micro-Cap Trust, Inc., including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1997 were audited by other auditors whose report dated February 10, 1998 expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Micro-Cap Trust, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.


                                        TAIT, WELLER & BAKER

Philadelphia, PA
January 18, 2001


40 | THE ROYCE FUNDS ANNUAL REPORT 2000

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2000
--------------------------------------------------------------------------------
COMMON STOCKS - 74.7%

                                                       SHARES          VALUE
                                                       ------          -----
Consumer Products - 1.3%
Sports and Recreation - 1.3%
   Oakley (a)                                           77,400     $  1,044,900
                                                                   ------------
Total (Cost $481,428)                                                 1,044,900
                                                                   ============
Consumer Services - 9.9%
Leisure/Entertainment - 2.1%
  +MONACO COACH (a)                                     95,500        1,689,156
                                                                   ------------
Retail Stores - 7.8%
   CHARMING SHOPPES (a)                                634,000        3,804,000
   Claire's Stores                                      38,000          681,625
  +CONSOLIDATED STORES (a)                             172,400        1,831,750
                                                                   ------------
                                                                      6,317,375
                                                                   ------------
Total (Cost $6,876,760)                                               8,006,531
                                                                   ============
Financial Intermediaries - 11.8%
Insurance - 11.8%
   MEDICAL ASSURANCE (a)                               154,555        2,579,137
   WHITE MOUNTAINS INSURANCE GROUP                      15,000        4,785,000
   ZENITH NATIONAL INSURANCE                            73,600        2,162,000
                                                                   ------------
Total (Cost $5,405,354)                                               9,526,137
                                                                   ============
Financial Services - 6.8%
Insurance Brokers - 4.5%
   BLANCH (E.W.) HOLDINGS                               93,500        1,630,406
   GALLAGHER (ARTHUR J.) & COMPANY                      32,000        2,036,000
                                                                   ------------
                                                                      3,666,406
                                                                   ------------
Investment Management - 2.3%
  +BKF CAPITAL GROUP                                    81,900        1,494,675
   Phoenix Investment Partners                          20,000          313,750
                                                                   ------------
                                                                      1,808,425
                                                                   ------------
Total (Cost $3,907,463)                                               5,474,831
                                                                   ============
Health - 3.3%
Surgical Products and Devices - 3.3%
   ARROW INTERNATIONAL                                  71,200        2,682,238
                                                                   ------------
Total (Cost $1,884,326)                                               2,682,238
                                                                   ============
Industrial Products - 13.0%
Building Systems and Components - 3.8%
   SIMPSON MANUFACTURING (a)                            40,000        2,040,000
  +Thor Industries                                      52,900        1,044,775
                                                                   ------------
                                                                      3,084,775
                                                                   ------------
Construction Materials - 3.9%
   FLORIDA ROCK INDUSTRIES                              80,000        3,130,000
                                                                   ------------
Machinery - 2.8%
   LINCOLN ELECTRIC HOLDINGS                           118,100        2,317,712
                                                                   ------------
Pumps, Valves and Bearings - 2.5%
  +ROPER INDUSTRIES                                     61,000        2,016,813
                                                                   ------------
Total (Cost $8,093,819)                                              10,549,300
                                                                   ============
Industrial Services - 11.0%
Commercial Services - 8.6%
  +ABM INDUSTRIES                                       76,800        2,352,000
   Carlisle Holdings (a)                               132,700          928,900
   Comdisco                                            105,400        1,205,512
  +SPHERION CORPORATION (a)                            218,500        2,471,781
                                                                   ------------
                                                                      6,958,193
                                                                   ------------
Engineering and Construction - 2.4%
   WASHINGTON GROUP INTERNATIONAL (a)                  235,600        1,928,975
                                                                   ------------
Total (Cost $9,075,536)                                               8,887,168
                                                                   ============
Natural Resources - 10.4%
Energy Services - 3.9%
   INPUT/OUTPUT (a)                                    255,500        2,602,906
   Nabors Industries (a)                                10,000          591,500
                                                                   ------------
                                                                      3,194,406
                                                                   ------------
Gold - 1.6%
   Anglogold ADR (b)                                    86,900        1,298,069
                                                                   ------------
Oil and Gas - 4.9%
  +Barrett Resources (a)                                10,000          568,125
   Tom Brown (a)                                        38,800        1,275,550
  +3TEC ENERGY (a)                                     120,000        2,130,000
                                                                   ------------
                                                                      3,973,675
                                                                   ------------
Total (Cost $5,137,053)                                               8,466,150
                                                                   ============
Technology - 7.2%
Aerospace/Defense - 1.8%
   Curtiss-Wright                                       30,300        1,408,950
                                                                   ------------
Components and Systems - 3.5%
  +Dionex (a)                                           10,000          345,000
  +Kronos (a)                                           46,500        1,438,594
   Zebra Technologies Cl. A (a)                         26,000        1,060,719
                                                                   ------------
                                                                      2,844,313
                                                                   ------------
Distribution - 1.9%
   RICHARDSON ELECTRONICS                              114,000        1,567,500
                                                                   ------------
Total (Cost $5,026,517)                                               5,820,763
                                                                   ============
TOTAL COMMON STOCKS
   (Cost $45,888,256)                                                60,458,018
                                                                   ============


                                         THE ROYCE FUNDS ANNUAL REPORT 2000 | 41

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT          VALUE
                                                       ------          -----
U.S. TREASURY OBLIGATIONS - 19.0%
U.S. Treasury Notes
   7.75%, due 2/15/01                               $5,000,000     $  5,009,350
   5.75%, due 10/31/02                               5,000,000        5,044,550
   7.25%, due 8/15/04                                5,000,000        5,345,300
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $15,179,687)                                                15,399,200
                                                                   ============
REPURCHASE AGREEMENT - 6.8%
State Street Bank & Trust Company,
   5.50% dated 12/29/00, due 1/2/01,
   maturity value $5,476,345
   (collateralized by U.S. Treasury Notes,
   6.50% due 2/28/02, valued at $5,587,432)
   (Cost $5,473,000)                                               $  5,473,000
                                                                   ============
TOTAL INVESTMENTS -- 100.5%
   (Cost $66,540,943)                                                81,330,218
LIABILITIES LESS CASH
   AND OTHER ASSETS -- (0.5)%                                          (396,895)
                                                                   ------------
NET ASSETS -- 100.0%                                               $ 80,933,323
                                                                   ============

--------------------------------------------------------------------------------
(a)   Non-income producing.
(b)   American Depository Receipt.
+     New Additions in 2000.
      BOLD INDICATES THE FUND'S LARGEST 20 EQUITY HOLDINGS IN TERMS OF DECEMBER 31, 2000 MARKET VALUE.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax puposes was $66,778,872. At December 31, 2000, net unrealized appreciation for all securities was $14,551,346, consisting of aggregate gross unrealized appreciation of $16,193,091 and aggregate gross unrealized depreciation of $1,641,745. The Fund designated $2,154,927 as a capital gain dividend for the purpose of the dividend paid deduction.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


42 | THE ROYCE FUNDS ANNUAL REPORT 2000

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments at value (identified cost $61,067,943)                                                                     $ 75,857,218
Repurchase agreement (at cost and value)                                                                                  5,473,000
Cash                                                                                                                            794
Receivable for investments sold                                                                                             316,270
Receivable for dividends and interest                                                                                       371,160
Prepaid expenses                                                                                                              2,681
-----------------------------------------------------------------------------------------------------------------------------------
    Total Assets                                                                                                         82,021,123
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                                                                           948,861
Payable for investment advisory fee                                                                                          48,979
Preferred dividends accrued but not yet declared                                                                             33,112
Accrued expenses                                                                                                             56,848
-----------------------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                                                                     1,087,800
----------------------------------------------------------------------------------------------------------------------------------
    Net Assets                                                                                                         $ 80,933,323
===================================================================================================================================
Net Assets applicable to Preferred Stock at a liquidation value of $25 per share                                       $ 20,000,000
===================================================================================================================================
Net Assets applicable to Common Stock (net asset value per share - $6.77)                                              $ 60,933,323
===================================================================================================================================
SUMMARY OF STOCKHOLDERS' EQUITY:
7.45% Cumulative Preferred Stock - par value $0.001 per share; 800,000 shares outstanding                              $        800
Common Stock - par value $0.001 per share; 8,998,905 shares outstanding (100,000,000 shares authorized)                       8,999
Additional paid-in capital                                                                                               64,390,214
Undistributed net investment income                                                                                         955,077
Accumulated net realized gain on investments                                                                                822,070
Net unrealized appreciation on investments                                                                               14,789,275
Preferred dividends accrued but not yet declared                                                                            (33,112)
-----------------------------------------------------------------------------------------------------------------------------------
    Net Assets                                                                                                         $ 80,933,323
===================================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                                                       Year ended       Year ended
                                                                                                      December 31,     December 31,
                                                                                                          2000             1999
                                                                                                      ------------     ------------
INVESTMENT OPERATIONS:
    Net investment income                                                                             $  1,043,797     $    690,366
    Net realized gain (loss) on investments                                                              5,191,596         (786,044)
    Net change in unrealized appreciation on investments                                                 5,798,144        5,599,612
-----------------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets from investment operations                                            12,033,537        5,503,934
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
    Net investment income                                                                                 (257,701)         (89,608)
    Net realized gain on investments                                                                    (1,232,299)      (1,400,392)
-----------------------------------------------------------------------------------------------------------------------------------
       Total distributions to Preferred Stockholders                                                    (1,490,000)      (1,490,000)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
    Net investment income                                                                                 (506,486)         (73,455)
    Net realized gain on investments                                                                    (2,412,246)      (1,147,941)
-----------------------------------------------------------------------------------------------------------------------------------
       Total distributions to Common Stockholders                                                       (2,918,732)      (1,221,396)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
    Reinvestment of distributions to Common Stockholders                                                 2,305,095          753,514
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                                                               9,929,900        3,546,052
NET ASSETS:
    Beginning of year                                                                                   71,003,423       67,457,371
-----------------------------------------------------------------------------------------------------------------------------------
    End of year (including undistributed net investment income
       of $955,077 and $690,366, respectively)                                                        $ 80,933,323     $ 71,003,423
===================================================================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                         THE ROYCE FUNDS ANNUAL REPORT 2000 | 43

STATEMENT OF OPERATIONS                            YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
    Interest                                                       $  1,189,522
    Dividends                                                           636,975
--------------------------------------------------------------------------------
Total income                                                          1,826,497
--------------------------------------------------------------------------------
Expenses:
    Investment advisory fees                                            742,044
    Custodian and transfer agent fees                                    75,123
    Stockholder reports                                                  47,222
    Professional fees                                                    30,557
    Administrative and office facilities expenses                        30,022
    Directors' fees                                                      19,658
    Other expenses                                                       38,075
--------------------------------------------------------------------------------
Total expenses                                                          982,701
Fees waived by investment adviser                                      (200,001)
--------------------------------------------------------------------------------
Net expenses                                                            782,700
--------------------------------------------------------------------------------
Net investment income                                                 1,043,797
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                      5,191,596
Net change in unrealized appreciation on investments                  5,798,144
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                      10,989,740
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS              $ 12,033,537
================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


44 | THE ROYCE FUNDS ANNUAL REPORT 2000

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

                                                                                    Years ended December 31,
                                                            ---------------------------------------------------------------------
                                                               2000           1999           1998           1997          1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $    5.94      $    5.63      $    6.04      $    5.52      $   5.09
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income                                         0.12           0.08           0.12           0.08          0.06
   Net realized and unrealized gain (loss) on
    investments and foreign currency                             1.26           0.58          (0.35)          1.12          0.35
---------------------------------------------------------------------------------------------------------------------------------
     Total investment operations                                 1.38           0.66          (0.23)          1.20          0.41
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
   Net investment income                                        (0.03)         (0.01)         (0.16)            --            --
   Net realized gain on investments and foreign currency        (0.14)         (0.17)         (0.02)         (0.01)           --
---------------------------------------------------------------------------------------------------------------------------------
     Total distributions to Preferred Stockholders              (0.17)         (0.18)         (0.18)         (0.01)           --
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
   Net investment income                                        (0.06)         (0.01)            --          (0.12)           --
   Net realized gain on investments and foreign currency        (0.28)         (0.14)            --          (0.41)           --
---------------------------------------------------------------------------------------------------------------------------------
     Total distributions to Common Stockholders                 (0.34)         (0.15)            --          (0.53)           --
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
   Effect of reinvestment of distributions by Common
    Stockholders                                                (0.04)         (0.02)            --          (0.04)           --
   Effect of Preferred Stock offering                              --             --             --          (0.10)           --
   Other sources                                                   --             --             --             --          0.02
---------------------------------------------------------------------------------------------------------------------------------
     Total capital stock transactions                           (0.04)         (0.02)            --          (0.14)         0.02
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $    6.77      $    5.94      $    5.63      $    6.04      $   5.52
=================================================================================================================================
MARKET VALUE, END OF PERIOD                                 $    5.69      $    4.72      $    4.88      $    5.06      $   4.59
=================================================================================================================================
TOTAL RETURN (a):
Net Asset Value (b)                                              20.9%           8.7%          (6.8)%         20.5%           --
Market Value                                                     27.9%          (0.3)%         (3.7)%         21.3%          9.6%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
  COMMON STOCKHOLDERS:
Total expenses (c,d)                                             1.44%          1.51%          1.62%          0.94%         1.91%
   Management fee expense                                        1.00%          1.00%          1.14%          0.39%         0.83%
   Other operating expenses                                      0.44%          0.51%          0.48%          0.55%         1.08%
Net investment income                                            1.93%          1.47%          1.95%          1.35%         1.80%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                    $  80,933      $  71,003      $  67,457      $  70,893      $ 44,154
Portfolio Turnover Rate                                            69%            60%            90%            74%          159%
PREFERRED STOCK:
Total shares outstanding                                      800,000        800,000        800,000        800,000            --
Asset coverage per share                                    $  101.17      $   88.75      $   84.32      $   88.62            --
Liquidation preference per share                            $   25.00      $   25.00      $   25.00      $   25.00            --
Average market value per share (e)                          $   22.23      $   24.00      $   25.16      $   25.25            --

================================================================================
(a) The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions.
(b)   Net Asset Value Total Return is not available for years prior to 1997.
(c) Expense ratios based on total average net assets were 1.05%, 1.06%, 1.16%, 0.90% and 1.91% for the periods ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.
(d) Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.81%, 1.93%, 1.88%, 1.60% and 2.08% for the periods ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.
(e)   The average of month-end market values during the period.


                                         THE ROYCE FUNDS ANNUAL REPORT 2000 | 45

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Summary of Significant Accounting Policies:

      Royce Focus Trust, Inc. (the "Fund") is a diversified closed-end investment company. Effective May 7, 1999, Royce Global Trust, Inc. changed its name to Royce Focus Trust, Inc. The Fund commenced operations on March 2, 1988. Royce & Associates, Inc. ("Royce") assumed investment management responsibility for the Fund on November 1, 1996.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:

      Securities listed on an exchange or on the Nasdaq National Market System
(NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:

      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:

      The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund's Directors to defer the receipt of all or a portion of Directors' Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:

      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

Distributions:

      Distributions to Common Stockholders are recorded on the ex-dividend date and paid annually in December. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:

      The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.


46 | THE ROYCE FUNDS ANNUAL REPORT 2000

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------
Capital Stock:

      The Fund currently has 800,000 shares of 7.45% Cumulative Preferred Stock outstanding. The stock has a liquidation preference of $25.00 per share.

      Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody's, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing the Preferred Stock.

      The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.

      The Fund issued 414,399 and 161,083 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2000 and 1999, respectively.

Investment Advisory Agreement:

      The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the average daily net assets of the Fund. Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to the Fund's Preferred Stock for any month in which the Fund's average annual NAV total return since issuance of the Preferred Stock fails to exceed the Preferred Stock's dividend rate.

      For the year ended December 31, 2000, the Fund accrued and paid Royce advisory fees totaling $542,043, which is net of $200,001 voluntarily waived by Royce.

Purchases and Sales of Investment Securities:

      For the year ended December 31, 2000, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $48,852,035 and $54,147,427, respectively.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors and Stockholders of Royce Focus Trust, Inc.

      We have audited the accompanying statement of assets and liabilities of Royce Focus Trust, Inc., including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1997 were audited by other auditors whose report dated February 10, 1998 expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Focus Trust, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.


                                        TAIT, WELLER & BAKER

Philadelphia, PA
January 18, 2001


                                         THE ROYCE FUNDS ANNUAL REPORT 2000 | 47

--------------------------------------------------------------------------------

OFFICERS

   Charles M. Royce, President and Treasurer
   John D. Diederich, Vice President
   Jack E. Fockler, Jr., Vice President
   W. Whitney George, Vice President
   Daniel A. O'Byrne, Vice President and Assistant Secretary
   John E. Denneen, Secretary

DIRECTORS

   John D. Diederich (RVT and OTCM)
   Royce Fund Services, Inc., President

   Donald R. Dwight
   Dwight Partners, Inc., President

   Richard M. Galkin
   Richard M. Galkin Associates, Inc., President

   Stephen L. Isaacs
   The Center for Health and Social Policy,
   President; Attorney

   William L. Koke (FUND)
   Shoreline Financial Consultants
   Registered Investment Adviser

   David L. Meister
   Communications Industry, Consultant

   Charles M. Royce
   Royce & Associates, Inc., President

INDEPENDENT ACCOUNTANTS

   Tait, Weller & Baker

CUSTODIAN AND TRANSFER AGENT AND REGISTRAR

   State Street Bank and Trust Company


48 | THE ROYCE FUNDS ANNUAL REPORT 2000

POSTSCRIPT
--------------------------------------------------------------------------------

1, 2, 3...Z, Y, X, OR A VALUE INVESTOR'S HOROSCOPE

      As mutual fund managers, we are in general more interested in numbers than words.

      Over the past few years, however, we've been struck by how many new words, phrases and even letters have entered the collective lexicon. The internet alone has contributed dozens, perhaps hundreds, of new wrinkles to the language, from its own name to the habit of placing a 'dot.com' after any web-related action or quality. Indeed, the word 'web', which once conjured up a simple spider's lair, now suggests a vast, interactive network whose inner workings are a mystery to those of us who enjoy its benefits every day. The suffix dot.com often serves to convey either technological savvy or, somewhat contrarily, stock market woes.

      Even individual letters, most of which used to say little or nothing on their own, now carry sometimes several meanings. In fact, we think that a sort of pattern might be emerging here, in which the numbers move forward as the letters work backward. This probably results from our practice of looking at companies from the bottom up.

      For example, 1999 was a big year for the letter 'Y'. Prior to that time, Y2K looked like more like a typographical error than the symbol for impending computer Armageddon that it became two years ago. Now it's the New Millennium equivalent of "Where's the Beef?" We've moved on, or back, as the case may be, to another letter.

      Consider the dominance of 'W' in 2000. Three in a row -- 'www' -- serves as the prefix for the vast majority of websites. It has become so ubiquitous that most people no longer mention it when giving out a web address -- it's simply assumed to be there. And how many of us routinely forget that it's actually an acronym for 'world wide web'?

      During and after World War II, 'V' stood for victory, whereas in 2000 a lone 'W' means a win. This was exploited to no end during the presidential election and subsequent vote-counting controversy. In order to distinguish our new President from his ex-President father, and perhaps fearing that the appellation 'Junior' would communicate a lack of gravitas about a candidate needing to be taken seriously, newspaper editors and headline writers all over the country began referring to him as 'W', or the phonetic version of its Texas pronunciation, 'Dubya'. The ensuing imbroglio over the status of chads, pregnant, dimpled and otherwise, whose vote counted and which recount method should be used, provided endless opportunities for variations on the theme of 'A W for Dubya' and our own favorite (based solely on its tabloid appeal): 'Dubya Gores Gore, Gets W'.

      From 1999 to 2000, then, we moved backwards through the alphabet, from 'Y' to 'W'. This leads us to the tantalizing possibility that 2001 could be the year of 'V'. Why would this be important? For the simple reason that we're hoping for a victorious year for value in the form of market leadership and high returns. Even the most rational investors have their superstitions -- quirks that don't necessarily follow the most reasonable lines.

      Once the possibilities of 'V' became clear (at least to some of our investment staff), we saw that 2002 would be the year of 'U', and a fine time for the kind of attractive undervalued companies that are our stock in trade. But why stop there? 2003 would fit us (please forgive the pun) to a 'T', being a year that would reward a time-tested stock selection approach like our own. 2004 could be the biggest year of all -- 'S', a.k.a. the Year of the Small-Cap, a 366-day period in which the performance of our sector would continually set new records.

      As any mutual fund manager can tell you, it's all in the numbers, even the letters.

[GRAPHIC: Background image of three building blocks with the numbers 1, 2 and 3]

--------------------------------------------------------------------------------

                                  TheRoyceFunds
                                  -------------
                1414 AVENUE OF THE AMERICAS o NEW YORK, NY 10019

                              WEALTH OF EXPERIENCE

With approximately $3.8 billion in total assets under management, Royce & Associates is an independent firm committed to the same small-company investing principles that have served us well for more than 25 years. Charles M. Royce, our primary portfolio manager, enjoys one of the longest tenures of any active mutual fund manager. He is supported by a senior staff that includes three Portfolio Managers and a Managing Director, as well as eight analysts and four traders.

                          MULTIPLE FUNDS, COMMON FOCUS

Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

                             CONSISTENT DISCIPLINE

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

                              CO-OWNERSHIP OF FUNDS

It is important that our employees and shareholders share a common financial goal; our officers, employees and their affiliates currently have approximately $50 million invested in The Royce Funds.

--------------------------------------------------------------------------------

GENERAL INFORMATION

Additional Report Copies
(800) 221-4268

STATE STREET BANK AND TRUST COMPANY

Custodian, Transfer Agent and Registrar
(800) 426-5523

BROKER/DEALER SERVICES

For Fund Materials and Performance Updates
(800) 59-ROYCE (597-6923)

ADVISOR SERVICES

For Fund Materials, Performance Updates,
Transactions or Account Inquiries
(800) 33-ROYCE (337-6923)

                               www.roycefunds.com
                               funds@roycenet.com